PROSPECTUS September 26, 2025, as supplemented through January 29, 2026
DAT	Big Data Refiners ETF
EMTY	Decline of the Retail Store ETF
TOLZ	DJ Brookfield Global Infrastructure ETF
EQRR	Equities for Rising Rates ETF
PEX	Global Listed Private Equity ETF
HDG	Hedge Replication ETF
HYHG	High Yield — Interest Rate Hedged
RINF	Inflation Expectations ETF
IGHG	Investment Grade — Interest Rate Hedged
OILK	K-1 Free Crude Oil ETF
CSM	Large Cap Core Plus
CLIX	Long Online/Short Stores ETF
MRGR	Merger ETF
VERS	Metaverse ETF
EFAD	MSCI EAFE Dividend Growers ETF
EMDV	MSCI Emerging Markets Dividend Growers ETF
EUDV	MSCI Europe Dividend Growers ETF
ANEW	MSCI Transformational Changes ETF
TINY	Nanotechnology ETF
QQQA	Nasdaq-100 Dorsey Wright Momentum ETF
IQQQ	Nasdaq-100 High Income ETF
OND	On-Demand ETF
ONLN	Online Retail ETF
PAWZ	Pet Care ETF
SMDV	Russell 2000 Dividend Growers ETF
ITWO	Russell 2000 High Income ETF
TMDV	Russell U.S. Dividend Growers ETF
NOBL	S&P 500® Dividend Aristocrats ETF
SPXE	S&P 500® Ex-Energy ETF
SPXN	S&P 500® Ex-Financials ETF
SPXV	S&P 500® Ex-Health Care ETF
SPXT	S&P 500® Ex-Technology ETF
ISPY	S&P 500® High Income ETF
ION	S&P Global Core Battery Metals ETF
CTEX	S&P Kensho Cleantech ETF
MAKX	S&P Kensho Smart Factories ETF
REGL	S&P MidCap 400® Dividend Aristocrats ETF
TDV	S&P Technology Dividend Aristocrats ETF
TINT	Smart Materials ETF
SUPL	Supply Chain Logistics ETF
All Funds are listed on Cboe BZX U.S. Equities Exchange, except ION, SUPL, VERS, CTEX, DAT, EMTY, CLIX, ANEW, MAKX, OND, ONLN, TINT, TINY, TOLZ, HDG, RINF, SPXE, SPXN, SPXV, SPXT, (listed on NYSE Arca), EQRR, IQQQ and QQQA (listed on The Nasdaq Stock Market).
Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
PROSHARES TRUSTDistributor: SEI Investments Distribution Co.

TABLE OF CONTENTS
4	Summary Section
5	Big Data Refiners ETF
9	Decline of the Retail Store ETF
14	DJ Brookfield Global Infrastructure ETF
18	Equities For Rising Rates ETF
22	Global Listed Private Equity ETF
26	Hedge Replication ETF
30	High Yield — Interest Rate Hedged
34	Inflation Expectations ETF
39	Investment Grade — Interest Rate Hedged
43	K-1 Free Crude Oil ETF
48	Large Cap Core Plus
52	Long Online/Short Stores ETF
57	Merger ETF
62	Metaverse ETF
66	MSCI EAFE Dividend Growers ETF
70	MSCI Emerging Markets Dividend Growers ETF
74	MSCI Europe Dividend Growers ETF
78	MSCI Transformational Changes ETF
82	Nanotechnology ETF
86	Nasdaq-100 Dorsey Wright Momentum ETF
89	Nasdaq-100 High Income ETF
93	On-Demand ETF
97	Online Retail ETF
101	Pet Care ETF
105	Russell 2000 Dividend Growers ETF
108	Russell 2000 High Income ETF
112	Russell U.S. Dividend Growers ETF
115	S&P 500® Dividend Aristocrats ETF
118	S&P 500® Ex-Energy ETF
121	S&P 500® Ex-Financials ETF
124	S&P 500® Ex-Health Care ETF
127	S&P 500® Ex-Technology ETF
130	S&P 500® High Income ETF
135	S&P Global Core Battery Metals ETF
139	S&P Kensho Cleantech ETF
143	S&P Kensho Smart Factories ETF
147	S&P Midcap 400® Dividend Aristocrats ETF
150	S&P Technology Dividend Aristocrats ETF
153	Smart Materials ETF
157	Supply Chain Logistics ETF
161	Investment Objectives, Principal Investment Strategies and Related Risks
200	Management of ProShares Trust
203	Determination of NAV

204	Distributions
204	Dividend Reinvestment Services
205	Taxes
208	Financial Highlights

4 ::
PROSHARES.COM

Summary Section

   Big Data Refiners ETF :: 5
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Investment Objective
ProShares Big Data Refiners ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FactSet Big Data Refiners Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies that provide services related to analytics, software, hardware, and computing infrastructure for managing and extracting information from large structured and unstructured data sets. The Index includes companies in at least one of nine FactSet® Revere Business Industry Classification System Sub-Industries (“RBICS Sub-Industries”) that the index provider has identified as big data related. The nine eligible RBICS Sub-Industries are: (1) Business Intelligence Software; (2) Business Intelligence/Data Warehousing Consulting; (3) Customer Service Software; (4) Data Storage Infrastructure Software; (5) Enterprise Middleware Software; (6) Government and Public Service Industry Software; (7) Information Storage Systems; (8) Network Administration Software; and (9) Peripheral and Other Commerce Equipment Makers. Companies in these sub-industries are selected if they receive 75% or more of their revenue from one or more of those sub-industries. Selected companies are then weighted based on their market capitalization, subject to a 4.5% limit. The Index’s composition and assigned weights are reevaluated semi-annually in June and December. The Index is constructed and maintained by FactSet Research Systems, Inc. More information about the Index can be found using the Bloomberg ticker symbol “FDSBDFN.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard

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to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Big Data Investing Risk — Big data technology is a relatively new form of technology and is subject to risks associated with a developing industry. There is no guarantee that the products or services offered by companies in this business will be successful. Big data companies may have limited product lines, markets, financial resources or personnel. They are subject to rapid changes in technology, intense competition, loss or impairment of intellectual property rights, short product life cycles, cyclical economic patterns, evolving industry standards, frequent new product introductions, evolving regulation of the Internet and new privacy laws, and potentially rapid product obsolescence. Big data companies typically engage in significant amounts of spending on research and development and mergers and acquisitions which may be costly. Such companies are also susceptible to operational and information security risks including those associated with hardware or software failures, interruptions, or delays in service by third party vendors, and security breaches. Big data companies are also subject to increasing regulatory constraints, particularly with regard to cybersecurity and privacy, which may adversely affect the profitability and value of such companies. These companies may also face increased scrutiny from regulators and legislators considering how consumer data is stored, safeguarded, and used. Big data companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not big data related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its big data related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the

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Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the information technology industry group.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is big data related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance.
This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

60%
45%
30%
15%
0%
-15%
-30%
-45%
-44.30%
51.41%
33.83%
2022
2023
2024

Best Quarter	(ended	12/31/2024	):	23.01%
Worst Quarter	(ended	6/30/2022	):	-29.31%
Year-to-Date	(ended	6/30/2025	):	6.12%
Average Annual Total Returns
As of December 31, 2024
	One Year	Since Inception	Inception Date
Before Tax	33.83%	2.91%	9/29/2021
After Taxes on Distributions	33.83%	2.91%	—
After Taxes on Distributions and Sale of Shares	20.03%	2.23%	—
FactSet Big Data Refiners Index[1]	34.58%	3.36%	—
S&P Global 1200 Index[1]	18.97%	8.63%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio

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Manager, have jointly and primarily managed the Fund since September 2021 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   Decline of the Retail Store ETF :: 9
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Investment Objective
ProShares Decline of the Retail Store ETF (the “Fund”) seeks capital appreciation from the decline of bricks and mortar retailers through short exposure (-1x) to the Solactive-ProShares Bricks and Mortar Retail Store Index (the “Index”).
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Index is designed to measure the performance of publicly traded U.S. “bricks and mortar” retail companies whose retail revenue is derived principally from in-store sales. The Index seeks to identify companies who face threats from ongoing trends, such as the growth of online shopping and markets oversaturated with stores. To be included in the Index, companies must derive more than 50% of their global revenues from retail operations and more than 75% of their retail revenues from in-store sales. Selected companies are equally weighted in the Index. The composition of the Index is reevaluated in June and reset to equal weight monthly. The Index is constructed and maintained by Solactive AG. More information about the Index can be found using the Bloomberg ticker symbol “SOEMTYTR.”
Under normal circumstances, the Fund will obtain inverse exposure to at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as

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stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements) in order to gain inverse exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction. However, the Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining inverse exposure consistent with the investment objective.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
The Index is created and sponsored by ProShare Advisors and is licensed for use by ProShares Trust.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of Index returns and Index volatility (how much the value of the Index moves up and down from day-to-day) on your holding period return. Index volatility has a negative impact on Fund returns. During periods of higher Index volatility, the Index volatility may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of Index volatility and Index return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller Index gains or losses and higher Index volatility. Your return will tend to be better than the Daily Target when there are larger Index gains or losses and lower Index volatility. You may lose money when the Index return is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized Index volatility and Index returns to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical Index return for a one-year period. Each column corresponds to a level of hypothetical annualized Index volatility. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the annual Index return were 20%. However, as the table

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shows, with a one-year Index return of 20% and an annualized Index volatility of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The Index’s annualized historical volatility rate for the five-year period ended May 31, 2025 was 24.15%. The Index’s highest May to May volatility rate during the five-year period was 26.47% (May 28, 2021). The Index’s annualized total return performance for the five-year period ended May 31, 2025 was 17.05%. Historical Index volatility and performance do not predict future Index volatility and performance.
For more information, including additional graphs and charts demonstrating the effects of Index volatility and Index return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse exposure to all of the instruments in the Index, its weighting of those instruments may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Retailing Industry Risk — The risks of investments in the industry include: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of business days to achieve overall results; and dependence on outside financing, which may be difficult to obtain.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory

12 :: Decline of the Retail Store ETF
PROSHARES.COM

or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. As a fund seeking daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, the value of an investment in the Fund is expected to decline when market conditions cause the level of the Index to rise.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the consumer discretionary and consumer staples industry groups.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the
Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Self-Indexing Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used to identify brick and mortar retail companies will achieve its intended result or that the trends the Fund seeks to benefit from will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the

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Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

15%
0%
-15%
-30%
-45%
10.60%
-8.35%
-31.80%
-37.55%
4.36%
0.21%
-4.20%
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	3/31/2020	):	49.64%
Worst Quarter	(ended	6/30/2020	):	-36.78%
Year-to-Date	(ended	6/30/2025	):	-0.83%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	-4.20%	-15.66%	-13.24%	11/14/2017
After Taxes on Distributions	-6.43%	-16.38%	-13.83%	—
After Taxes on Distributions and Sale of Shares	-2.48%	-11.07%	-9.04%	—
Solactive - ProShares Bricks and Mortar Retail Store Index[1]	9.15%	12.92%	10.53%	—
S&P 500® Index[1]	25.02%	14.51%	14.18%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since November 2017 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

14 :: DJ Brookfield Global Infrastructure ETF
PROSHARES.COM

Investment Objective
ProShares DJ Brookfield Global Infrastructure ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Dow Jones Brookfield Global Infrastructure Composite Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.46%
1
“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (such as exchange-traded funds). They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). “Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements in the Form N-CSR. Therefore, the amounts listed in “Total Annual Fund Operating Expenses” will differ from those presented in the Fund’s Financial Highlights in the Fund’s Prospectus.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$47	$148	$258	$579
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index measures the performance of companies in developed markets that are owners and operators of pure-play infrastructure assets. As of May 31, 2025, this included companies from the following countries: United States, Canada, United Kingdom, France, Spain, Australia, Italy, China, Japan, Hong Kong, Mexico, Brazil, New Zealand, Switzerland, Belgium, Netherlands, Luxembourg, and Germany. Pure-play infrastructure sectors include, for example, airports, toll roads, ports, communications, electricity transmission & distribution, oil & gas storage & transportation, and water. The Index selects companies in developed markets that earn more than 70% of their estimated cash flows from pure-play infrastructure assets. Selected companies are weighted based on market capitalization, with limits on how much weight can be in a single stock (10%), country (50%) or pure-play infrastructure sector (50%). The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “DJBGICUT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by U.S. and foreign public companies, including Master Limited Partnerships (“MLPs”), which are commonly taxed as partnerships and publicly traded on national securities exchanges. The Fund generally does not intend to invest more than 25% of its total assets in MLPs.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments,

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with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Infrastructure Industry Risk — Companies in the infrastructure industry may be subject to a variety of risks, including: high interest costs in connection with capital construction programs; high degrees of leverage; economic slowdowns; surplus capacity; difficulty in raising capital; costs associated with changes in government regulations or policies; adverse changes in tax laws; increased competition from other service providers; evolving technological developments; environmental problems; labor relations tensions; and corruption in publicly funded projects.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Master Limited Partnership Risk — The Fund may invest in MLPs, which are commonly taxed as partnerships and publicly traded on national securities exchanges. Investments in common units of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters that affect the MLP. MLPs are commonly treated as partnerships that are qualified publicly traded partnerships (“QPTPs”) for federal income tax purposes. Changes in U.S. tax laws could revoke the pass-through attributes that pro vide the potential tax efficiencies that may make MLPs attractive investment structures.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the energy, industrials and utilities industry groups.
○Energy Industry Risk — Companies in this industry may experience: adverse effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events, international conflicts or threat of conflicts and economic conditions; and market, economic and political risks of the

16 :: DJ Brookfield Global Infrastructure ETF
PROSHARES.COM

countries where energy companies are located or do business. The energy industry has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Utilities Industry Risk — Companies in this sector may experience: review and limitation of rates by governmental regulatory commissions and increased competition as a result of deregulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2025, the Index had a significant portion of its value in issuers in Canada.
○Canadian Investments Risk — Investments in securities of issuers in Canada include risks such as, regulatory, political, currency, security and economic risk specific to Canada. The Canadian economy is heavily dependent on relationships with certain key trading partners, including the U.S. and China. Canada is also a large supplier of natural resources such as oil, natural gas, timber, and agricultural products and its economy is sensitive to changes in commodity prices.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-13.92%
11.84%
13.19%
-7.98%
26.69%
-9.11%
20.49%
-4.50%
6.46%
11.70%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	3/31/2019	):	15.81%
Worst Quarter	(ended	3/31/2020	):	-24.05%
Year-to-Date	(ended	6/30/2025	):	12.15%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Ten Years
Before Tax	11.70%	4.46%	4.68%
After Taxes on Distributions	10.50%	3.41%	3.76%
After Taxes on Distributions and Sale of Shares	7.32%	3.14%	3.44%
Dow Jones Brookfield Global Infrastructure Composite Index[1]	11.26%	4.10%	4.29%
S&P Global 1200 Index[2]	18.97%	11.38%	10.43%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that reflect the reduction of withholding taxes, and are adjusted to reflect the reinvestment of dividends paid by companies in the Index.
2
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax

   DJ Brookfield Global Infrastructure ETF :: 17
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rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

18 :: Equities For Rising Rates ETF
PROSHARES.COM

Investment Objective
ProShares Equities for Rising Rates ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Nasdaq U.S. Large Cap Equities for Rising Rates Index (the “Index”). The goal of the Index is to provide relative outperformance, as compared to traditional large-cap indexes, during periods of rising U.S. Treasury interest rates (“interest rates”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 84% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the Nasdaq U.S. Large Cap Index whose stock prices have historically exhibited relatively high correlation to movements in interest rates. The Nasdaq U.S. Large Cap Index is designed to measure the performance of the largest companies in the United States. Each quarter, each company and each industry included in the Nasdaq U.S. Large Cap Index is evaluated and ranked based on its weekly market-neutral correlation with the U.S. 10-year Treasury yield over the prior three years. The five industries with the highest industry correlation are selected. Within each of those five industries, the 10 companies with the highest correlation are selected to be components of the Index. The components of the Index are weighted based on the rank of their industry and their market capitalization. The highest correlated industry receives a 30% weight in the Index; 2nd highest: 25%; 3rd highest: 20%; 4th highest: 15%; 5th highest: 10%. The Index’s composition and weightings are reevaluated quarterly in March, June, September, and December. The Index is constructed and maintained by Nasdaq Inc. More information about the Index can be found using the Bloomberg ticker symbol “NQERRT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a

   Equities For Rising Rates ETF :: 19
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result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Style Risk — Market performance tends to be cyclical; certain investment styles may fall in and out of favor. If the market is not favoring the Fund’s investment approach, the Fund’s performance may lag behind other funds using different investment styles. Performance of the Index (and as a result the Fund) could be particularly poor if the equity market declines at the same time that interest rates fall. There is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments when the Universe has positive returns and interest rates are rising sharply. The Index historically has been more volatile than an investment in a traditional market-cap weighted large-cap equity index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the
Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the consumer discretionary, consumer staples, energy and financials industry groups.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
○Energy Industry Risk — Companies in this industry may experience: adverse effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events, international conflicts or threat of conflicts and economic conditions; and market, economic and political risks of the countries where energy companies are located or do business. The energy industry has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.

20 :: Equities For Rising Rates ETF
PROSHARES.COM

●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the Index will perform better in periods of rising rates than other indexes (such as the S&P 500) or investments. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. The component securities of the Universe differ from the component securities of the S&P 500, which may cause the Index to underperform the S&P 500.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

40%
30%
20%
10%
0%
-10%
-20%
-17.88%
19.39%
-9.78%
35.11%
2.39%
9.08%
8.09%
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	12/31/2020	):	31.21%
Worst Quarter	(ended	3/31/2020	):	-44.89%
Year-to-Date	(ended	6/30/2025	):	5.34%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	8.09%	8.03%	7.29%	7/24/2017
After Taxes on Distributions	7.55%	7.41%	6.71%	—
After Taxes on Distributions and Sale of Shares	5.18%	6.22%	5.71%	—
Nasdaq U.S. Large Cap Equities for Rising Rates Index[1]	8.50%	8.40%	7.69%	—
Nasdaq-100® Index[1]	25.88%	20.15%	19.58%	—
Nasdaq Composite Index[1,2]	29.57%	17.47%	17.00%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
2
After the close of business on November 13, 2024, the Fund’s broad-based securities market index was changed from the Nasdaq-100 Index to the Nasdaq Composite Index to provide a broader measure of performance for comparative purposes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since July 2017 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade

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at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

22 :: Global Listed Private Equity ETF
PROSHARES.COM

Investment Objective
ProShares Global Listed Private Equity ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the LPX Direct Listed Private Equity Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	1.39%
Acquired Fund Fees and Expenses[1]	2.35%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	4.24%
Fee Waiver/Reimbursement[2]	-1.29%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	2.95%
1
“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (such as exchange-traded funds). They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). “Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements in the Form N-CSR. Therefore, the amounts listed in “Total Annual Fund Operating Expenses” will differ from those presented in the Fund’s Financial Highlights in the Fund’s Prospectus.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses (excluding Acquired Fund Fees and Expenses) to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.60% through September 30, 2026. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$298	$1,170	$2,055	$4,328
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of the most actively traded listed private equity companies that mainly pursue a direct private equity investment strategy. A company may be selected if its direct private equity investments represent more than 80% of the total assets of the company and the company meets certain liquidity requirements. The Index selects 30 companies based on market capitalization. Selected companies are weighted based on market capitalization, subject to a 10% limit. The composition of the Index and the assigned weights are reevaluated each quarter in January, April, July, and October. The Index is constructed and maintained by LPX AG. More information about the Index can be found using the Bloomberg ticker symbol “LPXDITU.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by U.S. and foreign public companies, including in large part business development companies (“BDCs”) for U.S. domiciled companies. BDCs are specialized investment vehicles that provide financing to small- and middle-market companies and offer managerial expertise, as needed, to assist those companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion

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as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Risks Relating to Investing in Listed Private Equity Companies — The Fund is subject to risks faced by companies in the private equity sector, in particular the returns of such companies’ underlying investments. There are certain risks inherent in investing in listed private equity companies, which encompass BDCs and other financial institutions whose principal business is to invest in and provide mezzanine financing to privately held companies. Generally, little public information exists for privately held companies, and there is a risk that investors in such companies may not be able to make a fully informed investment decision. Private equity securities also carry risks associated with unclear ownership and market access constraints. In addition, at times, a private equity company may hold a significant portion of its assets in cash or cash equivalents (e.g., after divesting itself of its interests in a portfolio company upon the portfolio company’s IPO, merger or recapitalization). This may result in lower returns than if the private equity company had invested such cash or cash equivalents in successful portfolio companies.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. In certain “restricted market” countries (which limit the ability of non-nationals to transact in those countries’ currencies), the Fund will be limited in its ability to use multiple dealers to obtain exchange rates. This may result in potentially higher costs for the Funds, and increased correlation risk. Further limitations on dealers may cause delays in execution, which may also increase correlation risk.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Risks Relating to Investing in Business Development Companies (BDCs) — BDCs are special investment vehicles designed to facilitate capital formation for small and middle-market companies. A BDC is a domestic company that operates for the purpose of making investments in certain securities and, with limited exceptions, makes available “significant managerial assistance” with respect to the issuers of such securities. The Fund is subject to risks faced by BDCs, including: increasing competition for limited BDC investment opportunities; potential uncertainty as to the value of a BDC’s private investments; risks associated with leverage; and reliance on a BDC’s managerial acumen.
In addition, significant portion of the Index is composed of BDCs or other investment companies. The Fund may not acquire greater than three percent (3%) of the total outstanding shares of such companies. As a result, the Fund’s ability to purchase certain of the securities in the Index in the proportions represented in the Index could be inhibited. In these circumstances, the Fund may be required to

24 :: Global Listed Private Equity ETF
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use sampling techniques, which could increase “Correlation Risk”, as described above.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the financial services industry group.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2025, the Index had a significant portion of its value in issuers in the United Kingdom.
○United Kingdom Investments Risk — The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners. As a result, the British economy may be impacted by the institution of tariffs or other trade barriers as well as changes to the economic condition of the United States and other European countries.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advi sors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

30%
20%
10%
0%
-10%
-20%
-30%
4.41%
11.06%
15.01%
-13.23%
24.93%
-0.60%
27.41%
-25.58%
22.95%
12.46%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	22.27%
Worst Quarter	(ended	3/31/2020	):	-37.94%
Year-to-Date	(ended	6/30/2025	):	5.40%

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Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Ten Years
Before Tax	12.46%	5.44%	6.54%
After Taxes on Distributions	7.27%	2.15%	3.05%
After Taxes on Distributions and Sale of Shares	8.13%	3.10%	3.75%
LPX Direct Listed Private Equity Index[1]	12.89%	5.93%	6.94%
S&P Global 1200 Index[2]	18.97%	11.38%	10.43%
1
Reflects no deduction for fees, expenses or taxes. Reflects the reinvestment of dividends paid by issuers in the Index.
2
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

26 :: Hedge Replication ETF
PROSHARES.COM

Investment Objective
ProShares Hedge Replication ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Merrill Lynch Factor Model® — Exchange Series (the “Benchmark”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	1.51%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.26%
Fee Waiver/Reimbursement[1]	-1.31%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2026. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$580	$1,090	$2,493
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 43% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Benchmark.
The Benchmark is designed to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation with the HFRI Composite Index (the “HFRI”). The HFRI is designed to reflect the performance of the hedge fund industry. The Benchmark seeks to achieve high correlation with the HFRI using six non-hedge fund, transparent market measures. These six factors (the “Factors”) are: (1) the S&P 500 Index; (2) the Russell 2000 Index; (3) the MSCI EAFE Index; (4) the MSCI Emerging Markets Index; (5) the ProShares UltraShort Euro ETF; and (6) 3-month U.S. Treasury Bills. The Factors are weighted based on a formula that looks back at what weighting would have caused the highest correlation with the HFRI over the last 2 years. Factors can be weighted long or short. The Benchmark weights are reset monthly. The Benchmark is constructed and maintained by Merrill Lynch International. More information about the Benchmark can be found using the Bloomberg ticker symbol “MLEIFCTX.”
Because the levels of certain Factors of the Benchmark are not determined at the same time that the Fund’s net asset value (“NAV”) is calculated, correlation to the Benchmark is measured by comparing a combination of the daily total return of: (a) the Factors that are determined at the same time that the Fund’s NAV is determined; and (b) one or more U.S. exchange-traded securities or financial instruments that reflect the values of the Factors that are not determined at the same time that the Fund’s NAV is determined (as of the Fund’s NAV calculation time), to the daily total return of the NAV per share of the Fund.
For a further description of the Benchmark, please see “Additional Information on Certain Underlying Indexes” in the Fund’s Prospectus.
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Benchmark or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.

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●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, ETFs, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements and futures contracts) as a substitute for investing directly in or making short sales of the securities underlying the Benchmark. The Fund may seek short exposure in an attempt to produce positive returns from a decline in the price of the Benchmark or securities underlying the Benchmark. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Benchmark or to securities not contained in the Benchmark or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Long/Short Risk — The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Seeking short exposure may be considered an investment aggressive technique. Any income, dividends, or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Benchmark has a dramatic intraday move that causes a material decline in the Fund’s net assets). If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in

28 :: Hedge Replication ETF
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value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.
●U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Correlation Risk — The Fund’s exposure may not be consistent with the Benchmark. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund may not have exposure to all of the securities in the Benchmark, its weighting of securities may be different from that of the Benchmark, and it may invest in instruments not included in the Benchmark.
●Industry Concentration Risk — The Benchmark may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Benchmark. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index did not have a significant portion of its value in issuers of an industry group.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Benchmark Performance Risk — The Benchmark used by the Fund may underperform other asset classes and may underperform other similar benchmarks. There can be no guarantee that the methodology underlying the Benchmark or the daily calculation of the Benchmark will be free from error. The Fund could lose value while the levels of other indices or measures of market performance increase. The Benchmark does not in any way represent a managed hedge fund or group of hedge funds, and there is no guarantee that it will achieve returns correlated with any hedge fund, group of hedge funds, or the HFRI. Neither ProShare Advisors nor the Model Sponsor has any control over the composition or compilation of the HFRI, and there is no guarantee that the HFRI will continue to be produced.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.

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●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

10%
5%
0%
-5%
-10%
-0.33%
2.23%
5.47%
-4.21%
9.50%
7.32%
2.74%
-8.30%
7.22%
5.17%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	12/31/2020	):	9.25%
Worst Quarter	(ended	3/31/2020	):	-8.60%
Year-to-Date	(ended	6/30/2025	):	1.46%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Ten Years
Before Tax	5.17%	2.66%	2.54%
After Taxes on Distributions	3.72%	2.06%	2.18%
After Taxes on Distributions and Sale of Shares	3.08%	1.80%	1.83%
Merrill Lynch Factor Model – Exchange Series[1]	6.13%	3.69%	3.54%
S&P 500® Index[1]	25.02%	14.51%	13.09%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Benchmark.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

30 :: High Yield — Interest Rate Hedged
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Investment Objective
ProShares High Yield – Interest Rate Hedged (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FTSE High Yield (Treasury Rate-Hedged) Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 66% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of high-yield debt of U.S. and Canadian companies. The Index measures the performance of two positions: (1) a long position in high-yield corporate bonds; and (2) a duration matched short position in U.S. Treasury bonds.
The long position of the Index may include fixed-rate, cash-pay corporate bonds that are rated between BB+ and C by Standard and Poor’s Financial Services, LLC or Ba1 and Ca by Moody’s Investors Service, Inc. Bonds included in the long portion of the Index are weighted based on market capitalization, subject to a limit of 2% on any one issuer.
The short position of the Index is designed to hedge the duration and yield curve exposure of the long position. The Index seeks to use this short position to mitigate the potential negative impact of rising U.S. Treasury interest rates on the performance of high-yield bonds.
The Index’s positions are reset each month. The Index is constructed and maintained by FTSE International Limited. More information about the Index can be found using the Bloomberg ticker symbol “CFIIHYHG.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in high-yield bonds included in the Index.
The Fund will invest principally in the financial instruments listed below.
●Debt Instruments — The Fund invests in debt instruments, primarily high yield bonds, that are issued by corporate issuers that are rated below “investment-grade” by both Moody’s and S&P. Credit rating agencies evaluate issuers and assign ratings based on their opinions of the issuer’s ability to pay interest and principal as scheduled. Those issuers with a greater risk of default — not paying interest or principal in a timely manner — are rated below investment grade. Such debt instruments may include Rule 144A securities, which generally are restricted securities that are only available to “qualified” investors.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, ETFs, interest rates or indexes. The Fund invests in derivatives (e.g. futures contracts) as a substitute for obtaining short exposure in U.S. Treasury Securities but may also do so to a limited extent to obtain high yield bond exposure. These derivatives principally include:
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future. The Fund will use futures contracts to obtain short exposure to U.S. Treasury Securities.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times

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in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.
●Hedging Risk — The Index seeks to mitigate the potential negative impact of rising interest rates on the performance of high yield bonds. The short positions in U.S. Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of high yield bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long high yield bond positions. The hedge cannot fully account for changes in the shape of the interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month that is not addressed by the hedge.
When interest rates fall, an unhedged investment in the same high yield bonds will outperform the Fund. The performance of the Fund could be particularly poor if high yield bond credit deteriorates at the same time interest rates fall. Furthermore, when interest rates remain unchanged, an investment in the Fund will underperform a long-only investment in the same high yield bonds due to the ongoing costs associated with short exposure to Treasury securities and other factors.
The Index may also contain a significant allocation to callable high yield bonds, which are subject to prepayment risk; callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or U.S. Treasury Securities. In certain falling interest rate environments, this could result in disproportionately larger losses in the short Treasury positions relative to the gains in the long high yield bond positions attributable to falling interest rates.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Credit Risk — Due to its exposure to debt instruments, the Fund will be subject to credit risk which is the risk that an issuer of debt instruments is unwilling or unable to make timely payments to meet its contractual obligations. When credit risk increases, the price of the debt instruments that comprise the Index will typically decrease. Conversely, when credit risk of the debt instruments decreases, the level of the Index will typically increase. By using sampling techniques, the Fund may be overexposed to certain debt instruments that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such instruments. During an economic downturn, rates of default tend to increase. The hedging methodology of the Index does not seek to mitigate credit risk.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to

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decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.
The Fund seeks to mitigate this risk by taking short positions in U.S. Treasury Securities; such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments. The Fund does not attempt to mitigate credit risk or other factors which may have a greater influence on its investments than interest rate risk.
●Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the proceeds may be reinvested at lower interest rates.
●Long/Short Risk — The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Seeking short exposure may be considered an investment aggressive technique. Any income, dividends, or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
●Restricted Securities Risk — Privately issued securities are restricted securities that are not publicly traded, and may be less liquid than those that are publicly traded. At times, such securities cannot be readily bought or sold and the Fund might be unable to acquire or dispose of such securities promptly or at reasonable prices, which may result in a loss to the Fund. A restricted security that was liquid at the time of purchase may subsequently become illiquid.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Correlation Risk — The Fund’s exposure may not be consistent with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund may not have exposure to all of the bonds in the Index, its weighting of the bonds may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the industrials industry group.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. Because of the nature of high yield bonds, shares typically trade at a larger premium or discount to the value of the Fund’s holdings than shares of many other ETFs.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

15%
10%
5%
0%
-5%
-10%
-9.52%
14.62%
4.43%
-2.20%
11.68%
0.54%
5.51%
-1.50%
14.60%
10.84%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	3/31/2019	):	7.09%
Worst Quarter	(ended	3/31/2020	):	-14.02%
Year-to-Date	(ended	6/30/2025	):	2.36%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Ten Years
Before Tax	10.84%	5.82%	4.61%
After Taxes on Distributions	7.85%	3.40%	2.15%
After Taxes on Distributions and Sale of Shares	6.33%	3.36%	2.36%
FTSE High Yield (Treasury Rate-Hedged) Index[1]	11.26%	6.19%	5.25%
Bloomberg U.S. Aggregate Bond Index[1]	1.25%	-0.33%	1.35%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-
deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and James Linneman, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

34 :: Inflation Expectations ETF
PROSHARES.COM

Investment Objective
ProShares Inflation Expectations ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (the “Index”).
Unlike many traditional bond funds, the Fund is not designed to provide a steady stream of income.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.57%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.12%
Fee Waiver/Reimbursement[1]	-0.82%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.30%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.30% through September 30, 2026. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$31	$274	$537	$1,290
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of the Break-Even Rate of Inflation (“BEI”), or the difference in yield between a U.S. Treasury bond and a U.S. Treasury Inflation-Protected Securities (“TIPS”). The Index measures the performance of three positions: (1) a long position in the most recently issued 30-year TIPS; (2) a duration-matched short position in U.S. Treasury bonds; and (3) a cash equivalent security that represents the interest earned on the short position. The Index’s positions are reset each month. The Index is constructed and maintained by FTSE International Limited. More information about the Index can be found using the Bloomberg ticker symbol “CFIIRINF.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●U.S. Treasury Securities — The Fund has exposure to securities issued by the U.S. Treasury, in particular the following:
○U.S. Treasury Inflation-Protected Securities — The Fund generally takes long positions (or obtains long exposure via derivatives, as further described below) in TIPS, which are inflation-protected public obligations of the U.S. Treasury. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises,

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the values of both the principal and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements and futures contracts) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Breakeven Inflation Investing Risk — The Index tracks the performance of (i) long positions in the most recently issued 30-year TIPS and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index seeks to achieve an overall duration dollar amount of zero. The difference in yield (or spread) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a BEI and is considered to be a measure of the market’s expectations for inflation over the relevant period. The level of the Index (and the Fund) will fluctuate based on changes in the value of the underlying bonds, which will likely not be the same on a percentage basis as changes in the BEI. The Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Changes in the BEI are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy.
There is no guarantee that these factors will combine to produce any particular directional changes in the Index over time, or that the Fund will retain any appreciation in value over extended periods of time, or that the returns of the Index or the Fund will track or outpace the realized rate of inflation, or any price index or measure of actual consumer price levels. It is possible that the returns of the Index or the Fund will not correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. Furthermore, while the BEI provides exposure to inflation expectations, it may also be influenced by other factors, including premiums related to liquidity for certain bonds as well as premiums surrounding the uncertainty of future inflation. These other factors may impact the level of the Index or the value of the Fund in unexpected ways and may cancel out or even reverse the impact of changes in inflation expectations. As a result, an investment in the Fund may not serve as an effective hedge against inflation.
●Hedging Risk — The Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of TIPS. The short positions in U.S. Treasury Securities are not intended to mitigate inflation risk or other factors influencing the BEI, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the TIPS positions. The hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. When interest rates fall, an unhedged investment in the same TIPS will outperform the Fund. The performance of the Fund could be particularly poor if the BEI deteriorates at the same time Treasury interest rates fall. Furthermore, when interest rates remain unchanged, an investment in the Fund will underperform a long-only

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investment in the same TIPS due to the ongoing costs associated with short exposure to Treasury securities.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Inflation-Indexed Security Risk — The value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase, and tend to increase when real interest rates decrease. Real interest rates are generally measured as a nominal interest rate less an inflation rate.
●U.S. Treasury Market Risk — The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.
The Fund seeks to mitigate this risk by taking short positions in U.S. Treasury Securities; such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments. The Fund does not attempt to mitigate credit risk or other factors which may have a greater influence on its investments than interest rate risk.
●Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the proceeds may be reinvested at lower interest rates.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Long/Short Risk — The Fund seeks long exposure to certain financial instruments and short exposure to certain other financial instruments. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Seeking short exposure may be considered an investment aggressive technique. Any income, dividends, or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
In addition, the Fund may gain enhanced long exposure to certain financial instruments (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a

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single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated informa tion on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

20%
15%
10%
5%
0%
-5%
-10%
-7.98%
3.02%
-0.33%
-1.31%
1.71%
2.18%
16.16%
8.24%
1.13%
9.44%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	10.58%
Worst Quarter	(ended	3/31/2020	):	-17.12%
Year-to-Date	(ended	6/30/2025	):	0.70%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Ten Years
Before Tax	9.44%	7.29%	3.04%
After Taxes on Distributions	7.36%	6.04%	1.99%
After Taxes on Distributions and Sale of Shares	5.55%	5.14%	1.85%
FTSE 30-Year TIPS (Treasury Rate-Hedged) Index[1,2]	2.31%	4.43%	1.41%
ICE U.S. Treasury Core Bond Index[1]	0.71%	-0.68%	0.82%
Bloomberg U.S. Aggregate Bond Index[1,3]	1.25%	-0.33%	1.35%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
2
Index performance through April 17, 2016 reflects the performance of the Credit Suisse 30-Year Inflation Breakeven Index. Index performance beginning on April 18, 2016 reflects the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index.

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3
After the close of business on November 13, 2024, the Fund’s broad-based securities market index was changed from the ICE U.S. Treasury Core Bond Index to the Bloomberg U.S. Aggregate Bond Index to provide a broader measure of performance for comparative purposes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and James Linneman, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Investment Grade — Interest Rate Hedged (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.30%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 53% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of investment grade corporate debt. The Index measures the performance of two positions: (1) a long position in investment-grade corporate bonds; and (2) a duration-matched short position in U.S. Treasury bonds.
The long position of the Index may include fixed-rate, fixed-to-floating rate, and zero-coupon corporate bonds that are rated at least BBB- by Standard and Poor’s Financial Services, LLC or Baa3 by Moody’s Investors Service, Inc. Bonds included in the long portion of the Index are weighted based on market capitalization, subject to a limit of 3% on any one issuer.
The short position of the Index is designed to hedge the duration and yield curve exposure of the long position. The Index seeks to use this short position to mitigate the potential negative impact of rising U.S. Treasury interest rates on the performance of investment-grade bonds.
The Index’s positions are reset each month. The Index is constructed and maintained by FTSE International Limited. More information about the Index can be found using the Bloomberg ticker symbol “CFIIIGHG.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index) and invest at least 80% of its total assets in investment grade bonds.
The Fund will invest principally in the financial instruments listed below.
●Debt Instruments — The Fund invests in debt instruments, primarily investment grade bonds, that are issued by corporate issuers that are rated “investment-grade” by both Moody’s and S&P. Credit rating agencies evaluate issuers and assign ratings based on their opinions of the issuer’s ability to pay interest and principal as scheduled. The bonds invested in by the Fund may include USD-denominated bonds issued by foreign-domiciled companies that are offered for sale in the United States.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, ETFs, interest rates or indexes. The Fund invests in derivatives (e.g. futures contracts) as a substitute for obtaining short exposure in Treasury Securities but may also do so to a limited extent to obtain investment grade bond exposure. These derivatives principally include:
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future. The Fund will use futures contracts to obtain short exposure to U.S. Treasury Securities.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times

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in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Hedging Risk — The Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of investment grade bonds. The short positions in Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of investment grade bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long investment grade bond positions. The hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month that is not addressed by the hedge.
When interest rates fall, an unhedged investment in the same investment grade bonds will outperform the Fund. Performance of the Fund could be particularly poor if investment grade credit deteriorates at the same time that interest rates fall. Furthermore, when interest rates remain unchanged, an investment in the Fund will underperform a long-only investment in the same investment grade bonds due to the ongoing costs associated with short exposure to Treasury securities or other factors.
There is no guarantee the Fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the Fund’s short positions might be expected to mitigate the effects of such rises.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Credit Risk — Due to its exposure to debt instruments, the Fund will be subject to credit risk which is the risk that an issuer of debt instruments is unwilling or unable to make timely payments to meet its contractual obligations. When credit risk increases, the price of the debt instruments that comprise the Index will typically decrease. Conversely, when credit risk of the debt instruments decreases, the level of the Index will typically increase. By using sampling techniques, the Fund may be overexposed to certain debt instruments that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such instruments. During an economic downturn, rates of default tend to increase. The hedging methodology of the Index does not seek to mitigate credit risk.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.
The Fund seeks to mitigate this risk by taking short positions in U.S. Treasury Securities; such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments. The Fund does not attempt to mitigate credit risk or other factors which may have a greater influence on its investments than interest rate risk.
●Prepayment Risk — Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the proceeds may be reinvested at lower interest rates.
●Long/Short Risk — The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Seeking short exposure may be considered an investment aggressive technique. Any income, dividends, or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

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●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Correlation Risk — The Fund’s exposure may not be consistent with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund may not have exposure to all of the bonds in the Index, its weighting of the bonds may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the financials and industrials industry groups.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

15%
10%
5%
0%
-5%
-2.16%
7.26%
5.64%
-4.33%
12.66%
0.68%
1.23%
-1.24%
11.68%
9.09%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	9.55%
Worst Quarter	(ended	3/31/2020	):	-14.97%
Year-to-Date	(ended	6/30/2025	):	2.37%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Ten Years
Before Tax	9.09%	4.16%	3.89%
After Taxes on Distributions	6.82%	2.54%	2.30%
After Taxes on Distributions and Sale of Shares	5.33%	2.46%	2.26%
FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index[1]	9.12%	4.52%	4.15%
Bloomberg U.S. Aggregate Bond Index[1]	1.25%	-0.33%	1.35%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of income paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-
deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and James Linneman, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares K-1 Free Crude Oil ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.69%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of three separate contract schedules for West Texas Intermediate (“WTI”) Crude Oil futures. One-third of the index measures the performance of contracts that expire monthly. Each month, this portion of the Index rolls from the current futures contract into the following month’s contract. Another third of the Index measures the performance of futures contracts that expire annually in June. In March, this portion of the Index rolls from the current June futures contract into the following year’s June contract. The remaining third of the Index measures the performance of futures contracts that expire annually in December. In September, this portion of the Index rolls from the current December futures contract into the following year’s December contract. The Index is reset to equal weight in March and September. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “BCBCLI.”
In order to maintain its exposure to WTI crude oil futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a short term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a short term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will be selling the expiring contract at a relatively higher price and buying a longer-dated contract at a relatively lower price.
The weighting (i.e., percentage) of each of the three contract schedules included in the Index fluctuate above or below one-third between the semi-annual reset dates due to changing futures prices and the impact of rolling the futures positions. As a result, the weighting of each contract in the Index will “drift” away from equal weighting. The Index reflects the cost of rolling the futures contracts included in the Index, without regard to income earned on cash positions.
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, ETFs, exchange-traded commodity pools, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements and futures contracts) in order to

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gain exposure to the Index. These derivatives principally include:
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Exchange-Traded Products (ETPs) — The Fund invests in ETPs or exchange-traded funds (“ETFs”) including registered investment companies and exchange-traded commodity pools. ETPs are types of securities that derive their value from a basket of securities such as stocks, bonds, commodities or indices, and trade intra-day on a national exchange. ETFs are typically open-end investment companies or unit investment trusts whose shares represent an interest in a portfolio of securities. Exchange traded commodity pools are investment vehicles who shares represent an interest in a portfolio of commodities or derivatives whose value is derived from commodities. The Fund may invest in ETPs that are sponsored by an affiliate of the Advisor.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
The Fund expects to gain exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk — The Fund obtains investment exposure through the use of commodity futures and does not invest directly in physical commodities. The Fund does not invest in nor seek exposure to the current “spot” or cash price of physical crude oil. Crude oil futures contracts typically perform very differently from, and commonly underperform, the spot price of crude oil due to current (and futures expectations of) factors such as storage costs, supply and demand and geopolitical risks. Market conditions and expectations, position limits, collateral requirements, availability of counterparties and other factors may limit the Fund’s ability to achieve the desired exposure to WTI crude oil futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses.
●Market and Volatility Risk — The value of commodity futures contracts typically is based in great part upon the price movements of a physical commodity and the market’s expectations for such moves in the future. The value of the Fund’s investments – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. Global events such as government interventions, treaties and trading, inter- or intrastate conflict, weather or other natural disasters, changes in supply or production, changes in activity of crude oil commodity producing companies, countries and/or organizations, and changes in speculators’ and/or investor’s demand can cause extreme levels of volatility. Furthermore, since commodities are generally denominated in USD, a strengthening U.S. dollar can also cause significant declines in commodity prices. An active trading market

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may not exist for certain commodities. Each of these factors and events could have a significant negative impact on the Fund.
●Risks Specific to the Crude Oil Markets — Several factors may affect the price of crude oil and, in turn, the WTI crude oil futures contracts and other assets, if any, owned by the Fund. These factors include, but are not limited to, significant increases or decreases in the available supply or demand of crude oil, storage costs, technological factors related to new or improved extraction, refining and processing equipment and/or methods, a significant change in the attitude of speculators and investors towards crude oil, large purchases or sales of crude oil by governments or large institutions, other political factors such as new regulations or political discord in oil producing countries, as well as a significant increase or decrease in crude oil hedging activity by crude oil producers. Contemporaneous with the onset of the COVID-19 pandemic in the U.S., crude oil markets experienced shocks to the supply of and demand for crude oil. This led to an oversupply of crude oil, which impacted the price of crude oil and futures contracts on crude oil and caused historic volatility in the market for crude oil and crude oil futures contracts. In April 2020, these market conditions contributed to a period of “extraordinary contango” that resulted in a negative price in the May 2020 WTI crude oil futures contract. If all or a significant portion of the futures contracts held by the Fund at a future date were to reach a negative price, investors in the Fund could lose their entire investment.
On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets for securities and commodities, including oil. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of the futures in which the Fund invests may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted. Impacts from the conflict and related events could have significant impact on the Fund’s performance, and the value of an investment in the Fund may decline significantly. Additionally, the possibility of a continued and prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the crude oil markets. This may increase or decrease volatility of the Funds’ shares.
●Costs of Futures Investment Risk — When a futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such a contract and use the proceeds to buy a futures contract with a later expi ration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and the longer-dated contract may be substantial. Contango in the futures markets may have a significant adverse impact on the performance of the Fund and may cause the WTI crude oil futures contracts to underperform spot oil. Both contango and backwardation may limit or prevent the Fund from achieving its investment objective. Extended periods of contango have occurred in the past and can in the future cause significant losses for the Fund. ProShare Advisors will utilize techniques to seek to (a) mitigate the negative impact of contango or, in certain cases, (b) benefit from the backwardation present in the WTI crude oil futures markets. However, there can be no guarantee that ProShare Advisors will be successful in doing so. There can be no assurance that the Fund’s performance will exceed the performance of a strategy that systematically invests in near month crude oil contracts.
●Derivatives Risk — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the WTI crude oil futures market) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. While the futures contracts that the Fund will use will be centrally cleared through exchanges that have been designated as “contracts markets” by the Commodity Futures Trading Commission (“CFTC”), the Fund will still be subject to the risk that a counterparty is unable to meet its contractual obligations. For futures contracts these counterparties include both the exchange, which provides a performance guarantee, where the trade is executed, and the futures commission merchant, or brokerage firm, that is a member of the relevant contract market and holds margin on behalf of the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline. In commodity broker insolvencies, customers have, in fact, been unable to recover from the broker’s estate the full amount of their “customer” funds. The Fund will be subject to credit risk with respect to the amount the Fund expects

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to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. The Fund may engage in futures transactions with a limited number of counterparties, which may increase the Fund’s exposure to credit risk associated with any single counterparty.
Extreme market volatility and economic turbulence in the first part of 2020 led to futures commission merchants increasing margin requirements for certain futures contracts, including nearer-dated WTI crude oil and other oil futures contracts. Some futures commission merchants may impose trading limitations, whether in the form of limits or prohibitions on trading oil futures contracts. If the Fund is subject to increased margin requirements or trading limitations, including exchange position limits, it may not be able to achieve its investment objective.
Finally, with respect to the use of swap agreements, if the WTI crude oil futures market has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the WTI crude oil futures market reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning.
●Risks Associated with ETPs — Investing in ETPs generally reflects the risks of owning the underlying instruments it is designed to track. When the Fund invests in ETPs it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment vehicle. These expenses may be in addition to similar expenses of the Fund that shareholders bear directly.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Concentration Risk — The Index and the Fund a significant portion of its value exposed to WTI Crude Oil futures. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

75%
50%
25%
0%
-25%
-50%
-75%
2.94%
-21.43%
31.60%
-60.96%
62.27%
27.98%
-0.44%
7.65%
2017
2018
2019
2020
2021
2022
2023
2024

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Best Quarter	(ended	3/31/2022	):	36.37%
Worst Quarter	(ended	3/31/2020	):	-66.86%
Year-to-Date	(ended	6/30/2025	):	-6.75%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	7.65%	-2.77%	0.42%	9/26/2016
After Taxes on Distributions	6.30%	-8.56%	-3.62%	—
After Taxes on Distributions and Sale of Shares	4.52%	-4.68%	-1.50%	—
Bloomberg Commodity Balanced WTI Crude Oil Excess Return Index[1]	3.74%	9.79%	8.68%	—
S&P 500® Index[1]	25.02%	14.51%	14.96%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Man
ager, have jointly and primarily managed the Fund since August 2020 and March 2022, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.
The Fund does not issue a Schedule K-1 which is the tax reporting form issued by commodities partnerships. Schedule K-1 typically presents additional complexities, including tax filing delays. Like most other ETFs, the Fund reports income on Form 1099.

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Investment Objective
ProShares Large Cap Core Plus (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the UBS 130/30 Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 66% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to replicate a “130/30” investment strategy by establishing either long or short positions in 500 of the leading large-cap U.S. companies (the “Universe”) based on a multi-factor model. A 130/30 investment strategy seeks to provide total long exposure of 130% to companies expected to increase in value and total short 30% exposure to companies expected to decline in value.
Each company in the Universe is scored based on 10 factors that the index provider believes indicate whether a company will increase or decrease in value: 1) Traditional Value; 2) Relative Value; 3) Historical Growth; 4) Expected Growth; 5) Profit Trends; 6) Accelerating Sales; 7) Earnings Momentum; 8) Price Momentum; 9) Price Reversal; and 10) Small Size.
The long portion of the Index consists of the companies with a positive score. Companies are then weighted from highest to lowest score.
The short portion of the Index consists of the companies with a negative score. Companies are then weighted from lowest to highest score.
The Index and the sub-indexes representing the long and short portion of the Index are constructed and maintained by UBS Securities LLC. More information about the Index can be found using the Bloomberg ticker symbol “CS13030.” More information about the long portion of the Index and the short portion of the Index can be found using the Bloomberg ticker symbols “CS130L” and “CS130S.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund

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should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Large-Cap Company Investment Risk — Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Long/Short Risk — The Fund seeks long exposure to certain financial instruments and short exposure to certain other financial instruments. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Seeking short exposure may be considered an investment aggressive technique. Any income, dividends, or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
In addition, the Fund may gain enhanced long exposure to certain financial instruments (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the financials and information technology industry groups.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they

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must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the
Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

40%
30%
20%
10%
0%
-10%
-20%
-0.46%
13.77%
22.50%
-7.83%
29.23%
11.01%
32.74%
-17.85%
23.14%
22.13%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	19.98%
Worst Quarter	(ended	3/31/2020	):	-22.73%
Year-to-Date	(ended	6/30/2025	):	7.08%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Ten Years
Before Tax	22.13%	12.73%	11.64%
After Taxes on Distributions	21.81%	12.40%	11.28%
After Taxes on Distributions and Sale of Shares	13.31%	10.12%	9.58%
UBS 130/30 Index[1]	23.01%	13.52%	12.35%
S&P 500® Index[1]	25.02%	14.51%	13.09%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager,

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have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Long Online/Short Stores ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the ProShares Long Online/Short Stores Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 57% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index consists of a 100% long position in the equity securities contained in the ProShares Online Retail Index (the “Online Index”) and a 50% short position in the equity securities contained in the Solactive-ProShares Bricks and Mortar Retail Store Index (the “Retail Store Index”).
The Online Index is designed to measure the performance of U.S.-listed companies deemed to be “Online Retailers.” Such companies do not rely principally on in-store sales but rather sell primarily through online or other non-store sales channels. More information about the Online Index can be found using the Bloomberg ticker symbol “PSONLINE.”
The Retail Store Index is designed to measure the performance of U.S. retail companies whose retail revenue is derived principally from in-store sales. More information about the Retail Store Index can be found using the Bloomberg ticker symbol “SOEMTYTR.”
Index weights are reset monthly. The Index is constructed and maintained by Solactive AG. More information about the Index can be found using the Bloomberg ticker symbol “PSCLIXTR.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in the component securities of the Online Index. The Fund intends to obtain short exposure to the positions in the Retail Store Index by investing in derivatives.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties

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may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
The Index is created and sponsored by ProShare Advisors and is licensed for use by ProShares Trust.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Long/Short Risk — The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Seeking short exposure may be considered an investment aggressive technique. Any income, dividends, or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
●Internet Companies Risk — Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.
●Online Retail Companies Risk — Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cyber security risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses. Investing in Online Retailers may be attractive to investors who believe the trend of rising online sales will continue; however, there is no guarantee this trend will continue. Each of these

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factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.
●Retailing Industry Risk — The risks of investments in the industry include: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of business days to achieve overall results; and dependence on outside financing, which may be difficult to obtain.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
To the extent the Fund invests in issuers in China, those investments may be made through legal structures known as variable interest entities (“VIEs”). VIEs allow U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the consumer discretionary industry group.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2025, the Index did not have a significant portion of its value in issuers in a single country.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Self-Indexing Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is sponsored by ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation

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of the Index will be free from error. For an Index with exposure to foreign, and especially emerging markets, there may be heightened risks associated with the adequacy and reliability of the information used to calculate the Index, as some foreign markets may have less information available.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

100%
75%
50%
25%
0%
-25%
-50%
6.99%
16.77%
91.05%
-39.92%
-46.73%
28.85%
20.68%
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	30.23%
Worst Quarter	(ended	6/30/2022	):	-23.71%
Year-to-Date	(ended	6/30/2025	):	14.12%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	20.68%	-1.00%	2.17%	11/14/2017
After Taxes on Distributions	20.54%	-1.09%	2.11%	—
After Taxes on Distributions and Sale of Shares	12.33%	-0.72%	1.71%	—
ProShares Long Online/Short Stores Index[1]	19.58%	-1.11%	2.13%	—
S&P 500® Index[1]	25.02%	14.51%	14.18%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since November 2017 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).

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Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Objective
ProShares Merger ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P Merger Arbitrage Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	1.46%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.21%
Fee Waiver/Reimbursement[1]	-1.46%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.75%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.75% through September 30, 2026. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$77	$550	$1,051	$2,430
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 231% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund is designed to track the performance of the Index and provide exposure to a global merger arbitrage strategy.
The Index is designed to measure the performance of a risk arbitrage strategy that exploits commonly observed price changes associated with publicly announced mergers, acquisitions, or other corporate reorganizations.
A global merger arbitrage strategy seeks to capture the spread between the price at which the stock of a company (a “Target”) trades after a proposed acquisition of the Target is announced and the value that the acquiring company (the “Acquirer”) has proposed to pay for the stock of the Target (a “Spread”). A Spread often exists because there is uncertainty that the announced merger, acquisition or other corporate reorganization (a “Deal”) will close, and if it closes, that it will close on the terms the parties initially agreed to. For Deals that close, the price of the Target after the Deal is announced is expected to increase up to the acquisition price by the closing date of the Deal, resulting in a gain. The size of the Spread will depend on several factors, including the perceived risk of the Deal closing and the length of time expected until the Deal is completed. For Deals that are not consummated, the price of the Target commonly falls back to pre-announcement levels, typically resulting in significant losses well in excess of the post-announcement Spread the strategy attempts to capture.
The Index includes up to 40 Deals based on deal size, age and performance. The Index measures the performance of a long position in the Targets of an acquisition, a short position in the Acquirers of an acquisition, and a cash position for any amounts not allocated to existing Deals.
The long portion of the Index consists of up to 40 companies that are currently Targets of the selected Deals. Each Target is initially weighted at 3% of the Index. The short portion of the Index consists of up to 40 companies that are currently the Acquirers in the selected Deals. Each Acquirer is weighted between 0% and 3% of the Index depending on the relative prices of the Target’s and Acquirer’s shares. The cash portion of the Index consists of 3-month U.S. Treasury Bills.
Composition and weight adjustments are made to the Index as required by merger announcements, withdrawals, and

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completions. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPLSAUT.”
The Fund will generally not short any stocks directly but will generally obtain short exposure through derivatives.
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, ETFs, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements and futures contracts) as a substitute for investing directly in or making short sales of the securities of the Index, as well as for effecting currency hedging transactions. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Risks Related to the Merger Arbitrage Strategy — There is no assurance that any of the Deals reflected in the Index will be successfully completed. In particular, in certain market conditions, it is possible that most or all of the Deals could fail. If any Deal reflected in the Index is not consummated, the Spread between the price offered for the Target and the price at which the shares of the Target trade is expected to widen. In such cases the price of the Target commonly falls back to pre-Deal announcement levels, typically resulting in significant losses well in excess of the post-announcement Spread the strategy attempts to capture. This could adversely affect the performance of the Index and the performance of the Fund. Deals may be terminated, renegotiated, or subject to a longer time frame than initially contemplated due to business, regulatory, or other concerns. Any of these events may negatively impact the performance of the Fund. The Index may also delete transactions under certain circumstances, thus precluding any potential future gains. Also, foreign companies involved in pending mergers or acquisitions may present risks distinct from comparable transactions completed solely within the U.S.
●Long/Short Risk — The Fund seeks long exposure to certain factors and short exposure to certain other factors. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. Seeking short exposure may be considered an investment aggressive technique. Any income, dividends, or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.

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●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Risks Related to Foreign Currencies and the Fund’s Currency Hedging Strategy — The Index is denominated in local currencies and does not reflect the impact of currency movements that can affect U.S. investors (such as the Fund) in such securities. The Fund will generally attempt to match the Index by hedging against exposure to foreign currencies. These hedges will in many cases not fully eliminate the exposure to a particular currency. In addition, interest rate differentials and additional transaction costs can diminish the effectiveness of a particular hedging position. All of these factors may cause additional correlation risk. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the consumer discretionary and industrials industry groups.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.

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●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

6%
4%
2%
0%
-2%
-4%
-6%
-0.01%
-1.40%
2.22%
3.74%
4.36%
2.70%
5.47%
-4.29%
4.73%
5.43%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	9/30/2023	):	3.61%
Worst Quarter	(ended	3/31/2020	):	-3.20%
Year-to-Date	(ended	6/30/2025	):	3.08%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Ten Years
Before Tax	5.43%	2.74%	2.25%
After Taxes on Distributions	4.23%	2.29%	1.93%
After Taxes on Distributions and Sale of Shares	3.35%	1.97%	1.66%
S&P Merger Arbitrage Index[1]	6.38%	3.72%	3.15%
S&P Total Market Index[1]	23.87%	13.77%	12.47%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask

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spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

62 :: Metaverse ETF
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Investment Objective
ProShares Metaverse ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Solactive Metaverse Theme Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies that provide or use innovative technologies to offer products and services around the metaverse. “Metaverse” is a term used to refer to a “digital world” or a future iteration of the internet. The Metaverse is characterized by virtual worlds that create a simulated environment – as well as augmented reality where the real-world environment is enhanced by computer generated sensory information. The Metaverse is expected to allow people to engage in new ways, such as through internet-based interactions, online gaming and transactions. The Metaverse is enabled by several connected technologies, such as virtual and augmented reality, digital environments, artificial intelligence and advanced computing.
The index provider uses a natural language processing algorithm to identify companies that fall into one or more of the following categories: (1) Metaverse Technology: Produces technology, infrastructure or hardware used to develop or operate in the Metaverse, including technologies for virtual and augmented reality; (2) Metaverse Platforms: Provides or develops non-physical, virtual environment or digital worlds where users and businesses can interact through virtual technologies, including platforms and services that facilitate virtual marketplaces and social network platforms; (3) Metaverse Devices: Produces devices used to access or interact with the Metaverse, including the production of wearable devices and specialized visuals and audio or gaming equipment used for interacting in virtual and augmented reality; (4) Interchange Standards: Develops and distributes tools, formats, services and engines that facilitate the creation of the Metaverse by setting actual standards that provide a common set of operating principles, language or expectations that allow for the creation, operation and ongoing improvement to the Metaverse; and (5) Data Processing: Provides computing power to support the Metaverse, including high-intensity data processing services such as rendering, data matching and synchronization or motion capturing
The index provider determines whether a company falls into those categories by using an automated scan of company filings and other public information to search for terms and phrases which the index provider believes will identify companies that have or are expected to have significant exposure to the provision of products and/or services that contribute to the Metaverse industry. Each company identified receives a score, as determined by the automated scan, that reflects its exposure to the Metaverse industry.
The index provider reviews each company and excludes any company that does not have relevant business exposure. Selected companies must obtain 50% of their revenue from Metaverse related business operations. Companies in the following FactSet Industries are excluded from the Index: (1) Major Pharmaceuticals, (2) Other Pharmaceuticals, (3) Original Equipment Manufacturer Auto Parts, (4) Major Telecommunications, (5) Specialty Telecommunications, (6) Wireless Telecommunications, and (7) Food Retail.
The remaining companies are then ranked based on the assigned score. The top 40 companies are selected into the Index. Companies with higher scores receive more weight, and the 10 largest companies by market capitalization get

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extra weight. The Index’s composition and the assigned weights are reevaluated in June and December. The Index is constructed and maintained by Solactive AG. More information about the Index can be found using the Bloomberg ticker symbol “SOMETAV.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Metaverse Companies Risk — The Metaverse is a developing technology and is subject to risks associated with a developing technology which include, but are not limited to, small or limited markets for their securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Companies in Metaverse-related businesses, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. These companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. Such companies typically face intense competition and loss or impairment of intellectual property rights. These companies may be significantly affected by service disruptions caused by hardware or software failures and by cybersecurity attacks. They may also be impacted by privacy concerns and laws, evolving internet regulation and other foreign or domestic regulations that may limit or otherwise affect their operations. There is no guarantee that the products or services produced by companies in Metaverse-related businesses will be successful.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not metaverse-related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its metaverse-related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index,

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its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the communication services and information technology industry groups.
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance.
This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

60%
50%
40%
30%
20%
10%
0%
51.13%
17.14%
2023
2024

Best Quarter	(ended	3/31/2023	):	22.13%
Worst Quarter	(ended	9/30/2023	):	-10.29%
Year-to-Date	(ended	6/30/2025	):	8.06%
Average Annual Total Returns
As of December 31, 2024
	One Year	Since Inception	Inception Date
Before Tax	17.14%	8.36%	3/15/2022
After Taxes on Distributions	16.96%	8.20%	—
After Taxes on Distributions and Sale of Shares	10.25%	6.45%	—
Solactive Metaverse Theme Index[1]	17.19%	8.52%	—
MSCI ACWI[1]	18.01%	11.18%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

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Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since March 2022.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

66 :: MSCI EAFE Dividend Growers ETF
PROSHARES.COM

Investment Objective
ProShares MSCI EAFE Dividend Growers ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the MSCI EAFE Dividend Masters Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the MSCI EAFE Index that have consistently increased dividends every year for at least 10 years. The MSCI EAFE
Index is designed to measure the performance of large and mid-capitalization companies across 21 developed market countries around the world, excluding the U.S. and Canada. As of May 31, 2025, this included companies from the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund’s Index selects a minimum of 40 companies. These companies are equally weighted in the Index. The Index’s composition is reevaluated annually in November and the weightings are reset to equal weight each quarter in February, May, August, and November. The Index is constructed and maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “M1EADMAR.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Principal Risks
You could lose money by investing in the Fund.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the health care, industrials and information technology industry groups.
○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2025, the Index had a significant portion of its value in issuers in Japan and the United Kingdom.
○Japanese Investments Risk — Investments in Japan are subject to risks including, but not limited to political, economic, or social instability in Japan; risks associated with Japan’s large government deficit; the prevalence and likelihood of natural disasters in Japan; and heavy dependence on international trade and reliant on imports for its commodity needs. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations.
○United Kingdom Investments Risk — The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners. As a result, the British economy may be impacted by the institution of tariffs or other trade barriers as well as changes to the economic condition of the United States and other European countries.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform

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other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

30%
15%
0%
-15%
-30%
-0.63%
-7.14%
21.73%
-11.51%
24.06%
9.29%
7.84%
-21.10%
11.96%
-1.42%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	16.77%
Worst Quarter	(ended	3/31/2020	):	-21.15%
Year-to-Date	(ended	6/30/2025	):	16.17%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Ten Years
Before Tax	-1.42%	0.52%	2.38%
After Taxes on Distributions	-1.95%	0.03%	1.89%
After Taxes on Distributions and Sale of Shares	-0.33%	0.44%	1.88%
MSCI EAFE Dividend Masters Index[1]	-1.01%	0.96%	2.86%
MSCI EAFE Index[1]	3.82%	4.72%	5.19%
1
Reflects no deduction for fees, expenses or taxes. Returns are net returns that are adjusted to reflect the reduction of any withholding taxes and the reinvestment of dividends paid by companies in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s

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NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective
ProShares MSCI Emerging Markets Dividend Growers ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the MSCI Emerging Markets Dividend Masters Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the MSCI Emerging Markets Index that have consistently increased dividends every year for at least seven years. The MSCI Emerging Markets Index is designed to measure the performance of large and mid-capitalization companies across emerging market countries. As of May 31, 2025, this included companies from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The Fund’s Index selects a minimum of 40 companies. These companies are equally weighted in the Index. The Index’s composition is reevaluated annually in November and the weightings are reset to equal weight each quarter in February, May, August, and November. The Index is constructed and maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “M1EMDMAR.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when

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there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
To the extent the Fund invests in issuers in China, those investments may be made through legal structures known as variable interest entities (“VIEs”). VIEs allow U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets for securities and commodities, including oil. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of the futures in which the Fund invests may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted. Impacts from the conflict and related events could have significant impact on the Fund’s performance, and the value of an investment in the Fund may decline significantly. Additionally, the possibility of a continued and prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the crude oil markets. This may increase or decrease volatility of the Funds’ shares.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. In certain “restricted market” countries (which limit the ability of non-nationals to transact in those countries’ currencies), the Fund will be limited in its ability to use multiple dealers to obtain exchange rates. This may result in potentially higher costs for the Funds, and increased correlation risk. Further limitations on dealers may cause delays in execution, which may also increase correlation risk.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its

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value in issuers in the consumer staples, financials and information technology industry groups.
○Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2025, the Index had a significant portion of its value in issuers in China and India.
○Chinese Investments Risk — Investments in securities of issuers in China include risks such as, less developed or less efficient trading markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; institution of tariffs or other trade barriers; uncertainty surrounding trading suspensions; and a lack of publicly available information China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets.
○Indian Investments Risk — Investments in securities of issuers in India include risks such as, greater government control over the economy, including the risk that the Indian government may decide not to continue to support economic reform programs, political and legal uncertainty, competition from low-cost issuers of other emerging economies, institution of tariffs or other trade barriers, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. India has been prone to natural disasters, such as earthquakes and tsunamis which could have a significant negative impact on its economy.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

40%
30%
20%
10%
0%
-10%
-20%
31.30%
-6.70%
13.61%
0.92%
0.67%
-18.01%
-0.63%
0.29%
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	12/31/2020	):	19.21%

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Worst Quarter	(ended	3/31/2020	):	-29.09%
Year-to-Date	(ended	6/30/2025	):	6.82%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	0.29%	-3.66%	3.47%	1/25/2016
After Taxes on Distributions	0.75%	-3.90%	3.09%	—
After Taxes on Distributions and Sale of Shares	1.74%	-2.34%	2.99%	—
MSCI Emerging Markets Dividend Masters Index[1]	1.06%	-2.64%	4.60%	—
MSCI Emerging Markets Index[1]	7.50%	1.70%	7.21%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio
Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective
ProShares MSCI Europe Dividend Growers ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the MSCI Europe Dividend Masters Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the MSCI Europe Index that have consistently increased dividends every year for at least 10 years. The MSCI
Europe Index is designed to measure the performance of large and mid-capitalization companies across developed market countries in Europe. As of May 31, 2025, this included companies from the following 15 countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Fund’s Index selects a minimum of 25 companies that have increased their dividends every year for at least 10 years. These companies are equally weighted in the Index. The Index’s composition is reevaluated annually in November and the weightings are reset to equal weight each quarter in February, May, August, and November. The Index is constructed and maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “MXCXEDMR.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Principal Risks
You could lose money by investing in the Fund.
●European Investments Risk — Many countries are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries (including the United Kingdom) have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, institution of tariffs or other trade barriers, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.
On February 24, 2022, Russia commenced a military attack on Ukraine. The military incursion has led to, and may lead to additional sanctions being levied by the United States, European Union, United Kingdom and other countries against Russia. Russia’s military incursion and the resulting sanctions and other rapidly evolving measures in response could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments. The severity, extent and duration of the military conflict, sanctions and resulting market disruptions are impossible to predict, but could have a material adverse effect on the European region and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on the Fund’s performance and the value of an investment in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the health care and industrials industry groups.

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○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2025, the Index had a significant portion of its value in issuers in Switzerland and the United Kingdom.
○Swiss Investments Risk — Investments in securities of issuers in Switzerland may involve risks such as legal, regulatory, political, currency, security, and economic risks as well as including negative impacts to international trade which is a large component of the Swiss economy.
○United Kingdom Investments Risk — The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners. As a result, the British economy may be impacted by the institution of tariffs or other trade barriers as well as changes to the economic condition of the United States and other European countries.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

30%
20%
10%
0%
-10%
-20%
-30%
-7.12%
21.36%
-11.23%
25.55%
6.41%
19.06%
-24.97%
20.70%
0.20%
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	18.74%
Worst Quarter	(ended	3/31/2020	):	-22.08%
Year-to-Date	(ended	6/30/2025	):	16.61%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	0.20%	2.83%	3.78%	9/9/2015
After Taxes on Distributions	-0.05%	2.43%	3.37%	—
After Taxes on Distributions and Sale of Shares	0.64%	2.22%	3.01%	—
MSCI Europe Dividend Masters Index[1]	0.69%	3.35%	4.36%	—
MSCI EAFE Index[1]	3.82%	4.72%	5.65%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax

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rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

78 :: MSCI Transformational Changes ETF
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Investment Objective
ProShares MSCI Transformational Changes ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the MSCI Global Transformational Changes Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies associated with one or more of the following themes: Future of Work, Digital Consumer, Genomic & Telehealth, and Food Revolution. The index provider uses natural language processing and data analysis techniques to identify companies that fall within these themes:
●Future of Work: The Index is designed to select companies that have high exposure to cybersecurity; industrial automation; machine learning and artificial intelligence; digital transactions and blockchain technology; and cloud computing, internet of things, and remote collaboration
●Digital Consumer: The Index is designed to select companies that have high exposure to e-commerce; social media; and e-gaming.
●Genomics and Telehealth: The Index is designed to select companies that have high exposure to gene editing and therapy; molecular diagnostics; targeted therapeutics and stem cell therapy; bioinformatics; bio hardware; and digital health and remote care.
●Food Revolution: The Index is designed to select companies that have high exposure to sustainable and responsible farming; plant-based meat substitutes and agricultural technology; food delivery technology; and biosecurity and zoonotic disease mitigation.
The Index includes companies in the MSCI ACWI Investable Market Index (“MSCI ACWI”). MSCI ACWI is designed to measure the performance of large, mid, and small-capitalization companies across developed and emerging markets. The Fund’s Index selects companies and assigns their weights based on the amount of revenue they earn in business segments related to each theme and their market capitalization. The Index’s composition and assigned weights are reevaluated semi-annually in May and November. The Index is constructed and maintained by MSCI Inc. More information about the Index can be found using the Bloomberg ticker symbol “MXGLTRCH.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in

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a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious dis eases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus those investments denominated in U.S. dollars and linked to U.S. investments. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the communication services, health care and information technology industry groups.
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.

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○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third party provider to identify securities that reflect Transformational Changes will achieve its intended results or that the Transformational Changes the Fund seeks to benefit from will result in positive returns. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the
Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

30%
20%
10%
0%
-10%
-20%
-30%
7.31%
-29.43%
22.62%
19.41%
2021
2022
2023
2024

Best Quarter	(ended	12/31/2023	):	11.82%
Worst Quarter	(ended	6/30/2022	):	-19.99%
Year-to-Date	(ended	6/30/2025	):	11.48%
Average Annual Total Returns
As of December 31, 2024
	One Year	Since Inception	Inception Date
Before Tax	19.41%	3.79%	10/14/2020
After Taxes on Distributions	19.08%	3.60%	—
After Taxes on Distributions and Sale of Shares	11.69%	2.90%	—
MSCI Global Transforma- tional Changes Index[1]	19.72%	4.03%	—
S&P Global 1200 Index[1]	18.97%	12.37%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

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Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since October 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

82 :: Nanotechnology ETF
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Investment Objective
ProShares Nanotechnology ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Solactive Nanotechnology Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies that have business operations in the field of nanotechnology. The index provider uses a natural language processing algorithm to identify companies that fall into one or more of the following categories: (1) production of nanotechnology, which can be defined as the use of matter on an atomic and molecular level; (2) active in the fields of nanomedicine, nanomaterials, nanoelectronics, nanometrology or molecular nanotechnology; and (3) development of technologies that promote advances in or research related to nanotechnologies.
The index provider determines whether a company falls into those categories by using an automated scan of company filings and other public information to search for terms and phrases which identify companies that have or are expected to have significant exposure to nanotechnology. The index provider reviews each company and excludes any company that does not have relevant business exposure. The identified companies are then ranked based on the level of exposure to nanotechnology, as determined by the automated scan. The top 30 companies are selected into the Index. Selected companies are weighted based on market capitalization, subject to a 4.5% limit for any single company. The Index’s composition and the assigned weights are reevaluated every May and November. The Index is constructed and maintained by Solactive AG. More information about the Index can be found using the Bloomberg ticker symbol “SOLNANON.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments,

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with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Nanotechnology Investing Risk — Nanotechnology is a relatively new form of technology and is subject to risks associated with a developing industry including limited product lines, markets, and financial resources as well as challenges to scalability of production. There is no guarantee that the products or services offered by companies in this business will be successful. Nanotechnology companies typically face intense competition, cyclical economic patterns, shifting consumer preferences, evolving industry standards, frequent new product introductions, evolving regulation, rapid changes in technology, loss or impairment of intellectual property rights, and potentially rapid product obsolescence. These companies may face increased scrutiny from regulators and legislators . They may be subject to scientific, technological and commercialization risks. Nanotechnology companies typically engage in significant amounts of spending on research and development. Such companies are also susceptible to operational and information security risks including those associated with hardware or software failures and security breaches.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not nanotechnology related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its nanotechnology related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its

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value in issuers in the information technology industry group.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2025, the Index did not have a significant portion of its value in issuers in a single country.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is nanotechnology related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance.
This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

50%
25%
0%
-25%
-50%
-33.80%
47.60%
6.84%
2022
2023
2024

Best Quarter	(ended	3/31/2023	):	21.64%
Worst Quarter	(ended	6/30/2022	):	-18.38%
Year-to-Date	(ended	6/30/2025	):	-1.86%
Average Annual Total Returns
As of December 31, 2024
	One Year	Since Inception	Inception Date
Before Tax	6.84%	3.85%	10/26/2021
After Taxes on Distributions	6.84%	3.78%	—
After Taxes on Distributions and Sale of Shares	4.05%	2.94%	—
Solactive Nanotechnology Index[1]	6.82%	4.09%	—
S&P Global 1200 Index[1]	18.97%	7.32%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.

   Nanotechnology ETF :: 85
PROSHARES.COM

Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since September 2021 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

86 :: Nasdaq-100 Dorsey Wright Momentum ETF
PROSHARES.COM

Investment Objective
ProShares Nasdaq-100 Dorsey Wright Momentum ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Nasdaq-100 Dorsey Wright Momentum Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 124% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of the 21 securities from the Nasdaq-100 Index with the highest momentum. The Nasdaq-100 Index is designed to measure the performance of 100 of the largest non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. companies). The index provider ranks each company in the Nasdaq-100 Index based on relative performance using its proprietary “Relative Strength” momentum measure. The 21 companies with highest Relative Strength are selected. These companies are equally weighted in the Index. The Index’s composition is reevaluated and the weightings are reset to equal weight each quarter in January, April, July and October. The Index is constructed and maintained by Dorsey, Wright & Associates, LLC. More information about the Index can be found using the Bloomberg ticker symbol “NDXDWA.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the

   Nasdaq-100 Dorsey Wright Momentum ETF :: 87
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Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Momentum Investing Risk — Momentum investing emphasizes selecting stocks that have higher recent price performance compared to other stocks. Momentum can change quickly and changes may occur between Index reconstitutions. Companies that previously exhibited high momentum may underperform other companies that did not exhibit high momentum. Certain investment styles may fall in and out of favor. If momentum investing is out of favor, the Fund’s performance may lag behind other funds using different investment styles.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the
Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the communication services and consumer discretionary industry groups.
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio,

88 :: Nasdaq-100 Dorsey Wright Momentum ETF
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may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

30%
20%
10%
0%
-10%
-20%
-30%
24.61%
16.18%
-29.11%
2022
2023
2024

Best Quarter	(ended	12/31/2023	):	16.87%
Worst Quarter	(ended	6/30/2022	):	-22.81%
Year-to-Date	(ended	6/30/2025	):	-1.20%
Average Annual Total Returns
As of December 31, 2024
	One Year	Since Inception	Inception Date
Before Tax	16.18%	3.84%	5/18/2021
After Taxes on Distributions	16.15%	3.80%	—
After Taxes on Distributions and Sale of Shares	9.59%	2.95%	—
Nasdaq-100 Dorsey Wright Momentum Index[1]	16.92%	4.50%	—
Nasdaq-100® Index[1]	25.88%	14.57%	—
Nasdaq Composite Index[1,2]	29.57%	11.69%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
2
After the close of business on November 13, 2024, the Fund’s broad-
based securities market index was changed from the Nasdaq-100 Index to the Nasdaq Composite Index to provide a broader measure of performance for comparative purposes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since May 2021.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   Nasdaq-100 High Income ETF :: 89
PROSHARES.COM

Investment Objective
ProShares Nasdaq-100 High Income ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Nasdaq-100 Daily Covered Call Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 70% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to replicate the performance of an investment strategy that combines a long position in the Nasdaq-100 Index with a short position in Nasdaq-100 Index call options. This combination is often referred to as a “covered call” strategy. Generally, in pursuing a covered call strategy, an investor holding a certain security sells (or “writes”) a call option on the same security in an attempt to generate additional income.
In particular, the Index is designed to replicate a daily covered call strategy that sells call options with one day to expiration each day (“daily covered call”). A Nasdaq-100 daily covered call strategy seeks to generate high income with total return and risks similar to the Nasdaq-100 over the long term. Compared to a similar strategy using monthly call options, ProShare Advisors believes a daily covered call strategy provides greater total return potential over the long-term.
The seller of a call option receives a payment (“premium”) from the buyer. In this way a covered call strategy provides an investor with additional income in the form of option premiums. The seller is obligated to sell shares of the underlying security to the buyer at a specified price (“strike price”) at a specified date (“expiration date”). At the expiration date, if the price of the underlying security is above the strike price (“in-the-money”), the buyer will exercise the option, benefiting from the ability to purchase the shares from the seller at a price lower than the current market price. If the price of the underlying security is lower than the strike price (“out-of-the-money”), the option will not be exercised, benefiting the seller who retains the shares.
The long component of the Index is designed to measure the performance of the 100 largest Nasdaq-listed non-financial companies. The long component includes non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. companies). The top 100 companies based on market capitalization are selected. These companies are then weighted based on market capitalization.
The short component of the Index is designed to measure the performance of out-of-the-money Nasdaq-100 Index call options generally having one day to expiration when sold. The options measured are traded on national securities exchanges. The Index’s short call option position is generally reestablished at the end of each day. The Fund will not write daily call options, but instead will obtain exposure to the short component of the Index through swap agreements.
The Fund seeks to make distributions that generally reflect the dividend and call premium income earned by the Index (net of Fund expenses) as measured by the Nasdaq-100 Daily Covered Call - Income Only Index, a sub-index that measures the cash received by the Index from dividends and call option premiums. Each month the Fund intends to distribute an amount that reflects all or a portion of the dividend and call premium income earned by the Index, subject to a minimum yield of 6% (annualized). Amounts distributed by the Fund to satisfy the monthly minimum yield requirement that exceed

90 :: Nasdaq-100 High Income ETF
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the dividend and call premium income earned by the Index will reduce the amount of subsequent Fund distributions. The monthly distributions are intended to provide shareholders with dividend and call premium income. However, some or all of the monthly distributions may be characterized as return of capital.
The Index and the sub-index are rebalanced and reconstituted each day. The Index and the sub-index are constructed and maintained by Nasdaq, Inc. More information about the Index can be found using the Bloomberg ticker symbol “NDXDCC” and more information about the sub-index can be found using the Bloomberg ticker symbol “NDXDCCI”.
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies that are included in the Index.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements and futures contracts) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. The Fund enters into swap agreements that provide exposure to the Nasdaq-100 securities and the daily call options reflected in the Index.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future. The Fund may enter into Nasdaq-100 Index futures contracts.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Covered Call Strategy Risk – The Index replicates the performance of a “daily covered call” investment strategy. A daily covered call strategy involves writing (selling) covered call options having one day to expiration in return for the receipt of a premium. The seller of the option gives up the opportunity to benefit from price increases in the underlying instrument above the exercise price of the options but continues to bear the risk of underlying instrument price declines. The premiums received from the options may not be sufficient to offset any losses sustained from underlying instrument price declines.
The Index may underperform the Nasdaq -100 Index during some periods. For example, in periods of above average Nasdaq-100 Index returns the Index may underperform. Above average Nasdaq-100 Index volatility may increase the extent of underperformance. Also, in periods of flat or declining Nasdaq-100 performance, an Nasdaq-100 daily covered call strategy may underperform a Nasdaq-100 covered call strategy based on monthly call options.
●Monthly Distribution Risk – The Fund seeks to distribute amounts that generally reflect the dividend and call premium income earned by the Index’s daily covered call strategy (net of Fund expenses). Each month the Fund intends to distribute an amount that reflects all or a portion of the dividend and call premium income earned by the Index, subject to a minimum yield of 6% (annualized). If the dividend and call premium income earned by the Index in a given month is less than the minimum yield, the Fund will seek to distribute an additional amount in order to maintain the minimum yield. To the extent required, the dividend and call premium income earned by the Index in one or more subsequent months will be used to recoup prior

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distributions made by the Fund where the amount distributed exceeded the dividend and call premium income earned by the Index.
The Fund intends to make monthly distributions without regard to market conditions or the dividend and call premium income earned by the Index. The Fund may experience extended periods where the monthly distributions do not exceed the minimum yield. Even in months where the dividend and call premium income exceeds the minimum yield, the Fund’s distributions may not exceed the minimum yield and may even be significantly less than the monthly yield. There is no guarantee that the Fund will make any distribution and the amount of such distributions, if any, may vary significantly from month-to-month.
As a result of the Fund’s monthly distributions and its investment strategy, some or all of its distributions may be return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares. A return of capital results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. To the extent a large proportion of the derivative and/or repurchase agreements are with a small number of counterparties or otherwise highly concentrated, these risks may be increased.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the the Index had a significant portion of its value in issuers in the communication services and information technology industry groups.
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.

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●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk – The “covered call” strategy of the Fund may result in the Fund being subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions may not be eligible to be treated as qualified dividend income for non-corporate shareholders or for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually. In addition, due to the manner in which the Fund implements its investment program, the Fund expects that some or all of its monthly distributions may constitute a return of capital that will have the effect of reducing your cost basis in the Fund’s shares and thereby increasing the amount of capital gain, if any, or decreasing the amount of capital loss, if any, that you will realize when selling Fund shares. The Fund does not guarantee that distributions will always be paid or will be paid at a relatively stable level.

   On-Demand ETF :: 93
PROSHARES.COM

Investment Objective
ProShares On-Demand ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FactSet On-Demand Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies that provide on-demand access to lifestyle needs includ ing digital media, e-gaming, fitness, food delivery, ridesharing, or virtual reality experiences. The Index includes companies in at least one of 15 FactSet® Revere Business Industry Classification System SubIndustries (“RBICS Sub-Industries”) that the index provider has identified as related to on-demand services. The 15 eligible RBICS Sub-Industries are: (1) Console Games Software; (2) Fitness and Exercise Equipment; (3) Food Delivery Services; (4) General Entertainment Content Providers and Sites; (5) Handheld and Smart Phone Games Software; (6) Home and Office Virtual Reality Software; (7) Media Download and Streaming Digital Content Sites; (8) Mobile Platform Applications Software; (9) Multi-Type Passenger Transportation (e.g., ride-sharing platforms); (10) Online Game Websites and Software; (11) Other Games Software; (12) Other Media Equipment Manufacturing; (13) Video Multimedia Semiconductors; (14) Virtual Reality Design and Engineering Software; and (15) Virtual Reality Equipment. Companies in these sub-industries are selected for inclusion in the Index if they receive 75% or more of their revenue from one or more of those sub-industries. Selected companies are then weighted based on their marketed capitalization, subject to a 4.5% limit. The Index’s composition and assigned weights are reevaluated semi-annually in June and December. The Index is constructed and maintained by FactSet Research Systems, Inc. More information about the Index can be found using the Bloomberg ticker symbol “FDSODMN.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component

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securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●On-Demand Investing Risk — On-demand technology is a relatively new technology and is subject to risks associated with a developing industry including limited product lines, markets, and financial resources as well as challenges to scalability of production. There is no guarantee that the products or services offered by companies in this business will be successful. Companies engaged in design, production or distribution of goods or services for the media industry may become quickly obsolete. They are subject to risks that include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, intense competition, frequent new service introductions, loss or impairment of intellectual property rights, and the potential for increased government regulation. The business models employed by companies in the on-demand industry may not prove to be successful. These companies may also be susceptible to operational and information security risks including those associated with hardware or software failures, interruptions, or delays in service by third party vendors. Additionally, because on-demand companies typically collect and store sensitive consumer information, these companies are potential targets for cybersecurity attacks and other types of theft, and may face scrutiny from regulators considering how consumer data is stored, safeguarded, and used, which could have a negative impact on these companies.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not on demand platform and services related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its on demand platform and services related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
To the extent the Fund invests in issuers in China, those investments may be made through legal structures known as variable interest entities (“VIEs”). VIEs allow U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the

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Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the communication services and consumer discretionary industry groups.
○Communication Services Industry Risk — Companies in this industry may experience: product obsolescence; increased research and development costs and capital requirements to formulate new products and services; and regulation by the Federal Communications Commission and various state regulatory authorities.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2025, the Index had a significant portion of its value in issuers in China.
○Chinese Investments Risk — Investments in securities of issuers in China include risks such as, less developed or less efficient trading markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; institution of tariffs or other trade barriers; uncertainty surrounding trading suspensions; and a lack of publicly available information China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is on demand platform and services related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

45%
30%
15%
0%
-15%
-30%
-45%
-41.72%
26.60%
31.64%
2022
2023
2024

Best Quarter	(ended	12/31/2023	):	14.63%
Worst Quarter	(ended	6/30/2022	):	-25.59%
Year-to-Date	(ended	6/30/2025	):	31.75%
Average Annual Total Returns
As of December 31, 2024
	One Year	Since Inception	Inception Date
Before Tax	31.64%	-6.10%	10/26/2021
After Taxes on Distributions	31.78%	-6.15%	—
After Taxes on Distributions and Sale of Shares	18.87%	-4.57%	—
FactSet On-Demand Index[1]	34.83%	-5.03%	—
S&P Global 1200 Index[1]	18.97%	7.32%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-
tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since September 2021 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   Online Retail ETF :: 97
PROSHARES.COM

Investment Objective
ProShares Online Retail ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the ProShares Online Retail Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of U.S.-listed companies deemed to be “Online Retailers.” The Index includes U.S. and non-U.S. companies doing business as an online retailer; an e-commerce retailer; or an internet and direct marketing retailer, excluding online travel companies.
Selected companies are then weighted based on market capitalization, with an aggregate limit of 25% on non-U.S. companies. The Index’s composition is reevaluated every June, with weight adjustments occurring monthly. The Index is constructed and maintained by Solactive AG. More information about the Index can be found using the Bloomberg ticker symbol “PSONLINE.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
The Index is created and sponsored by ProShare Advisors and is licensed for use by ProShares Trust.

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Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Online Retail Companies Risk — Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cyber security risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses. Investing in Online Retailers may be attractive to investors who believe the trend of rising online sales will continue; however, there is no guarantee this trend will continue. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.
●Internet Companies Risk — Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.
●Retailing Industry Risk — The risks of investments in the industry include: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of business days to achieve overall results; and dependence on outside financing, which may be difficult to obtain.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
As of May 31, 2025, the Index had significant exposure to Amazon.com, Inc. Information about Amazon.com, Inc. may be found on the SEC’s website (www.sec.gov).
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
To the extent the Fund invests in issuers in China, those investments may be made through legal structures known as variable interest entities (“VIEs”). VIEs allow U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect

   Online Retail ETF :: 99
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the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the consumer discretionary industry group.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2025, the Index did not have a significant portion of its value in issuers in a single country.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the
Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Self-Indexing Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is sponsored by ProShare Advisors. There can be no guarantee or assurance that the methodology used to identify Online Retailers will achieve its intended result or that the trends the Fund seeks to benefit from will result in positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after

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taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

150%
100%
50%
0%
-50%
-100%
20.11%
111.37%
-25.13%
-50.06%
27.31%
24.28%
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	55.20%
Worst Quarter	(ended	6/30/2022	):	-29.09%
Year-to-Date	(ended	6/30/2025	):	13.74%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	24.28%	4.57%	1.99%	7/13/2018
After Taxes on Distributions	24.21%	4.48%	1.93%	—
After Taxes on Distributions and Sale of Shares	14.41%	3.57%	1.55%	—
ProShares Online Retail Index[1]	24.95%	5.14%	2.53%	—
S&P Global 1200 Index[1]	18.97%	11.38%	11.03%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since July 2018.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   Pet Care ETF :: 101
PROSHARES.COM

Investment Objective
ProShares Pet Care ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FactSet Pet Care Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies that stand to benefit from interest in or resources spent on pet ownership. The Index includes companies in at least one of eight FactSet® Revere Business Industry Classification
System Sub-Industries (“RBICS Sub-Industries”) that the index provider has identified as related to the pet ownership value chain, including pharmaceuticals, diagnostics, food and supplies manufacturers, retailers, and other pet care services providers. The eight eligible RBICS Sub-Industries are: (1) internet pet and pet supply retail; (2) pet and pet supply stores; (3) pet food manufacturing; (4) pet supplies manufacturing; (5) veterinary diagnostics; (6) veterinary pharmaceuticals; (7) veterinary product distributors; and (8) veterinary services.
Companies in these sub-industries are selected for inclusion in the Index if they earn 50% or more of their revenue or generate at least $1 billion of revenue from one or more of those sub-industries.
For purposes of determining Index weight, companies are assigned to two tiers. Companies that earn 50% or more of their revenue from the sub-industries are assigned to Tier 1. All other selected companies are assigned to Tier 2. The Index allocates 82.5% of the weight of the Index to Tier 1 companies. Within Tier 1, companies are weighted based on market capitalization, subject to a 10% limit. The Index allocates 17.5% of the weight of the Index to Tier 2. Within Tier 2, companies are weighted based on market capitalization, subject to a 4.5% limit.
The Index’s composition and assigned weights are reevaluated annually in May. The Index is constructed and maintained by FactSet Research Systems, Inc. More information about the Index can be found using the Bloomberg ticker symbol “PETCARE.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times

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in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Pet Care Industry Risk — The Fund is subject to the risks faced by companies in the pet care industry. Although the pet care industry has historically been resilient to economic downturns, this trend may not continue or may reverse. Future growth of the pet care industry, if any, is largely dependent upon increases in pet ownership and the dollar amount spent on pets and pet-related products and services. Declines in pet ownership or the level of spending on pet related products or services may have a negative impact on the performance of the companies in the Index, and therefore, the performance of the Fund. Levels of disposable household income and spending for pet related products and services will fluctuate due to, among other things, economic conditions, limitations on discretionary spending, and consumer preferences. Some companies in the pet care industry are smaller, independent producers and retailers. Smaller companies face intense competition from larger companies that may have more significant resources and have well established suppliers and distribution channels. A number of companies in the pet care industry are not publicly listed for trading and their performance is not reflected in the Index. Pet care industry manufacturers, such as providers of food, medicine and other products and services, are also facing increased regulatory scrutiny and products liability risk as the U.S. and some international regulatory regimes focus on pet food and product safety. Many well-known pet brands and pet care-related businesses are offered by companies that are owned by, or sub-
divisions of, large corporate entities. These companies may be substantially exposed to other industries or sectors of the economy and, therefore, the Index and Fund may be adversely affected by negative developments impacting these companies, industries or sectors. If a company no longer meets the criteria for inclusion in the Index, the Fund may need to reduce or eliminate its holdings of that company and increase its holdings of other companies in the Index. This could have an adverse impact on the liquidity of the Fund’s investment portfolio and on Fund performance as there are a limited number of companies that meet the current Index requirements. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index,

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its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the consumer discretionary, consumer staples and health care industry groups.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2025, the Index did not have a significant portion of its value in issuers in a single country.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advi sors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is pet care related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

75%
50%
25%
0%
-25%
-50%
22.76%
61.38%
10.82%
-40.14%
12.61%
4.16%
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	26.23%
Worst Quarter	(ended	6/30/2022	):	-20.66%
Year-to-Date	(ended	6/30/2025	):	6.51%

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Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	4.16%	4.66%	5.63%	11/5/2018
After Taxes on Distributions	4.01%	4.56%	5.53%	—
After Taxes on Distributions and Sale of Shares	2.58%	3.62%	4.42%	—
FactSet Pet Care Index[1]	5.11%	5.27%	6.25%	—
S&P Global 1200 Index[1]	18.97%	11.38%	12.30%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio
Manager, have jointly and primarily managed the Fund since August 2020 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   Russell 2000 Dividend Growers ETF :: 105
PROSHARES.COM

Investment Objective
ProShares Russell 2000 Dividend Growers ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Russell 2000® Dividend Growth Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.40%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the Russell 2000 Index that have consistently increased dividends each year for at least the last 10 years.
The Russell 2000 Index is designed to measure the performance of the small-cap segment of the U.S. markets. The Fund’s Index selects at least 40 companies. These companies are equally weighted in the Index, except that no sector is allowed to be more than 30% of the Index. The Index’s composition is reevaluated annually in June and the weightings are reset to equal weight each quarter in March, June, September, and December. The Index is constructed and maintained by FTSE International Limited. More information about the Index can be found using the Bloomberg ticker symbol “R2DIVGRO.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated

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with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the financials, industrials and utilities industry groups.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Utilities Industry Risk — Companies in this sector may experience: review and limitation of rates by governmental regulatory commissions and increased competition as a result of deregulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

   Russell 2000 Dividend Growers ETF :: 107
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Annual Returns as of December 31

40%
30%
20%
10%
0%
-10%
35.57%
4.70%
-0.71%
17.37%
-4.93%
19.11%
-5.79%
8.89%
7.03%
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	12/31/2020	):	22.59%
Worst Quarter	(ended	3/31/2020	):	-24.54%
Year-to-Date	(ended	6/30/2025	):	-2.61%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	7.03%	4.45%	7.81%	2/3/2015
After Taxes on Distributions	6.32%	3.82%	7.24%	—
After Taxes on Distributions and Sale of Shares	4.62%	3.38%	6.25%	—
Russell 2000 Dividend Growth Index[1]	7.43%	4.89%	8.27%	—
Russell 3000® Index[1]	23.81%	13.85%	12.68%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since February 2015 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

108 :: Russell 2000 High Income ETF
PROSHARES.COM

Investment Objective
ProShares Russell 2000 High Income ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Cboe Russell 2000 Daily Covered Call Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2025, the Fund’s annual portfolio turnover rate was 33% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to replicate the performance of an investment strategy that combines a long position in the Russell 2000 Index with a short position in Russell 2000 Index call options. This combination is often referred to as a “covered call” strategy. Generally, in pursuing a covered call strategy, an investor holding a certain security sells (or “writes”) a call option on the same security in an attempt to generate additional income.
In particular, the Index is designed to replicate a daily covered call strategy that sells call options with one day to expiration each day (“daily covered call”). A Russell 2000 daily covered call strategy seeks to generate high income with total return and risks similar to the Russell 2000 over the long term. Compared to a similar strategy using monthly call options, ProShare Advisors believes a daily covered call strategy provides greater total return potential over the long-term.
The seller of a call option receives a payment (“premium”) from the buyer. In this way a covered call strategy provides an investor with additional income in the form of option premiums. The seller is obligated to sell shares of the underlying security to the buyer at a specified price (“strike price”) at a specified date (“expiration date”). At the expiration date, if the price of the underlying security is above the strike price (“in-the-money”), the buyer will exercise the option, benefiting from the ability to purchase the shares from the seller at a price lower than the current market price. If the price of the underlying security is lower than the strike price (“out-of-the-money”), the option will not be exercised, benefiting the seller who retains the shares.
The long component of the Index consists of the equity securities represented in the Russell 2000 Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is a market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000 Index. The Russell 3000 Index includes approximately 3,000 of the largest companies in the U.S.
The short component of the Index consists of out-of-the-money Russell 2000 Index call options generally having one day to expiration when sold. The short call option position is generally reestablished at the end of each day. The options are traded on national securities exchanges. The Fund will not write daily call options, but instead will obtain exposure to the short component of the Index through swap agreements.
The Fund seeks to make distributions that generally reflect the dividend and call premium income earned by the Index (net of Fund expenses) as measured by the Cboe Russell 2000 Daily Covered Call Index - Income Only, a sub-index that measures the cash received by the Index from dividends and call option premiums. Each month the Fund intends to distribute an amount that reflects all or a portion of the dividend and call premium income earned by the Index, subject to a minimum yield of 6% (annualized). Amounts distributed by the Fund to satisfy the monthly minimum yield requirement that exceed the dividend and call premium income earned by the

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Index will reduce the amount of subsequent Fund distributions. The monthly distributions are intended to provide shareholders with dividend and call premium income. However, some or all of the monthly distributions may be characterized as return of capital. You should not assume that the source of your distributions is net profit.
The Index and the sub-index are constructed and maintained by FTSE Russell. The Index is rebalanced and reconstituted each day. More information about the Index is published under the Bloomberg ticker symbol “RTYDCC” and more information about the sub-index is published under the Bloomberg ticker symbol “RTYDCCI”.
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies that are included in the Index.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements and futures contracts) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. The Fund enters into swap agreements that provide exposure to the Russell 2000 securities and the daily call options reflected in the Index.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future. The Fund may enter into Russell 2000 Index futures contracts.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Covered Call Strategy Risk – The Index replicates the performance of a “daily covered call” investment strategy. A daily covered call strategy involves writing (selling) covered call options having one day to expiration in return for the receipt of a premium. The seller of the option gives up the opportunity to benefit from price increases in the underlying instrument above the exercise price of the options but continues to bear the risk of underlying instrument price declines. The premiums received from the options may not be sufficient to offset any losses sustained from underlying instrument price declines.
The Index may underperform the Russell 2000 Index during some periods. For example, in periods of above average Russell 2000 Index returns the Index may underperform. Above average Russell 2000 Index volatility may increase the extent of underperformance. Also, in periods of flat or declining Russell 2000 Index performance, an Russell 2000 daily covered call strategy may underperform a Russell 2000 covered call strategy based on monthly call options.
●Monthly Distribution Risk – The Fund seeks to distribute amounts that generally reflect the dividend and call premium income earned by the Index’s daily covered call strategy (net of Fund expenses). Each month the Fund intends to distribute an amount that reflects all or a portion of the dividend and call premium income earned by the Index, subject to a minimum yield of 6% (annualized). If the dividend and call premium income earned by the Index in a given month is less than the minimum yield, the Fund will seek to distribute an additional amount in order to maintain the minimum yield. To the extent required, the dividend and call premium income earned by the Index in one or more subsequent months will be used to recoup prior distributions made by the Fund where the amount distributed exceeded the dividend and call premium income earned by the Index.

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The Fund intends to make monthly distributions without regard to market conditions or the dividend and call premium income earned by the Index. The Fund may experience extended periods where the monthly distributions do not exceed the minimum yield. Even in months where the dividend and call premium income exceeds the minimum yield, the Fund’s distributions may not exceed the minimum yield and may even be significantly less than the monthly yield. There is no guarantee that the Fund will make any distribution and the amount of such distributions, if any, may vary significantly from month-to-month.
As a result of the Fund’s monthly distributions and its investment strategy, some or all of its distributions may be return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares. A return of capital results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. To the extent a large proportion of the derivative and/or repurchase agreements are with a small number of counterparties or otherwise highly concentrated, these risks may be increased.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the
Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the financials, health care and industrials industry groups.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Health Care Industry Risk — Companies in this industry may experience: heavy dependence on patent protection; litigation and product liability expense; the long and costly process for obtaining new product approval by the Food and Drug Administration; and product obsolescence.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and

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demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Tax Risk – The “covered call” strategy of the Fund may result in the Fund being subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions may not be eligible to be treated as qualified dividend income for non-corporate shareholders or for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually. In addition, due to the manner in which the Fund implements its investment program, the Fund expects that some or all of its monthly distributions may constitute a return of capital that will have the effect of reducing your cost basis in the Fund’s shares and thereby increasing the amount of capital gain, if any, or decreasing the amount of capital loss, if any, that you will realize when selling Fund shares. The Fund does not guarantee that distributions will always be paid or will be paid at a relatively stable level.

112 :: Russell U.S. Dividend Growers ETF
PROSHARES.COM

Investment Objective
ProShares Russell U.S. Dividend Growers ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Russell 3000® Dividend Elite Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the Russell 3000 Index that have consistently increased dividends each year for at least the last 35 years.
The Russell 3000 Index is designed to measure the performance of the largest 3,000 U.S. companies. The Fund’s Index selects at least 40 companies. These companies are equally weighted in the Index, except that no sector is allowed to be more than 30% of the Index. The Index’s composition is reevaluated annually in June and the weightings are reset to equal weight each quarter in March, June, September, and December. The Index is constructed and maintained by FTSE International Limited. More information about the Index can be found using the Bloomberg ticker symbol “R3DEPTR.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to

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day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the consumer staples, industrials and utilities industry groups.
○Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Utilities Industry Risk — Companies in this sector may experience: review and limitation of rates by governmental regulatory commissions and increased competition as a result of deregulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

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Annual Returns as of December 31

25%
20%
15%
10%
5%
0%
-5%
-10%
23.36%
4.82%
-5.03%
2.36%
2.70%
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	14.81%
Worst Quarter	(ended	3/31/2020	):	-22.29%
Year-to-Date	(ended	6/30/2025	):	0.95%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	2.70%	5.24%	5.73%	11/5/2019
After Taxes on Distributions	2.05%	4.61%	5.11%	—
After Taxes on Distributions and Sale of Shares	2.06%	4.03%	4.43%	—
Russell 3000 Dividend Elite Index[1]	3.05%	5.66%	6.15%	—
Russell 3000® Index[1]	23.81%	13.85%	14.57%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since November 2019.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   S&P 500® Dividend Aristocrats ETF :: 115
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Investment Objective
ProShares S&P 500® Dividend Aristocrats ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Dividend Aristocrats® Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the S&P 500 Index that have consistently increased dividends each year for at least 25 years. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Fund’s Index selects a minimum of 40 companies that have increased their dividends every year for at least 25 years. These companies are equally weighted in the Index, and no single sector is allowed to comprise more than 30% of the Index weight. If there are fewer than 40 companies with at least 25 consecutive years of dividend growth or if sector limits are breached, the Index will include companies with shorter dividend growth histories. The Index’s composition is reevaluated annually in January and the weightings are reset to equal weight each quarter in January, April, July and October. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPDAUDT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

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Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the consumer staples and industrials industry groups.
○Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
0.46%
11.41%
21.24%
-3.18%
27.45%
8.32%
25.49%
-6.50%
8.06%
6.71%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	17.62%
Worst Quarter	(ended	3/31/2020	):	-23.30%
Year-to-Date	(ended	6/30/2025	):	2.24%

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Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Ten Years
Before Tax	6.71%	7.94%	9.39%
After Taxes on Distributions	6.19%	7.39%	8.81%
After Taxes on Distributions and Sale of Shares	4.34%	6.18%	7.55%
S&P 500® Dividend Aristocrats® Index[1]	7.08%	8.31%	9.81%
S&P 500® Index[1]	25.02%	14.51%	13.09%
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since October 2013 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

118 :: S&P 500® Ex-Energy ETF
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Investment Objective
ProShares S&P 500® Ex-Energy ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Energy Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%
Other Expenses	0.00%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	0.13%
Fee Waiver/Reimbursement[1]	-0.04%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.09%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive Investment Advisory and Management Services Fees to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.09% through September 30, 2026. After such date, this agreement may be terminated or revised by ProShare Advisors.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$9	$38	$69	$162
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of the companies included in the S&P 500 Index with the exception of those companies included in the energy sector. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index selects companies included in the S&P 500 Index from the following sectors: communication services, consumer discretionary, consumer staples, financials, health care, industrials, information technology, materials, real estate and utilities. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPXXEGT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative

   S&P 500® Ex-Energy ETF :: 119
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sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
The Fund may operate as “non-diversified” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the information technology industry group.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — To the extent that the Fund operates as “non-diversified” as necessary to approximate the composition of the Index, it may invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after

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taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

40%
30%
20%
10%
0%
-10%
-20%
-30%
10.53%
23.26%
-3.75%
32.13%
20.40%
27.71%
-20.40%
27.64%
25.63%
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	20.12%
Worst Quarter	(ended	3/31/2020	):	-18.19%
Year-to-Date	(ended	6/30/2025	):	6.31%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	25.63%	14.44%	14.86%	9/22/2015
After Taxes on Distributions	25.29%	14.09%	14.47%	—
After Taxes on Distributions and Sale of Shares	15.40%	11.54%	12.38%	—
S&P 500® Ex-Energy Index[1]	25.78%	14.61%	15.12%	—
S&P 500® Index[1]	25.02%	14.51%	14.72%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since September 2015 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   S&P 500® Ex-Financials ETF :: 121
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Investment Objective
ProShares S&P 500® Ex-Financials ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Financials and Real Estate Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%
Other Expenses	0.00%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	0.13%
Fee Waiver/Reimbursement[1]	-0.04%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.09%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive Investment Advisory and Management Services Fees to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.09% through September 30, 2026. After such date, this agreement may be terminated or revised by ProShare Advisors.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$9	$38	$69	$162
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of the companies included in the S&P 500 Index with the exception of those companies included in the financial and real estate sectors. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index selects companies included in the S&P 500 Index from the following sectors: communication services, consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPXXFINT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the

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Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
The Fund may operate as “non-diversified” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the information technology industry group.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — To the extent that the Fund operates as “non-diversified” as necessary to approximate the composition of the Index, it may invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after

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taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

40%
30%
20%
10%
0%
-10%
-20%
10.32%
21.78%
-3.04%
31.04%
21.87%
27.05%
-18.80%
28.48%
24.51%
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	21.68%
Worst Quarter	(ended	3/31/2020	):	-17.70%
Year-to-Date	(ended	6/30/2025	):	5.71%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	24.51%	15.00%	14.90%	9/22/2015
After Taxes on Distributions	24.16%	14.66%	14.49%	—
After Taxes on Distributions and Sale of Shares	14.73%	12.02%	12.40%	—
S&P 500® Ex-Financials and Real Estate Index[1]	24.75%	15.20%	15.16%	—
S&P 500® Index[1]	25.02%	14.51%	14.72%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since September 2015 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

124 :: S&P 500® Ex-Health Care ETF
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Investment Objective
ProShares S&P 500® Ex-Health Care ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Health Care Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%
Other Expenses	0.00%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	0.13%
Fee Waiver/Reimbursement[1]	-0.04%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.09%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive Investment Advisory and Management Services Fees to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.09% through September 30, 2026. After such date, this agreement may be terminated or revised by ProShare Advisors.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$9	$38	$69	$162
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of the companies included in the S&P 500 Index with the exception of those companies included in the health care sector. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index selects companies included in the S&P 500 Index from the following sectors: communication services, consumer discretionary, consumer staples, energy, financials, industrials, information technology, materials, real estate and utilities. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPXXHCP.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the

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Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
The Fund may operate as “non-diversified” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the financial and information technology industry groups.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — To the extent that the Fund operates as “non-diversified” as necessary to approximate the composition of the Index, it may invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after

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taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

40%
30%
20%
10%
0%
-10%
-20%
-30%
14.19%
21.39%
-6.38%
32.99%
18.93%
28.65%
-20.57%
30.70%
28.03%
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	21.68%
Worst Quarter	(ended	3/31/2020	):	-20.72%
Year-to-Date	(ended	6/30/2025	):	6.97%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	28.03%	15.25%	15.22%	9/22/2015
After Taxes on Distributions	27.67%	14.86%	14.76%	—
After Taxes on Distributions and Sale of Shares	16.82%	12.20%	12.66%	—
S&P 500® Ex-Health Care Index[1]	28.21%	15.43%	15.49%	—
S&P 500® Index[1]	25.02%	14.51%	14.72%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since September 2015 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective
ProShares S&P 500® Ex-Technology ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Information Technology Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%
Other Expenses	0.00%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	0.13%
Fee Waiver/Reimbursement[1]	-0.04%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.09%
1
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive Investment Advisory and Management Services Fees to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.09% through September 30, 2026. After such date, this agreement may be terminated or revised by ProShare Advisors.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$9	$38	$69	$162
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of the companies included in the S&P 500 Index with the exception of those companies included in the information technology sector. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Index selects companies included in the S&P 500 Index from the following sectors: communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, real estate and utilities. These companies are then weighted based on market capitalization. The Index’s composition and the assigned weights are reevaluated every September with additional weight adjustments in March, June, and December. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPXXTSUT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the

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Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
The Fund may operate as “non-diversified” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the consumer discretionary and financials industry groups.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
●Non-Diversification Risk — To the extent that the Fund operates as “non-diversified” as necessary to approximate the composition of the Index, it may invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after

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taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
10.72%
17.63%
-6.21%
26.33%
10.38%
26.04%
-13.95%
16.11%
20.10%
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	17.02%
Worst Quarter	(ended	3/31/2020	):	-21.90%
Year-to-Date	(ended	6/30/2025	):	5.27%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	20.10%	10.79%	11.33%	9/22/2015
After Taxes on Distributions	19.67%	10.35%	10.84%	—
After Taxes on Distributions and Sale of Shares	12.11%	8.48%	9.22%	—
S&P 500® Ex-Information Technology Index[1,2]	20.26%	10.97%	11.61%	—
S&P 500® Index[1]	25.02%	14.51%	14.72%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
2
Index performance through September 20, 2018 reflects the performance of the S&P 500 Ex-Information Technology & Telecommunications Index. Index performance beginning on September 21, 2018 reflects the performance of the S&P 500 Ex-Information Technology Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since September 2015 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective
ProShares S&P 500 High Income ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500 Daily Covered Call Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.56%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 29% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to replicate the performance of an investment strategy that combines a long position in the S&P 500 Index with a short position in S&P 500 Index call options. This combination is often referred to as a “covered call” strategy. Generally, in pursuing a covered call strategy, an investor holding a certain security sells (or “writes”) a call option on the same security in an attempt to generate additional income.
In particular, the Index is designed to replicate a daily covered call strategy that sells call options with one day to expiration each day (“daily covered call”). An S&P 500 daily covered call strategy seeks to generate high income with total return and risks similar to the S&P 500 over the long-term. Compared to a similar strategy using monthly call options, ProShare Advisors believes a daily covered call strategy provides greater total return potential over the long-term.
The seller of a call option receives a payment (“premium”) from the buyer. In this way a covered call strategy provides an investor with additional income in the form of option premiums. The seller is obligated to sell shares of the underlying security to the buyer at a specified price (“strike price”) at a specified date (“expiration date”). At the expiration date, if the price of the underlying security is above the strike price (“in-the-money”), the buyer will exercise the option, benefiting from the ability to purchase the shares from the seller at a price lower than the current market price. If the price of the underlying security is lower than the strike price (“out-of-the-money”), the option will not be exercised, benefiting the seller who retains the shares.
The long component of the Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. These companies are weighted based on market capitalization.
The short component of the Index is designed to measure the performance of out-of-the-money S&P 500 Index call options having one day to expiration when sold. The options measured are traded on national securities exchanges. The Index’s short call option position is reestablished at the end of each day. The Fund will not write daily call options, but instead will obtain exposure to the short component of the Index through swap agreements.
The Fund seeks to make distributions that generally reflect the dividend and call premium income earned by the Index (net of Fund expenses) as measured by the S&P 500 Daily Covered Call Index - Income Only, a sub-index that measures the cash received by the Index from dividends and call option premiums. Each month the Fund intends to distribute an amount that reflects all or a portion of the dividend and call premium income earned by the Index, subject to a minimum yield of 6% (annualized). Amounts distributed by the Fund to satisfy the monthly minimum yield requirement that exceed the dividend and call premium income earned by the Index will reduce the amount of subsequent Fund distributions. The monthly distributions are intended to provide shareholders with dividend

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and call premium income. However, some or all of the monthly distributions may be characterized as a return of capital.
The Index and the sub-index are rebalanced and reconstituted each day. The Index and the sub-index are constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SP500DCC” and more information about the sub-index can be found using the Bloomberg ticker symbol “SP500DCI”.
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies that are included in the Index.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements and futures contracts) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. The Fund enters into swap agreements that provide exposure to the S&P 500 securities and the daily call options reflected in the Index.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future. The Fund may enter into S&P 500 Index futures contracts.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Covered Call Strategy Risk – The Index replicates the performance of a “daily covered call” investment strategy. A daily covered call strategy involves writing (selling) covered call options having one day to expiration in return for the receipt of a premium. The seller of the option gives up the opportunity to benefit from price increases in the underlying instrument above the exercise price of the options but continues to bear the risk of underlying instrument price declines. The premiums received from the options may not be sufficient to offset any losses sustained from underlying instrument price declines.
The Index may underperform the S&P 500 Index during some periods. For example, in periods of above average S&P 500 Index returns the Index may underperform. Above average S&P 500 Index volatility may increase the extent of underperformance. Also, in periods of flat or declining S&P 500 performance, an S&P 500 daily covered call strategy may underperform an S&P covered call strategy based on monthly call options.
●Monthly Distribution Risk – The Fund seeks to distribute amounts that generally reflect the dividend and call premium income earned by the Index’s daily covered call strategy (net of Fund expenses). Each month the Fund intends to distribute an amount that reflects all or a portion of the dividend and call premium income earned by the Index, subject to a minimum yield of 6% (annualized). If the dividend and call premium income earned by the Index in a given month is less than the minimum yield, the Fund will seek to distribute an additional amount in order to maintain the minimum yield. To the extent required, the dividend and call premium income earned by the Index in one or more subsequent months will be used to recoup prior distributions made by the Fund where the amount distributed exceeded the dividend and call premium income earned by the Index.
The Fund intends to make monthly distributions without regard to market conditions or the dividend and call premium income earned by the Index. The Fund may experience extended periods where the monthly distributions do not exceed the minimum yield. Even in months where the dividend and call premium income exceeds the minimum

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yield, the Fund’s distributions may not exceed the minimum yield and may even be significantly less than the monthly yield. There is no guarantee that the Fund will make any distribution and the amount of such distributions, if any, may vary significantly from month-to-month.
As a result of the Fund’s monthly distributions and its investment strategy, some or all of its distributions may be return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares. A return of capital results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.
●Derivatives Risk — Investing in derivatives to obtain exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. To the extent a large proportion of the derivative and/or repurchase agreements are with a small number of counterparties or otherwise highly concentrated, these risks may be increased.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the the Index had a significant portion of its value in issuers in the information technology industry group.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific

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securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk – The “covered call” strategy of the Fund may result in the Fund being subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions may not be eligible to be treated as qualified dividend income for non-corporate shareholders or for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	3/31/2024	):	8.05%
Worst Quarter	(ended	12/31/2024	):	1.71%
Year-to-Date	(ended	6/30/2025	):	3.05%
Average Annual Total Returns
As of December 31, 2024
	One Year	Since Inception	Inception Date
Before Tax	21.49%	21.66%	12/18/2023
After Taxes on Distributions	16.57%	16.90%	—
After Taxes on Distributions and Sale of Shares	12.49%	14.37%	—
S&P 500® Daily Covered Call Index[1]	22.69%	22.80%	—
S&P 500® Index[1]	25.02%	24.78%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for

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Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually. In addition, due to the manner in which the Fund implements its investment program, the Fund expects that some or all of its monthly distributions may constitute a return of capital that will have the effect of reducing your cost basis in the Fund’s shares and thereby increasing the amount of capital gain, if any, or decreasing the amount of capital loss, if any, that you will realize when selling Fund shares. The Fund does not guarantee that distributions will always be paid or will be paid at a relatively stable level.

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Investment Objective
ProShares S&P Global Core Battery Metals ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P Global Core Battery Metals Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 54% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the S&P Global Broad Market Index engaged in the mining of cobalt, lithium, and nickel—base metals used to produce batteries. The S&P Global Broad Market Index is designed to measure the performance of large-, mid-, and small-capitalization companies listed for trading in developed and emerging market countries. As of July 31, 2025, the Index included companies domiciled in: Australia, Brazil, Canada, Chile, China, France, Indonesia, Japan, Netherlands, Poland, South Africa, South Korea, Sweden, the United Kingdom, and the United States. Companies in the Index are weighted based on liquidity and the percentage of revenue earned from cobalt, lithium, and nickel. The Index’s composition and assigned weights are reevaluated in July with additional weight adjustments occurring in January, April, and October. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPGBMUT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in

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replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Battery Metals Investing Risk — Companies engaged in the battery metals mining industry are subject to the risks associated with mining activities. These risks include those related to changes in the price of battery metals, which may be the result of changing inflation expectations, currency fluctuations, speculation, and industrial, government and global consumer demand, among other factors. In addition, such companies may be particularly susceptible to disruptions in the supply chains and world events and economic conditions, including political risks of the countries where battery metals companies are located or do business. These companies may also face increased scrutiny from regulators and legislators considering the environmental impact of battery metal mining. Finally, mining companies often engage in significant amounts of spending on exploration and development of mineral deposits which may involve significant financial risks over longer periods of time.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not battery metals-related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its battery metals-related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
To the extent the Fund invests in issuers in China, those investments may be made through legal structures known as variable interest entities (“VIEs”). VIEs allow U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, the Fund’s performance) and undermine the enforceability of the VIE structure.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the materials industry group.
○Materials Industry Risk — Companies in this sector may experience: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; supply and demand issues; and risk for environmental damage and product liability claims.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2025, the Index had a significant portion of its value in issuers in Australia and China.
○Australia Investments Risk – Investments in securities of issuers in Australia countries involve risks that are specific to Australia, including certain legal, regulatory, political and economic risks. The Australian economy is heavily dependent on exports from the certain commodity markets, including energy and mining sectors, and is vulnerable to price changes in commodity markets. In

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addition, Australia is dependent on trade and economic conditions in other countries can impact the Australian economy.
○Chinese Investments Risk — Investments in securities of issuers in China include risks such as, less developed or less efficient trading markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; institution of tariffs or other trade barriers; uncertainty surrounding trading suspensions; and a lack of publicly available information China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is battery metals-related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the
Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	9/30/2024	):	10.18%
Worst Quarter	(ended	12/31/2024	):	-14.75%
Year-to-Date	(ended	6/30/2025	):	15.33%
Average Annual Total Returns
As of December 31, 2024
	One Year	Since Inception	Inception Date
Before Tax	-19.32%	-17.84%	11/29/2022
After Taxes on Distributions	-19.54%	-18.05%	—
After Taxes on Distributions and Sale of Shares	-11.10%	-13.02%	—
S&P Global Core Battery Metals Index[1]	-18.77%	-16.86%	—
S&P Global 1200 Index[1]	18.97%	19.16%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since November 2022 and March 2023, respectively.

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Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund
(ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   S&P Kensho Cleantech ETF :: 139
PROSHARES.COM

Investment Objective
ProShares S&P Kensho Cleantech ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P Kensho Cleantech Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of U.S.-listed companies focused on building technologies or products that enable the generation of clean energy, such as solar, wind, geothermal, hydrogen, and hydroelectric. The Index includes U.S. and non-U.S. countries. The index provider uses a natural language processing algorithm to identify companies that fall into one or more of the following categories: (1) Technologies (hardware, software, or materials) used for clean energy capture, including solar modules, wind blades and turbines, inverters, etc., (2) Technologies used for green hydrogen production and energy generation, including electrolyzers and stationary fuel cells, (3) Installation of these technologies for use in residential or commercial applications, and (4) Advanced energy storage devices, such as utility-scale batteries.
The index provider determines whether a company falls into those categories by using an automated scan of certain recent company-issued filings with securities regulators in search of terms and phrases that describe a company as producing products or services related to clean energy technology. The index provider then reviews each company to verify that the rules of the automated scan were implemented correctly.
For purposes of determining Index weight, companies are classified as either “core” or “non-core.” Core companies are those where a significant portion of business operations are involved in products and services related to clean energy technology. All other selected companies are classified as “non-core.” The companies in each category are initially equal-weighted, but core companies are then given a higher weighting than non-core companies. The Index’s composition and the assigned weights are reevaluated every May, with an additional weight adjustment occurring in November.
The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “KCLEANN.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard

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to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Cleantech Investing Risk — Cleantech is a relatively new form of technology and is subject to risks associated with a developing industry including limited product lines, markets, and financial resources as well as challenges to scalability of production. There is no guarantee that the products or services offered by companies in this business will be successful. Cleantech companies are subject to rapid changes in technology, intense competition, loss or impairment of intellectual property rights, cyclical economic patterns, shifting consumer preferences, evolving industry standards, frequent new product introductions, evolving regulation, and potentially rapid product obsolescence. Cleantech companies may be susceptible to operational and information security risks including those associated with hardware or software failures, interruptions, or delays in service by third party vendors, and security breaches. Cleantech companies may be significantly impacted by tax incentives, subsidies, and other governmental regulations and policies. These companies may also be affected by fluctuations in energy prices and in the supply and demand of renewable energy resources which may, in turn, be highly dependent upon government policies that support renewable energy generation and enhance the economic viability of owning renewable electric generation assets and may be subject to adverse environmental conditions that could result in fluctuations in renewable electric generation. A decline in the price of conventional energy such as oil and natural gas could have a materially adverse impact on cleantech companies. Cleantech companies may also be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, availability of certain inputs and materials required for production, depletion of resources, technical developments and labor relations.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not cleantech related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its cleantech related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.

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●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the industrials and information technology industry groups.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is cleantech related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circum stances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

0%
-5%
-10%
-15%
-20%
-25%
-20.38%
-10.32%
-20.31%
2022
2023
2024

Best Quarter	(ended	9/30/2022	):	13.01%
Worst Quarter	(ended	9/30/2023	):	-25.63%
Year-to-Date	(ended	6/30/2025	):	-1.88%
Average Annual Total Returns
As of December 31, 2024
	One Year	Since Inception	Inception Date
Before Tax	-20.31%	-17.24%	9/29/2021
After Taxes on Distributions	-20.42%	-17.28%	—
After Taxes on Distributions and Sale of Shares	-11.95%	-12.41%	—
S&P Kensho Cleantech Index[1]	-20.26%	-16.98%	—
S&P Total Market Index[1]	23.87%	9.82%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

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Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since September 2021 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other finan cial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   S&P Kensho Smart Factories ETF :: 143
PROSHARES.COM

Investment Objective
ProShares S&P Kensho Smart Factories ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P Kensho Smart Factories Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of U.S.-listed companies focused on building technologies or products that enable the digitalization of manufacturing activities The index includes U.S. and non-U.S. companies. The Index provider uses a natural language processing platform to identify companies that fall into one or more of the following categories: (1) Software and devices enabling connected, integrated digitalization of manufacturing activities, including the industrial internet of things (industrial IoT) and digital twin platforms, (2) Sensors, software, and equipment used for environmental sensing and monitoring, advanced process control, predictive maintenance, and equipment health monitoring, (3) Technology and sensors that enable industrial machine and 3D vision to identify product defects and anomalies, model and predict equipment processes and product results, and (4) Demand response systems and components for conserving and optimizing plant energy consumption.
The index provider determines whether a company falls into those categories by using an automated scan of certain recent company-issued filings with securities regulators to search for terms and phrases that describe a company as producing products or services related to smart factories. The index provider then reviews each company to verify that the rules of the automated scan were implemented correctly.
For purposes of determining Index weight, companies are classified as either “core” or “non-core.” Core companies are those where a significant portion of business operations are involved in products and services related to smart factories. All other selected companies are classified as “non-core.” The companies in each category are initially equal-weighted, but core companies are then given a higher weighting than non-core companies. The Index’s composition and the assigned weights are reevaluated every May, with an additional weight adjustment occurring in November.
The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “KFACTN.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times

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in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Smart Factory Investing Risk — Smart factory technology is a relatively new form of technology and is subject to risks associated with a developing industry including limited product lines, markets, and financial resources as well as challenges to scalability of production. There is no guarantee that the products or services offered by companies in this business will be successful. Smart factory companies typically face intense competition, rapid changes in technology, loss or impairment of intellectual property rights, and potentially rapid product obsolescence. Smart factory companies typically engage in significant amounts of spending on research and development. Smart factory companies may be susceptible to operational and information security risks including those associated with hardware or software failures, disruptions of access systems or operational systems, or delays in service by third party vendors, and security breaches. The success of certain smart factory companies may depend on businesses being prepared for scaled deployment and integration of smart factory initiatives and the availability of hybrid, soft, and digital skills necessary for smart factory implementation.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not smart factory related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the perfor mance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its smart factory related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the

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Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the industrials and information technology industry groups.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is smart factory related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance.
This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

30%
20%
10%
0%
-10%
-20%
-30%
26.05%
8.31%
-26.09%
2022
2023
2024

Best Quarter	(ended	3/31/2023	):	18.70%
Worst Quarter	(ended	6/30/2022	):	-21.33%
Year-to-Date	(ended	6/30/2025	):	10.89%
Average Annual Total Returns
As of December 31, 2024
Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
	One Year	Since Inception	Inception Date
Before Tax	8.31%	1.26%	9/29/2021
After Taxes on Distributions	8.26%	1.18%	—
After Taxes on Distributions and Sale of Shares	4.96%	0.95%	—
S&P Kensho Smart Factories Index[1]	7.68%	1.36%	—
S&P Total Market Index[1]	23.87%	9.82%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

146 :: S&P Kensho Smart Factories ETF
PROSHARES.COM

Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since September 2021 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   S&P Midcap 400® Dividend Aristocrats ETF :: 147
PROSHARES.COM

Investment Objective
ProShares S&P MidCap 400® Dividend Aristocrats ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Dividend Aristocrats Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.40%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the S&P MidCap 400 Index that have consistently increased dividends each year for at least 15 years. The S&P
MidCap 400 Index is designed to measure the performance of mid-cap companies listed and domiciled in the U.S. The Index selects a minimum of 40 companies. These companies are equally weighted in the Index. The Index’s composition is reevaluated annually in January and the weightings are reset to equal weight each quarter in January, April, July and October. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPDAMCUT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Mid-cap companies may have limited product lines or resources, may be dependent

148 :: S&P Midcap 400® Dividend Aristocrats ETF
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upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on mid-cap security prices. Additionally, mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the financials, industrials and utilities industry groups.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Utilities Industry Risk — Companies in this sector may experience: review and limitation of rates by governmental regulatory commissions and increased competition as a result of deregulation.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).

   S&P Midcap 400® Dividend Aristocrats ETF :: 149
PROSHARES.COM

Annual Returns as of December 31

30%
25%
20%
15%
10%
5%
0%
-5%
29.96%
10.24%
-3.16%
18.81%
7.47%
20.28%
-0.50%
5.41%
12.18%
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	(ended	12/31/2020	):	19.53%
Worst Quarter	(ended	3/31/2020	):	-24.64%
Year-to-Date	(ended	6/30/2025	):	2.28%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	12.18%	8.75%	9.68%	2/3/2015
After Taxes on Distributions	11.55%	8.09%	9.12%	—
After Taxes on Distributions and Sale of Shares	7.62%	6.80%	7.83%	—
S&P MidCap 400 Dividend Aristocrats Index[1]	12.64%	9.17%	10.09%	—
S&P Composite 1500® Index[1]	23.95%	14.12%	12.93%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since February 2015 and April 2018, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

150 :: S&P Technology Dividend Aristocrats ETF
PROSHARES.COM

Investment Objective
ProShares S&P Technology Dividend Aristocrats ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P® Technology Dividend Aristocrats® Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of U.S.-listed and domiciled technology companies that have consis tently increased dividends each year for at least 7 years. Technology companies include companies in the information technology sector and companies in the following sub-industries: interactive home entertainment, interactive media & services, data processing & outsourced services, and transaction & payment processing services. The Index selects a minimum of 25 companies. These companies are equally weighted in the Index. The Index’s composition is reevaluated annually in January and the weightings are reset to equal weight each quarter in January, April, July and October. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPTDAUT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

   S&P Technology Dividend Aristocrats ETF :: 151
PROSHARES.COM

Principal Risks
You could lose money by investing in the Fund.
●Technology Industry Risk — Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may experience intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the semiconductors & semiconductor equipment, software & services and technology hardware & equipment industry groups.
○Semiconductors and Semiconductor Equipment Industry Risk — Companies in this sector may experience: intense competition, wide fluctuations in securities prices due to risks of rapid obsolescence of products, significant research costs, and limited product lines, markets, financial resources or personnel. Companies in this sector may also be affected by risks that affect the broader technology sector.
○Software and Services Industry Risk — Companies in this industry may experience: competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights.
○Technology Hardware and Equipment Industry Risk — Companies in this industry may experience: effects from industry competition, evolving industry standards, product obsolescence, and changing government regulation. These companies may also be affected by risks that affect the broader information technology industry.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of

152 :: S&P Technology Dividend Aristocrats ETF
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investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

30%
20%
10%
0%
-10%
-20%
29.00%
28.16%
-15.87%
27.18%
9.92%
2020
2021
2022
2023
2024

Best Quarter	(ended	6/30/2020	):	26.20%
Worst Quarter	(ended	3/31/2020	):	-19.50%
Year-to-Date	(ended	6/30/2025	):	10.78%
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Since Inception	Inception Date
Before Tax	9.92%	14.22%	14.63%	11/5/2019
After Taxes on Distributions	9.61%	13.86%	14.27%	—
After Taxes on Distributions and Sale of Shares	6.08%	11.37%	11.74%	—
S&P Technology Dividiend Aristocrats Index[1]	10.43%	14.72%	15.13%	—
S&P Composite 1500® Index[1]	23.95%	14.12%	14.81%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since November 2019.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

   Smart Materials ETF :: 153
PROSHARES.COM

Investment Objective
ProShares Smart Materials ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Solactive Smart Materials Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 53% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies that have business operations in the field of smart materials. The index provider uses a natural language processing algorithm to identify companies that fall into one or more of the following categories: (1) production of smart materials, also called intelligent or responsive materials, which can be defined as materials that have properties which can be changed by an external stimulus (such as temperature, electricity or stress); (2) production of materials with certain advanced, innovative, or disruptive qualities; and (3) development of technologies which promote advances and research related to smart materials.
The index provider determines whether a company falls into those categories by using an automated scan of company filings and other public information to search for terms and phrases which identify companies that have or are expected to have significant exposure in the field of smart materials. The index provider reviews each company and excludes any company that does not have relevant business exposure. The identified companies are then ranked based on level of exposure to smart materials, as determined by the automated scan. The top 30 companies are selected for inclusion in the Index. Selected companies are weighted based on market capitalization, subject to a 4.5% limit for any single company. The Index’s composition and the assigned weights are reevaluated every May and November. The Index is constructed and maintained by Solactive AG. More information about the Index can be found using the Bloomberg ticker symbol “SOLSMATN.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component

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securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Smart Material Investing Risk — Smart material technology is a relatively new form of technology and is subject to risks associated with a developing industry including limited product lines, markets, and financial resources as well as challenges to scalability of production. Companies in the smart material business typically face intense competition and loss or impairment of intellectual property rights. Smart material companies may be subject to scientific, technological and commercialization risks as well as the risk of rapidly changing technologies and short technology life cycles due to the frequent development of new or improved products and evolving industry standards. Smart material companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by companies in the smart material business will be successful.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not smart materials related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have exposure to unrelated business lines. For example, if an unrelated business line of a company underperforms its smart materials related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments Risk/Emerging Markets Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2025, the Index had a significant portion of its value in issuers in the information technology and materials industry groups.

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○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
○Materials Industry Risk — Companies in this sector may experience: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; supply and demand issues; and risk for environmental damage and product liability claims.
●Geographic Concentration Risk — Because the Fund focuses its investments in one or more foreign countries, an investment in the Fund may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and subject to the related risks. As of May 31, 2025, the Index had a significant portion of its value in issuers in South Korea.
○South Korea Investments Risk – Investments in securities of issuers in South Korea involve risks including certain legal, regulatory, political and economic risks, economic dependency on trade and economic conditions in other countries, and potential hostilities with North Korea.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology used by the third-party provider to identify companies whose business is smart materials related will achieve its intended result. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

30%
20%
10%
0%
-10%
-20%
-30%
20.05%
-29.97%
-13.19%
2022
2023
2024

Best Quarter	(ended	3/31/2023	):	15.02%
Worst Quarter	(ended	6/30/2022	):	-18.68%
Year-to-Date	(ended	6/30/2025	):	4.46%
Average Annual Total Returns
As of December 31, 2024
	One Year	Since Inception	Inception Date
Before Tax	-13.19%	-8.32%	10/26/2021
After Taxes on Distributions	-13.46%	-8.58%	—
After Taxes on Distributions and Sale of Shares	-7.58%	-6.18%	—
Solactive Smart Materials Index[1]	-12.98%	-8.06%	—
S&P Global 1200 Index[1]	18.97%	7.32%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

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Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio Manager, have jointly and primarily managed the Fund since September 2021 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Supply Chain Logistics ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the FactSet Supply Chain Logistics Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies focused on raw materials and merchandise shipping and delivery. The Index includes companies in at least one of 18 FactSet® Revere Business Industry Classification System Sub-
Industries (“RBICS Sub-Industries”) that the index provider has identified as supply chain logistics related. The 18 eligible RBICS Sub-Industries are: (1) Asia/Pacific Rail Transportation; (2) Autonomous Drone Manufacturers; (3) Commercial Transportation Equipment Distributors; (4) Container Deep Sea and Offshore Shipping; (5) Dry Bulk Deep Sea and Offshore Shipping; (6) Execution and Quote Platforms Services; (7) Express Couriers; (8) Freight Truckload Road Transportation; (9) Freight Less-Than-Truckload Road Transportation; (10) General Transportation and Related Services; (11) Logistics and Supply Chain Service Providers; (12) Multi-Size Trucking Road Transportation; (13) Multi-Type Deep Sea and Offshore Shipping; (14) Transportation Industry Software; (15) Europe, Middle East and Africa Rail Transportation; (16) Other Americas Railroad Transportation; (17) United States Class I Railroad Transportation; and (18) United States Short-Line Railroad Transportation. The Index selects up to 40 companies based on market capitalization that receive 75% or more of their revenue from one or more of those sub-industries. Selected companies are then weighted based on their market capitalization, subject to a 4.5% limit. The Index’s composition and assigned weights are reevaluated semi-annually in June and December. The Index is constructed and maintained by FactSet Research Systems, Inc. More information about the Index can be found using the Bloomberg ticker symbol “FDSSCLN.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Depositary Receipts — The Fund may invest in depositary receipts, which principally include:
○American Depositary Receipts (ADRs), which represent the right to receive securities of foreign issuers deposited in a bank or trust company and are an alternative to purchasing the underlying securities in their national markets and currencies.
○Global Depositary Receipts (GDRs), which are receipts for shares in a foreign-based corporation traded in capital markets around the world.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the component

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securities of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each security in an Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more securities in the Index becomes illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Supply Chain Logistics Risk — Companies involved in providing supply chain logistics are subject to risks related to legislative or regulatory changes; adverse market conditions and/or increased competition; technological developments and changing technology; cyberattacks that may compromise a company’s operations or business; occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, exchange rate movements, and insurance costs; pandemics, natural disasters or other crisis; border and/or import controls; pent-up /increased demand; mobility restrictions; shortages of product and labor; dependence on intellectual property rights, and potential loss or impairment of those rights; research and development costs; and rapid product obsolescence. Global, regional or local events, such as changes to trade relations, trade restrictions, and/or military conflict, may materially disrupt or indefinitely impair the operations of these companies. Securities of these companies may be cyclical and occasionally subject to sharp price movements. Certain supply chain companies may be subject to significant regulation, including environmental regulation, by federal, state and local governmental agencies.
●Unrelated Business Lines Risk – Companies in the Index may have significant business lines that are not supply chain logistics-related. These unrelated business lines may be a meaningful portion of a company’s current business, in terms of profit or revenue, for example, than the portion represented by the Index theme. Consequently, these unrelated business lines may have a significant impact on the performance of the company, the Index and the Fund. In particular, these unrelated business lines may cause the Fund to underperform investments that do not have expo sure to unrelated business lines. For example, if an unrelated business line of a company underperforms its supply chain logistics-related business line, it may negatively affect the performance of the company, the Index and the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Foreign Investments/Emerging Market Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Foreign investments may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined.
Because the Fund’s foreign investment exposure may include issuers domiciled in developing or “emerging market” countries, all the aforementioned factors are heightened. Investments in emerging markets are considered speculative.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of

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May 31, 2025, the Index had a significant portion of its value in issuers in the industrials industry group.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	3/31/2023	):	10.33%
Worst Quarter	(ended	12/31/2024	):	-7.24%
Year-to-Date	(ended	6/30/2025	):	1.64%
Average Annual Total Returns
As of December 31, 2024
	One Year	Since Inception	Inception Date
Before Tax	-2.39%	2.53%	4/6/2022
After Taxes on Distributions	-3.61%	1.36%	—
After Taxes on Distributions and Sale of Shares	-0.81%	1.82%	—
FactSet Supply Chain Logistics Index[1]	-2.14%	2.89%	—
S&P Global 1200 Index[1]	18.97%	9.95%	—
1
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Eric Silverthorne, Portfolio

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Manager, have jointly and primarily managed the Fund since April 2022 and March 2023, respectively.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Objectives, Principal Investment Strategies and Related Risks

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This section contains additional details about each Fund’s investment objective, principal investment strategies and related risks.
Investment Objectives
Each series of ProShares (each, a “Fund” and, collectively, the “Funds”) offered in this Prospectus is a “matching” fund or a “geared” fund.
A “matching” fund seeks to provide investment results, before fees and expenses, that correspond to the return of its underlying index (the term “index,” as used herein, includes the Merrill Lynch Factor Model — Exchange Series benchmark). ProShares Big Data Refiners ETF, ProShares DJ Brookfield Global Infrastructure ETF, ProShares Equities for Rising Rates ETF, ProShares Global Listed Private Equity ETF, ProShares Hedge Replication ETF, ProShares High Yield–Interest Rate Hedged, ProShares Inflation Expectations ETF, ProShares Investment Grade–Interest Rate Hedged, ProShares K-1 Free Crude Oil ETF, ProShares Large Cap Core Plus, ProShares Long Online/Short Stores ETF, ProShares Merger ETF, ProShares Metaverse ETF, ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, ProShares MSCI Transformational Changes ETF, ProShares Nanotechnology ETF, ProShares Nasdaq-100 Dorsey Wright Momentum ETF, ProShares Nasdaq-100 High Income ETF, ProShares On-Demand ETF, ProShares Online Retail ETF, ProShares Pet Care ETF, ProShares Russell 2000 Dividend Growers ETF, ProShares Russell 2000 High Income ETF, ProShares Russell U.S. Dividend Growers ETF, ProShares S&P 500® Dividend Aristocrats ETF, ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF, ProShares S&P 500® Ex-Technology ETF, ProShares S&P Global Core Battery Metals ETF, ProShares S&P 500® High Income ETF, ProShares Kensho Cleantech ETF, ProShares Kensho Smart Factories ETF, ProShares S&P MidCap 400® Dividend Aristocrats ETF, ProShares Smart Materials ETF, ProShares Supply Chain Logistics ETF, and ProShares S&P Technology Dividend Aristocrats ETF are each “matching” funds (each, a “Matching Fund”, and collectively, the “Matching Funds”).
ProShares Decline of the Retail Store ETF is a “Geared Fund” in the sense that it is designed to seek daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of its underlying index (the “Daily Target”) for a single day, not for any other period. The Geared Fund is a “Short Fund” in the sense that it is designed to correspond to the inverse of the daily performance of its underlying index. A “single day” is measured from the time the Geared Fund calculates its net asset value (“NAV”) to the time of the Geared Fund’s next NAV calculation. The Geared Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
The return of the Geared Fund for periods longer than a day is the product of a series of daily leveraged returns for each trading day during that period. If you hold Geared Fund shares for any period other than a day, it is important for you to understand the risks and long-term performance of a daily objective fund. You should know that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
For periods longer than a day, you will lose money if the Index’s performance is flat. It is possible that you will lose money invested in the Geared Fund even if the value of the Index falls during that period. During periods of higher Index volatility, the Index volatility may affect your return as much or more than the return of the Index. Returns may move in the opposite direction of the Index during periods of higher Index volatility, low Index returns, or both. In addition, during periods of higher Index volatility, the Index volatility may affect your return as much or more than the return of the Index.
Investment in the Geared Fund involves risks that are different from and additional to the risks of investments in other types of funds. An investor in the Geared Fund could potentially lose the full value of their investment within a single day.
Each Fund’s investment objective is non-fundamental, meaning that it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund investors. Each Matching Fund reserves the right to substitute a different index or benchmark for its current index or benchmark.
Principal Investment Strategies
Matching Funds
In seeking to achieve each Matching Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Fund’s underlying index. Each Matching Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in financial instruments that provide similar exposure.
The Matching Funds may employ various other investment techniques that ProShare Advisors believes should, in the aggregate, simulate the movement of each Fund’s index. For the ProShares Nasdaq-100 High Income ETF, ProShares Russell 2000 High Income ETF, and ProShares S&P 500® High Income ETF, the investment techniques employed by

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ProShare Advisors also look to provide for distributions similar in amount to the cash received by each Fund’s Index from dividend and call premium income. The ProShares Nasdaq-100 High Income ETF, ProShares Russell 2000 High Income ETF, and ProShares S&P 500® High Income ETF do not sell or invest in covered call options. The investment techniques utilized to simulate the movement of each applicable index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs, while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, the index. For example, a Fund may invest in or gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to those of the index or otherwise benefit the Fund. Under certain circumstances, a Fund may invest in or obtain exposure to components not included in the index or overweight or underweight certain components of the index with the intent of obtaining exposure with aggregate characteristics similar to the index, including, as applicable, the general credit profile of the index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of a Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends. Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its index without regard to market conditions, trends, direction, or the financial condition of a particular issuer. In addition, for ProShares High Yield — Interest Rate Hedged and ProShares Investment Grade — Interest Rate Hedged, ProShare Advisors will rely solely on credit ratings provided by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Financial Services, LLC (“S&P”) in seeking to match the general credit profile of its Index. To the extent the Fund is overweight in a security that is perceived by the markets to have increased credit risk, the Fund’s performance will be adversely affected. The Funds do not take temporary defensive positions.
Geared Fund
In seeking to achieve the Geared Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to correspond to the inverse (-1x) of the daily performance of the Fund’s underlying index. The Geared Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in financial instruments that provide similar exposure.
The Geared Fund employs various investment techniques designed to achieve its investment objective. These tech niques may enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs to maintain a high correlation with, and similar aggregate characteristics (e.g., with respect to equity funds, market capitalization and industry weightings) to, the inverse of the index. For example, the Geared Fund may invest in or gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to those of the index. Under certain circumstances, the Geared Fund may invest in or obtain exposure to components not included in the index or overweight or underweight certain components of the index with the intent of obtaining exposure with aggregate characteristics similar to the index.
In managing the assets of the Geared Fund, ProShare Advisors does not invest the assets of the Geared Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends. The Geared Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its index without regard to market conditions, trends, direction, or the financial condition of a particular issuer. The Geared Fund does not take temporary defensive positions.
On a daily basis, the Geared Fund will seek to position its portfolio so that the Geared Fund’s investment exposure is consistent with its investment objective. In general, changes to the level of the Geared Fund’s index each day will determine whether such Fund’s portfolio needs to be repositioned. For example, if the Geared Fund’s index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Geared Fund’s short exposure will need to be decreased. Conversely, if the index has fallen on a given day, net assets of the Geared Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Geared Fund’s short exposure will need to be increased.
The time and manner in which the Geared Fund rebalances its portfolio may vary from day to day at the sole discretion of ProShare Advisors depending upon market conditions and other circumstances. If for any reason the Geared Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Geared Fund may have investment exposure to its underlying index that is significantly greater or less than its stated multiple. As a result, the Geared Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

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Understanding the Risks and Long-Term Performance of a Daily Objective Fund
The Geared Fund is designed to provide inverse (-1x) results on a daily basis. The Fund, however, is unlikely to provide a simple multiple (-1x) of an index’s performance over periods longer than a single day.
●Why? The hypothetical example below illustrates how daily Geared Fund returns can behave for periods longer than a single day.
○Take a hypothetical fund XYZ that seeks the inverse (-1x) of the daily investment results of index XYZ. On each day, fund XYZ performs in line with its objective (-1x the index’s daily investment results before fees and expenses). Notice that over the entire five-day period, the fund’s total return is less than the inverse of the period return of the index. For the five-day period, index XYZ returned 5.1% while fund XYZ returned -5.3% (versus -1 x 5.1% or -5.1%). In other scenarios, the return of a daily rebalanced fund could be greater or less than the inverse of the index’s return.
	Index XYZ		Fund XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0			$100.00
Day 1	103.0	3.0%	-3.0%	$97.00
Day 2	99.9	-3.0%	3.0%	$99.92
Day 3	103.9	4.0%	-4.0%	$95.92
Day 4	101.3	-2.5%	2.5%	$98.32
Day 5	105.1	3.8%	-3.8%	$94.63
Total Return	5.1%			-5.3%
●Why does this happen? This effect is caused by compounding, which exists in all investments. The return of the Geared Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the inverse (-1x) of the return of the index for the same period. In general, during periods of higher index volatility, compounding will cause longer term results to be more or less than the multiple of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), fund returns over longer periods can be higher than the inverse (-1x)
return of the daily performance of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the index’s volatility; b) the index’s performance; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the securities in the index. The examples herein illustrate the impact of two principal factors — index volatility and index performance — on Fund performance. The significance of this effect is even greater for inverse (-1x) funds. Please see the SAI for additional details.
○The graphs that follow illustrate this point. Each of the graphs shows a simulated hypothetical one year performance of an index compared with the performance of a fund that perfectly achieves its investment objective. The graphs demonstrate that, for periods longer than a single day, the Geared Fund is likely to underperform or overperform (but not match) the inverse (-1x) of the return of the index for the same period. Investors should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the inverse (-1x) of the daily performance of an index, for a single day, not for any other period, including the impact of compounding on fund performance. Investors should consider actively monitoring and/or periodically rebalancing their portfolios (which will possibly trigger transaction costs and tax consequences) in light of their investment goals and risk tolerance. A one-year period is used for illustrative purposes only. Deviations from the index return times the fund multiple can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV). An investor in the Geared Fund could potentially lose the full value of their investment within a single day.
To isolate the impact of inverse exposure, these graphs assume: a) no dividends paid with respect to securities in the index; b) no Fund expenses; and c) borrowing/lending rates of zero percent. If these were reflected, the Geared Fund’s performance would be lower than the performance returns shown. Each of the graphs also assumes a volatility rate of 24%, which is an approximation of the five-year historical volatility rate of the Solactive ProShares Brick & Mortar Retail Stores

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Index. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.
One-Year Simulation; Index Return 0%
(Annualized Index Volatility 24%)

20%
10%
0%
-10%
-20%
One Year Index Return
Index Return 0.0%
-1X Fund Return -5.6%

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Short (-1x) Fund is down.
One-Year Simulation; Index Return 19%
(Annualized Index Volatility 24%)

40%
20%
0%
-20%
-40%
One Year Index Return
Index Return 19.0%
-1X Fund Return -20.7%

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is up over the year, and the Short (-1x) Fund is down more than the inverse of the index.
One-Year Simulation; Index Return –19%
(Annualized Index Volatility 24%)

20%
10%
0%
-10%
-20%
-30%
One Year Index Return
Index Return -19.0%
-1X Fund Return 16.5%

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is down over the year, and the Short (-1x) Fund is up less than the inverse of the index.
The Solactive-ProShares Brick & Mortar Retail Stores Index’s annualized historical volatility rate for the five-year period ended May 31, 2025 was 24%.
For additional details about fund performance over periods longer than a single day in the Geared Fund, please see the SAI.
●What it means for you. The daily objective of the Geared Fund, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be a useful tool for investors who want to manage their exposure to various markets and market segments. Investors should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the daily performance of a benchmark (such as the inverse (-1x) of the daily performance of an index), for a single day, not for any other period.
Additionally, investors should recognize that the degree of volatility of the Geared Fund’s index can have a dramatic effect on the Fund’s longer-term performance. The more volatile an index is, the more the Fund’s longer-term performance will negatively deviate from the inverse (-1x) of its index’s longer-term return. The return of the Fund for a

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period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the inverse (-1x) of the return of the index for the same period. For periods longer than a single day, the Fund will lose money if its index’s performance is flat over time, and it is possible that the Fund will lose money over time regardless of the performance of its index. An investor in the Fund could potentially lose the full value of their investment within a single day.
Additional Information Regarding Principal Risks
Like all investments, investing in a Fund entails risks. The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are described in each Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which a Fund may be subjected, is provided below and under the section titled “Other Risks.” The principal risks are intended to provide information about the factors likely to have a significant adverse impact on a Fund’s returns and consequently the value of an investment in a Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk.
Some of the risks described below apply to all Funds, while others are specific to the investment strategies of certain Funds. Please see “Principal Investment Risks” in each Fund’s Summary Prospectus for more detail about the principal risks applicable to each Fund. The Statement of Additional Information (“SAI”) contains additional information about each Fund, investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.
While the realization of certain of these risks may benefit the Geared Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of its index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.
●Monthly Distribution Risk – A Fund seeks to distribute amounts that generally reflect the dividend and call premium income earned by the Index’s daily covered call strategy (net of Fund expenses). Each month a Fund intends to distribute an amount that reflects all or a portion of the dividend and call premium income earned by the Index, subject to a minimum yield of 6% (annualized). If the dividend and call premium income earned by the Index in a given month is less than the minimum yield, the Fund will seek to distribute an additional amount in order to maintain the minimum yield. To the extent required, the dividend and call premium income earned by the Index in one or more subsequent months will be used to recoup prior distributions made by a Fund where the amount distributed exceeded the dividend and call premium income earned by the Index.
A Fund intends to make monthly distributions without regard to market conditions or the dividend and call premium income earned by the Index. A Fund may experience extended periods where the monthly distributions do not exceed the minimum yield. Even in months where the dividend and call premium income exceeds the minimum yield, a Fund’s distributions may not exceed the minimum yield and may even be significantly less than the monthly yield. There is no guarantee that a Fund will make any distribution and the amount of such distributions, if any, may vary significantly from month-to-month. During periods when the value of the long component of the Index is falling, it is possible for the Fund to suffer substantial investment losses and simultaneously experience a significant reduction in assets due to the monthly distribution.
As a result of the Fund’s monthly distributions and its investment strategy, some or all of its distributions may be return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. For financial reporting purposes, the portion of a distribution that exceeds the Fund’s investment earnings as determined under general accounting methods may be characterized as return of capital. More information about the source of the Fund’s distributions will be available in the Trust’s first report to shareholders that includes the Fund.
A tax return of capital results when a fund distributes more than its taxable income under tax accounting methods. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares. A return of capital results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.
●Derivatives Risk — A Fund may obtain exposure through derivatives (including investing in: swap agreements; futures contracts; options on futures contracts, securities, and indexes; forward contracts; and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities contained in a Fund’s index). The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or

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counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired; 7) risks arising from margin requirements; 8) operational risk (such as documentation issues, settlement issues and systems failures); and 9) legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.
In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index or a similar index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of the ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund only used swaps on the underlying index.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which a Fund and its subsidiary are organized, respectively, could result in the inability of a Fund to operate as intended and could negatively affect the Fund and its shareholders. Each Fund complies with the provisions of the 1940 Act governing investment policies, capital structure, and leverage on an aggregate basis with its subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to investment advisory contracts, affiliated transactions, and custody.
●Counterparty Risk — A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. A Fund generally structures the agreements such that either party can terminate the contract at any time, including intraday, without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, a Fund typically enters into transactions with major financial institutions. A Fund also seeks to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, a Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.
The counterparty to a cleared swap agreement and/or exchange-traded futures contract is subject to the credit risk of the clearing house and the futures commission merchant (“FCM”) through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to a Fund. For example, a Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, a Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In certain cases with respect to cleared swaps, the FCM may also transfer any excess initial margin posted by a Fund to the clearing house. Regulations promulgated by the CFTC require that the FCM notify the clearing house of

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the excess initial margin provided by the FCM to the clearing house that is attributable to each customer. However, if the FCM does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the assets attributable to it in the clearing house’s omnibus account to satisfy payment obligations a defaulting customer of the FCM has to the clearing house.
In addition, a Fund may enter into agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize returns on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of returns on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union or United Kingdom (sometimes referred to as a “bail in”).
Moreover, with respect to the use of swap agreements, although the term of the agreement may be for a specified period ranging from a day to more than one year, either party may generally terminate the agreement without penalty prior to the termination. As a result, if the underlying reference asset has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the reference asset reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.
●Correlation Risk for Matching Funds — A number of factors may affect a Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective.
Factors that may adversely affect a Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which a Fund invests. A Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, a Fund may invest in securities not included in the Index. A Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. A Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, a Fund’s underlying investments may trade on markets that may not be open on the same day as a Fund, which may cause a difference between the performance of the Fund and the performance of the Index on such day. Any of these factors could decrease correlation between the performance of a Fund and the Index and may hinder a Fund’s ability to meet its investment objective.
●Correlation Risk for the Geared Fund — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the Daily Target.
In order to achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closures, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect exposure

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during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.
●Equity and Market Risk — Equity markets are volatile, and the value of securities, swaps, futures and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, perceptions regarding the industries in which issuers operate, or factors relating to specific companies in which the Fund invests. In addition, adverse changes in one sector or industry with respect to a particular company may negatively impact companies in other sectors or increase market volatility. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.
○Large-Cap Company Investment Risk — Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, or consumer tastes and also may not be able to attain the high growth rate of successful smaller companies.
○Small- and Mid-Cap Company Investment Risk — The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices. Additionally, small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. A Fund will allocate its investments to approximately the same extent as the Index. As a result, a Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. Financial, economic, business, regulatory conditions, and other developments affecting issuers in a particular industry or group of industries will have a greater effect on a Fund, and if securities of the particular industry or group of industries fall out of favor, a Fund could underperform, or its net asset value may be more volatile than, funds that have greater industry diversification.
●Communication Services Industry Risk — The risk of investments in the industry include: the potential obsolescence of products and services due to increasing competition from the innovation of competitors; increased research and development costs and capital requirements to formulate new products and services that utilize new technology; pricing new and existing products to match or beat industry competitors, shifting demographics and changes to consumer taste, which can negatively impact profitability; and regulation by the Federal Communications Commission and various state regulatory authorities. Companies in the communication services industry may be more susceptible to cybersecurity issues than companies in other industries, including hacking, theft of proprietary or consumer information, and disruptions in service.
●Consumer Discretionary Industry Risk — The risks of investments in the industry include: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, supply chains, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products.
●Consumer Staples Industry Risk — The risks of investments in the industry include: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
●Energy Industry Risk — The risks of investments in the industry include: adverse effects on profitability from changes in worldwide energy prices and exploration, and production

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spending; adverse effects from changes in exchange rates, government regulation, world events, international conflicts or threat of conflicts and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; and risk for environmental damage claims. The energy industry has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future.
On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets for securities and commodities, including oil. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. How long such conflict and related events will last and whether it will escalate further cannot be predicted. Impacts from the conflict and related events could have significant impact on the Fund’s performance, and the value of an investment in the Fund may decline significantly.
●Financials Industry Risk — The risks of investments in the industry include: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital and liquid assets they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses, which usually increase in economic downturns; the severe competition to which banks, insurance, and financial services companies may be subject; increased inter-sector consolidation and competition in the financials industry; and volatility in the financial markets and changes in domestic and foreign monetary policy; credit rating downgrades; adverse public perception; exposure concentration and decreased liquidity in credit markets; counterparty risk arising from issuers that serve as counterparties in derivatives or similar contractual arrangements. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials industry as a whole cannot be predicted.
●Health Care Industry Risk — The risks of investments in the industry include: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty health care providers may have obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources or personnel.
●Industrials Industry Risk — The risks of investments in the industry include: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; adverse effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.
●Infrastructure Industry Risk — Companies in the infrastructure industry may be subject to a variety of risks, including: high interest costs in connection with capital construction programs; high degrees of leverage; economic slowdowns; surplus capacity; difficulty in raising capital; costs associated with changes in government regulations or policies; adverse changes in tax laws; increased competition from other service providers; evolving technological developments; environmental problems; labor relations tensions; and corruption in publicly funded projects.
●Internet Companies Risk — Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.
●Information Technology Industry Risk — Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole.
●Materials Industry Risk — The risks of investments in the industry include: adverse effects from commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition; the possibility that production of industrial materials may

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exceed demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations.
●Online Retail Companies Risk — Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cyber security risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses. Investing in Online Retailers may be attractive to investors who believe the trend of rising online sales will continue; however, there is no guarantee this trend will continue. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of a Fund.
●Pet Care Industry Risk — The pet care industry has historically been resilient to economic downturns, this trend may not continue or may reverse. Future growth of the pet care industry, if any, is largely dependent upon increases in pet ownership and the dollar amount spent on pets and pet-related products and services. Levels of disposable household income and spending for pet related products and services will fluctuate due to, among other things, economic conditions, limitations on discretionary spending, and consumer preferences. Some companies in the pet care industry are smaller, independent producers and retailers. Smaller companies face intense competition from larger companies that may have more significant resources and have well established suppliers and distribution channels. A number of companies in the pet care industry are not publicly listed for trading. Pet care industry manufacturers, such as providers of food, medicine and other products and services, are also facing increased regulatory scrutiny and products liability risk as the U.S. and some interna tional regulatory regimes focus on pet food and product safety. Many well-known pet brands and pet care-related businesses are offered by companies that are owned by, or sub-divisions of, large corporate entities.
●Retailing Industry Risk — The risks of investments in the industry include: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of business days to achieve overall results; and dependence on outside financing, which may be difficult to obtain.
●Semiconductors and Semiconductor Equipment Industry Risk — The risks of investments in the industry include: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. The semiconductors sector may also be affected by risks that affect the broader technology sector, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector as a whole.
These companies rely on a combination of patents, trade secret laws and contractual provisions to protect their technologies. The process of seeking patent protection can be long and expensive. The industry is characterized by frequent litigation regarding patent and other intellectual property rights, which may require such companies to defend against competitors’ assertions of intellectual property infringement or misappropriation. Some companies are also engaged in other lines of business unrelated to the semiconductor business, and these companies may experience problems with these lines of business that could adversely affect their operating results. The international operations of many companies expose them to the risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes. Business conditions in this industry can change rapidly from periods of strong demand to periods of weak demand,

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and any future downturn could harm the business and operating results of these companies. The stock prices of companies in the industry have been and will likely continue to be volatile relative to the overall market.
●Software and Services Industry Risk — The risks of investments in the industry include: competitive pressures, such as aggressive pricing (including fixed-rate pricing), technological developments (including product-specific technological change), changing domestic demand, and the ability to attract and retain skilled employees; availability and price of components; dependence on intellectual property rights, and potential loss or impairment of those rights; research and development costs; rapid product obsolescence; cyclical market patterns; evolving industry standards; and frequent new product introductions requiring timely and successful introduction of new products and the ability to service such products. The software and services industry may also be affected by risks that affect the broader information technology industry.
●Technology Industry Risk — Securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may experience intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
In addition, certain technology-related companies in which the Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future. Companies in the application software industry, in particular, may also be negatively affected by declining or fluctuating subscription renewal rates for their products and services, leading to reduced revenues. Companies in the systems software industry may be adversely affected by actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
●Technology Hardware and Equipment Industry Risk — The risks of investments in the industry include: effects from industry competition, evolving industry standards and obsolescence of products; government regulation; changes in costs of components and ability to attract and maintain skilled employees; and dependence on intellectual property rights. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-
seasoned companies, tend to be more volatile than the overall market. The technology hardware and equipment industry may also be affected by risks that affect the broader information technology industry.
●Utilities Industry Risk — The risks of investments in the industry include: review and limitation of rates by governmental regulatory commissions; the fact that the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; the risk that utilities may engage in riskier ventures where they have little or no experience; and the fact that deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business and create greater competition, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines.
●Risks Specific to the Crude Oil Markets — Several factors may affect the price of crude oil and, in turn, the WTI crude oil futures contracts and other assets, if any, owned by a Fund, including, but not limited to:
○Significant increases or decreases in the available supply of crude oil due to natural or technological factors. Natural factors would include depletion of known cost effective sources for crude oil or the impact of severe weather on the ability to produce or distribute crude oil. Technological factors would include increases in availability created by new or improved extraction, refining and processing equipment and methods or decreases caused by failure or unavailability of major refining and processing equipment (for example, shutting down or constructing oil refineries).
○A significant change in the attitude of speculators and investors towards crude oil. Should the speculative community take a negative or positive view towards crude oil, it could cause a change in world prices of crude oil, which could have a corresponding positive or negative impact on the price of a Fund’s shares.
○Large purchases or sales of crude oil by the official sector. Governments and large institutions have large commodities holdings or may establish major commodities positions. For example, nations with centralized or nationalized oil production and organizations such as the Organization of Petroleum Exporting Countries control large physical quantities of crude oil. If one or more of these institutions decides to buy or sell crude oil in amounts large enough to cause a change in world prices, the price of a Fund’s shares will be affected.
○Political factors such as imposition of regulations or entry into trade treaties, as well as political disruptions caused by societal breakdown, insurrection and/or war may greatly influence crude oil supply and prices.

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○A significant increase or decrease in crude oil hedging activity by crude oil producers. Should there be an increase or decrease in the level of hedge activity of crude oil producing companies, countries and/or organizations, it could cause a change in world prices of crude oil, causing the price of a Fund’s shares to be affected.
○Recent policy initiatives undertaken by the U.S. government and other governments that impact international relations, trade agreements and the overall regulatory environment could create uncertainty and instability in domestic and global markets. In particular, actions taken in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment and regional instability, all of which could significantly influence crude oil supply and prices
●Debt Instrument Risk — Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the prices of outstanding debt instruments fall when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as a Fund may be required to reinvest the proceeds received at lower interest rates. Callable bonds may also have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. Such factors may cause the value of an investment in the Fund to change. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day. Debt instruments in the Index may underperform other debt instruments that track other markets, segments and sectors.
●Foreign Investments Risk — Certain factors related to investment in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”) may prevent a Fund from achieving its goals. These factors may include the effects of: (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, even if a Fund attempts to hedge against its currency exposure; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; (viii) changes in the denomination currency of a foreign investment, (ix) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country; (x) less publicly available information about foreign issuers; and (xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies.
Foreign investments also may be subject to economic or diplomatic sanctions and other similar measures. The type and severity of sanctions and other similar measures, including counter-sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border transactions, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of such measures could, among other things, cause a decline in the value and/or liquidity of foreign investments, downgrades in credit ratings, devaluation of a country’s currency, and increased market volatility and disruption globally. Such sanctions and measures could limit or prevent a Fund from buying or selling foreign investments, significantly delay or prevent settlement of transactions, and significantly impact the Fund’s liquidity and performance.
In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to obtain exposure to those foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.
A Fund’s performance also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards,

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and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, (e.g., swap agreements with foreign counterparties), these factors may affect the Fund’s ability to achieve its investment objective. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case for U.S. securities. These factors include the effect of: (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; (iv) issues related to multi-national currency arrangements; and (v) increased correlation between the value of foreign investments and changes in the commodities markets.
●Special Considerations About Emerging Market Countries — Because foreign investments of a Fund may include issuers domiciled in developing or “emerging market” countries, the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign market countries. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging market countries are considered speculative.
○Political and Social Risk — Some governments in emerging markets countries are subject to military and other conflicts and geopolitical tensions, are authoritarian in nature, have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political, geopolitical or social developments, including the imposition of international sanctions may result in sudden and significant investment losses. Also, investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.
○Economic Risk — Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries. Circumstances could arise that could prevent the timely payment of interest or principal on sovereign debt of emerging market countries, such as reaching legislative debt ceilings. Such non-payment would result in substantial negative consequences for the economies and securities markets of those countries. Further, economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates.
○Market Risk – Some emerging market countries may have inefficient and underdeveloped financial markets and therefore may lack the infrastructure necessary to attract large amounts of foreign trade and investment. Some emerging market countries may have relatively unstable governments and may present the risks of potential expropriation or nationalization of private properties or businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. As a result, emerging market issuers may have limited access to reliable sources of capital. Inefficient markets combined with less sophisticated regulatory oversight may also mean that securities traded in emerging markets are more susceptible to market manipulation by other market participants. Furthermore, legal principles relating to standards of corporate governance and directors’ fiduciary duties may differ from and/or not be as extensive or protective as those that apply in the U.S.
●Geographic Concentration Risk — Funds that focus their investments in companies economically tied to particular foreign

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countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations or other declines in the value of their currency could occur in foreign countries that have not yet experienced currency devaluation or declines to date, or could continue to occur in foreign countries that have already experienced such devaluations or declines. As a result, funds that focus their investments in companies economically tied to a particular foreign geographic region or country may be more volatile than a more geographically diversified fund.
●Australia Investments Risk – Investments in securities of issuers in Australia countries involve risks that are specific to Australia, including certain legal, regulatory, political and economic risks. The Australian economy is heavily dependent on exports from the certain commodity markets, including energy and mining sectors, and is vulnerable to price changes in commodity markets. In addition, Australia is dependent on the economies of their key trading partners, including the United States, China, Japan, South Korea, New Zealand, among others. Disruptions in any of these economies may cause an adverse impact on the Australian economy.
●Canadian Investments Risk — Investments in securities of issuers in Canada include risks such as, but are not limited to, regulatory, political, currency, security and economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the U.S. and China. Any changes in the volume of this trading, in taxes or tariffs, or in political relationships between nations may adversely affect the Canadian economy and, as a result, the Fund’s investments. Political developments including the renegotiation of NAFTA in the form of the USMCA, which replaced NAFTA on July 1, 2020, could have an adverse impact on the Canadian economy. Canada is also a large supplier of natural resources such as oil, natural gas, timber, and agricultural products. As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.
●Chinese Investments Risk — Investments in securities of issuers in China (including variable interest entities (“VIEs”) associated with an underlying Chinese operating company) include risks such as, but are not limited to, less developed or less efficient trading markets; heightened risk of inefficiency, volatility and pricing anomalies of portfolio holdings resulting from government control of markets; currency fluctuations or blockage; nationalization of assets; limits on repatriation; uncertainty surrounding trading suspensions; a lack of publicly available information (as compared to many other countries); and natural disasters particularly likely to occur in China. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its economy is experiencing a relative slowdown. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. Reductions in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the values of Chinese companies. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Currently, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets; as a result, material information about Chinese securities issuers may not be known or publicly available, and where it is available, it may not be reliable. Investors who are harmed as a result of the lack of quality information about Chinese issuers will generally not have recourse against such issuers due to the lack of remedies available in China, the difficulty of pursuing any remedies available, and the difficulty or inability to enforce judgments obtained through courts in other countries, such as the United States. The U.S. government has imposed restrictions on U.S. investors’ ability to invest in certain Chinese issuers and has begun the process to delist Chinese issuers that have listed their securities on U.S. securities exchanges but not complied with certain U.S. accounting requirements.
Investments in issuers in China may include investments through legal structures known as VIEs. In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as a Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In these arrangements, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock

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Exchange. Foreign investors hold stock in the shell company (i.e., the U.S.-listed company) rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership.
Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance (and, in turn, a Fund’s performance) and the enforceability of the VIE’s contractual arrangements with the Chinese company.
VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. A breach of a contractual arrangement between a U.S.-listed company and a China-based VIE would likely be subject to Chinese law and jurisdiction and, as such, could result in a lack of recourse in the event the U.S.-listed company receives an adverse ruling. There may also be conflicts of interest between the legal owners of the VIE and investors of the U.S.-listed companies.
It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of a Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.
In recent years, certain governmental bodies (including the U.S. Government) have considered and, in some cases, imposed sanctions, trade and investment restrictions and notification requirements on the People’s Republic of China (“PRC”) (as well as Hong Kong and Macau), and it is possible that additional restrictions may be imposed or retaliatory action may be taken in the future. Complying with such restrictions may prevent a Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments, require notification of such investments to government authorities, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact a Fund’s ability to achieve its investment objective, prevent a Fund from receiving payments otherwise due it, require a Fund to obtain information about underlying investors, increase diligence and other similar costs to a Fund, render valuation of China-related investments challenging, or require a Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect a Fund’s performance with respect to such investments, and thus a Fund’s performance as a whole.
Given the complex and evolving relationship between the PRC and certain other countries, it is difficult to predict the impact of such restrictions on market conditions. Foreign (non-U.S.) relations, such as the PRC-U.S. relationship regarding trade, currency exchange, intellectual property protection, among other things, could also have implications with respect to capital flow and business operations. For example, U.S. social, political, regulatory and economic conditions prompting changes in laws and policies governing foreign (non-U.S.) trade, manufacturing, developments and investments in the PRC could limit a Fund/Portfolio’s ability to access certain opportunities in PRC or restrict transaction with certain PRC issuers and, as a result, could adversely affect the performance of a Fund/Portfolio’s investments.
●European Investments Risk — Many countries are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries (including the United Kingdom) have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, institution of tariffs or other trade barriers, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that a Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other

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European countries, these events may negatively impact the performance of the Fund.
On February 24, 2022, Russia commenced a military attack on Ukraine. The military incursion has led to, and may lead to additional sanctions being levied by the United States, European Union, United Kingdom and other countries against Russia. Russia’s military incursion and the resulting sanctions and other rapidly evolving measures in response could adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments. The severity, extent and duration of the military conflict, sanctions and resulting market disruptions are impossible to predict, but could have a material adverse effect on the European region and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on a Fund’s performance and the value of an investment in a Fund.
●German Investments Risk — Investments in securities of issuers in Germany include risks such as, but not limited to, legal, regulatory, political, currency, security, and economic risks specific to Germany. Recently, new concerns have emerged in relation to the economic health of the European Union (the “EU”), which have led to downward pressure on the earnings of certain financial institutions, including German financial services companies. Germany has an industrial and export dependent economy and therefore relies heavily on trade with key trading partners, including the Netherlands, China, the U.S., the United Kingdom, France, Italy and other European countries. Germany is dependent on the economies of these other countries, and a decline in the price or demand for German exports may have an adverse impact on its economy.
●Indian Investments Risk — Investments in securities of issuers in India include risks such as, but not limited to, greater government control over the economy, including the risk that the Indian government may decide not to continue to support economic reform programs, political and legal uncertainty, competition from low-cost issuers of other emerging economies, institution of tariffs or other trade barriers, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. India is also located in a part of the world that has historically been prone to natural disasters, such as earthquakes and tsunamis. Any such natural disaster could cause a significant impact on the Indian economy. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, and the Indian government has confronted separatist movements in several Indian states. India has experienced acts of terrorism that has targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indian economy.
●Japanese Investments Risk — Investments in Japan are subject to risks including, but not limited to (i) political, economic, or social instability in Japan; (ii) risks associated with Japan’s large government deficit; (iii) natural disasters particularly likely to occur in Japan; (iv) risks associated with an increasingly aging and declining population that is likely to strain Japan’s social welfare and pension systems; and (v) relatively high unemployment. Since the year 2000, Japan’s economic growth rate has remained relatively low. As an island nation, Japan has limited natural resources and land area, and the Japanese economy is heavily dependent on international trade and reliant on imports for its commodity needs. Fluctuations or shortages in the commodity markets may negatively impact the Japanese economy. Slowdowns in the U.S. and/or China and other Southeast Asian countries, including economic, political or social instability in such countries, could have a negative impact on Japan. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy.
● Swiss Investments Risk — Investments in securities of issuers in Switzerland may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Switzerland. International trade is a large component of the Swiss economy and Switzerland depends upon exports to generate economic growth. The Swiss economy relies on certain key trading partners in order to sustain continued economic growth. Switzerland’s economic growth generally mirrors slowdowns and growth spurts experienced in other countries, including the U.S. and certain Western European countries.
●South Korea Investments Risk – Investments in securities of issuers in South Korea involve risks that are specific to South Korea, including certain legal, regulatory, political and economic risks. The South Korean economy is highly dependent on trade and economic conditions in other countries can impact this economy. In addition, economic and political developments of South Korea’s neighbors or potential hostilities with North Korea may have an adverse effect on the South Korean economy.
●United Kingdom Investments Risk — The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by the institution of tariffs or other trade barriers as well as changes to the economic condition of the United States and other European countries. The British economy relies heavily on the export

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of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy. Continued governmental involvement or control in certain sectors may stifle competition in certain sectors or cause adverse effects on economic growth. On January 31, 2020, the United Kingdom left the European Union (referred to as “Brexit”) and on this date the United Kingdom entered a transition period that ended on December 31, 2020. During this time, the United Kingdom negotiated its future relationship with the European Union. Following the transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect January 1, 2021. The Trade and Cooperation Agreement does not provide the United Kingdom with the same level of rights or access to all goods and services in the European Union as the United Kingdom previously maintained as a member of the European Union and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services which is yet to be agreed. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations, as the United Kingdom determines which European Union laws to replace or replicate.
The United Kingdom is experiencing rapid increases in inflation and the cost of living, termed by many as a “cost of living crisis” (the cost of living in the United Kingdom having risen at its fastest rate in 30 years) which could lead to further economic stress as consumers reduce their household expenditure leading to a negative impact on businesses (in particular those in the retail and service sectors). The United Kingdom is in a rising interest rate environment (in part to curb inflationary rises) and such rises in interest rates are likely to be passed on to consumers leading to an increase in their cost of debt as well as further discouraging expenditure.
●Money Market Instruments Risk — Money market instruments may be adversely affected by market and economic events. Adverse economic, political or other developments affecting issuers of money market instruments or defaults by transaction counterparties may also have a negative impact on the performance and liquidity of such instruments. Each of these could have a negative impact on the performance of a Fund. Money market instruments may include money market funds. To the extent a Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s fees and expenses.
●Inflation Risk — Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of pay ments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Inflation rates may change frequently and drastically as a result of various factors and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in a Fund. Inflation has recently increased and it cannot be predicted whether it may decline.
●Market Price Variance Risk — Individual shares of a Fund can be bought and sold in the secondary market at market prices rather than at NAV. There is no guarantee that an active secondary market will develop for shares of a Fund, which may also cause NAV and market price to vary significantly. The market price of a Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of a Fund’s holdings. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by a Fund at a particular time. In addition, there may be times when the market price and the NAV of a Fund’s shares vary significantly, such as during periods of market volatility or other market developments and disruptions. Investors purchasing and selling shares in the secondary market may trade shares at a premium or a discount to the Fund’s NAV and may receive less than the value of a Fund’s holdings when they sell those shares.
A Fund may have a limited number of financial institutions that may act as Authorized Participants or market markers. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is willing or able to create and redeem Fund shares, shares may trade at a discount to NAV (and may even face trading halts or delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade at prices correlated to the price of a Fund’s portfolio holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, among other factors, may result in market prices that differ significantly from NAV. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with a Fund. The market price of shares, like the price of any exchange-traded security, includes a

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“bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of a Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that a shareholder most wants to sell their shares. A Fund’s investment results are measured based upon the daily NAV of the Fund. For ProShares High Yield-Interest Rate Hedged and ProShares Investment Grade — Interest Rate Hedged, because of the nature of the relevant fixed income and credit markets, shares may typically trade at a larger premium or discount to the value of a Fund’s holdings should than shares of many other ETFs.
●Risks Relating to Investing in Business Development Companies (BDCs) — BDCs are special investment vehicles designed to facilitate capital formation for small and middle-market companies. BDCs are closed-end investment companies subject to the 1940 Act; however, BDCs are exempt from many of the regulatory constraints imposed by the 1940 Act. A BDC is a domestic company that (1) operates for the purpose of making investments in certain securities and, with limited exceptions, makes available “significant managerial assistance” with respect to the issuers of such securities, and (2) has elected business development company status. As a general matter, a BDC must maintain at least 70% of its investments in certain types of eligible portfolio companies that do not have securities listed on a national securities exchange or that have less than $250 million in aggregate market value. The Fund is subject to risks faced by BDCs, including: increasing competition for limited BDC investment opportunities; potential uncertainty as to the value of a BDC’s private investments; risks associated with leverage; and reliance on a BDC’s managerial acumen. In addition, significant portion of the Index is composed of BDCs or other investment companies. The Fund may not acquire greater than three percent (3%) of the total outstanding shares of such companies. As a result, the Fund’s ability to purchase certain of the securities in the Index in the proportions represented in the Index could be inhibited. In these circumstances, the Fund may be required to use sampling techniques, which could increase “Correlation Risk”, as described above.
●Restricted Securities Risk — Privately issued securities are restricted securities that are not publicly traded, and may be less liquid than those that are publicly traded. At times, such securities cannot be readily bought or sold and the Fund might be unable to acquire or dispose of such securities promptly or at reasonable prices, which may result in a loss to the Fund. A restricted security that was liquid at the time of purchase may subsequently become illiquid. An Authorized Participant that is not a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities
Act of 1933, as amended (the “Securities Act”) will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt a Fund’s creation and redemption process, potentially affect the price at which a Fund’s shares trade in the secondary market, and/or result in a Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares are halted, investors may be temporarily unable to trade shares of the Fund.
●Short Sale Exposure Risk — A Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities or financial instruments or credits underlying the short position, which may lower a Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse or inverse leveraged exposure through financial instruments, or requiring the Fund to seek inverse or inverse leveraged exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities or financial instruments or credits underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its investment objective (e.g., due to a lack of available securities or financial instruments or counterparties). During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse and/or inverse leveraged exposure may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying a Fund’s short positions will negatively impact the Fund.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any

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year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce a Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●U.S. Treasury Markets — U.S. Treasury markets can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to increased volatility and reduced liquidity in the fixed-income markets. Further, fixed income securities in the Index may underperform other fixed income investments. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Any credit event may also adversely affect the financial markets.
Unlike conventional bonds, the principal or interest of inflation-linked securities, such as TIPS, is adjusted periodically to a specified rate of inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Other Risks
In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund, such as market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The SAI contains additional information about each Fund, its investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.
●Cybersecurity Risk — With the increased use of technologies such as the Internet and the dependence on computer sys tems to perform necessary business functions, each Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, for example, stealing or corrupting data maintained digitally and denial of service attacks on websites. Cybersecurity failures or breaches of a Fund’s third party service providers (including, but not limited to, index providers, the custodian, administrator and transfer agent) or the issuers of securities and/or financial instruments in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While a Fund or its service providers may have established business continuity plans and systems designed to guard against such cyber attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cybersecurity risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such securities to lose value. In addition, cyber attacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. ProShare Advisors and the Trust do not control the cybersecurity plans and systems put in place by third party service providers, and such third party service providers may have no or limited indemnification obligations to ProShare Advisors or a Fund.
●Risk of Global Economic Shock — Economic, financial, public health, labor and other global market developments and disruptions, including public health emergencies (such as the spread of infectious diseases, pandemics and epidemics, natural or environmental disasters, war, terrorism,

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social unrest, recessions, inflation, rapid interest rate changes, supply chain disruptions, governmental or quasi-governmental actions (including sanctions and other similar measures) and other circumstances in one country or region have been and may continue to be highly disruptive to economies and markets. Health crises could exacerbate political, social, and economic risks, and result in breakdowns, delays, shutdowns, social isolation, civil unrest, periods of high unemployment, shortages in and disruptions to the medical care and consumer goods and services industries, and other disruptions to important global, local and regional supply chains, with potential corresponding results on the performance of a Fund and its investments.
Additionally, wars, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues, the institution of tariffs or other trade barriers, or other events could have a significant negative impact on global financial markets and economies. Russia’s military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. The ongoing hostilities between the two countries could result in additional widespread conflict and could have a severe adverse effect on the region and certain markets. Sanctions on Russian exports could have a significant adverse impact on the Russian economy and related markets and could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. Furthermore, the possibility of a prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on a Fund performance and the value of an investment in a Fund.
●Risks of Government Regulation —The Financial Industry Regulatory Authority (“FINRA”) issued a notice on March 8, 2022 seeking comment on measures that could prevent or restrict investors from buying a broad range of public securities designated as “complex products” — which could include the leveraged and inverse funds offered by ProShare Advisors. The ultimate impact, if any, of these measures remains unclear. However, if regulations are adopted, they could, among other things, prevent or restrict investors’ ability to buy the funds.
●Natural Disaster/Epidemic Risk — Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of each Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, each Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, each Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of each Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of each Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have a significant impact on each Fund’s performance, resulting in losses to your investment.
●Operational Risk — A Fund, its service providers, Authorized Participants, and the relevant listing exchange are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed or inadequate controls, and fraud. These errors may adversely affect a Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. While a Fund seeks to minimize such events through controls and oversight, there may still be failures and a Fund may be unable to recover any damages associated

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with such failures. These failures may have a material adverse effect on a Fund’s returns.
●Portfolio Turnover Risk — A Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of a Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of a Fund.
●Cash Purchases and Redemption Risk — To the extent the Fund effects creations and redemptions in cash rather than in-kind, the Fund may incur certain costs, including transaction costs. The Fund may impose a transaction fee on Authorized Participants in connection with cash purchases and redemptions, however, the transaction fee may not be sufficient to fully offset the related costs. Additionally, cash purchases and redemptions may cause the Fund to recognize taxable gains or losses at disadvantageous times.
●Securities Lending Risk — A Fund may engage in securities lending. Securities lending involves the risk, as with other extensions of credit, that a Fund may lose money because (a) the borrower of the loaned securities fails to return the securities in a timely manner or at all or (b) it loses its rights in the collateral should the borrower fail financially. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. In determining whether to lend securities, ProShare Advisors or the Fund’s securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.
●Trading Risks — The shares of each Fund are listed for trading on the listing exchange identified on the cover of this Prospectus, may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, and may trade on an electronic communications network. Nevertheless, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares of a Fund on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares of a Fund on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares of a Fund will trade with any volume, or at all, on any stock exchange or other venue.
●Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations are not reliable, or a trading halt closes an exchange or market early), ProShare
Advisors may, pursuant to procedures approved by the Board of Trustees of a Fund, choose to determine a fair value price as the basis for determining the value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio investment for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio investment is sold at a discount to its established value.
Additional Securities, Instruments and Strategies
This section describes additional securities, instruments and strategies that may be utilized by a Fund that are not principal investment strategies of a Fund unless otherwise noted in the Fund’s description of principal strategies in the Fund’s Summary Prospectus. Additional Information about the types of investments that a Fund may make is set forth in the SAI.
In certain circumstances, a Fund may gain exposure to only a representative sample of the securities in the index, which exposure is intended to have aggregate characteristics similar to the index. In addition, a Fund may overweight or underweight certain components contained in its underlying index, or invest in investments not contained in the index but that are designed to provide the requisite exposure to the index.
●Debt Securities are fixed income securities, which may include foreign sovereign, sub-sovereign and supranational bonds, as well as any other obligations of any rating or maturity such as foreign and domestic investment grade corporate debt securities and lower-rated corporate debt securities.
○Corporate Debt Securities are debt instruments issued by a corporation that represent the obligation of the corporation to repay a loan face amount with interest within a set period of time. These securities may be of any credit quality and may include junk bonds and securities that are not rated by any rating agency.
○Foreign-Currency Denominated Bonds are debt securities that are issued in non-US currencies.
○Other Foreign Debt Securities may include the debt of sovereigns and/or sub-sovereigns of other foreign countries, or the debt of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.
○U.S. Government Securities are issued by the U.S. government or one of its agencies or instrumentalities. Some, but not all, U.S. government securities are backed by the full

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faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.
●Depositary Receipts include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).
○ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.
○GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.
●Derivatives are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including ETFs), interest rates or indexes. A Fund may invest in derivatives as a substitute for directly investing in or shorting stocks, debt or other assets in order to gain exposure or inverse exposure to an index. These derivatives may include:
○Swap Agreements — Contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.

In addition, certain Funds may use a combination of swaps on an underlying index and swaps on an ETF (an “Underlying ETF”) that is designed to track the performance of that index or similar index. The performance of an Underlying ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent one of these Funds invests in swaps that use an Underlying ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund only used swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between such Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with its investment objective. This, in turn, may prevent a Fund from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives may also have the effect of lowering a Fund’s return.
○Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for a cash settlement. The contractual obligations of a buyer or seller holding a futures contract to expiration may generally be satisfied by taking or making physical delivery of the underlying reference asset or settling in cash as designated in the contract specifications. Alternatively, futures contracts may be closed out prior to expiration by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. Once this date is reached, the futures contract “expires.” As the futures contracts held by a Fund near expiration, they are generally closed out and replaced by contracts with a later expiration. This process is referred to as “rolling.” A Fund would not intend to take physical delivery of any reference assets underlying a futures contract, but instead “roll” any positions.

When the market for these contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” Alternatively, when the market for these contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices of shorter expiration futures contracts is referred to as

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“backwardation.”

There have been extended periods in which contango or backwardation has existed in the futures contract markets for various types of futures contracts, and such periods can be expected to occur in the future. The presence of contango in certain commodity futures contracts at the time of rolling would be expected to adversely affect long positions held by a Fund and positively affect short positions held by a Fund. Similarly, the presence of backwardation in certain commodity futures contracts at the time of rolling such contracts would be expected to adversely affect short positions held by a Fund and positively affect long positions held by a Fund.
○Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.
Obtaining investment exposure through derivatives may be considered aggressive. When derivatives are used, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities of an index) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative. These include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the price of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired.
●Other Investment Companies — A Fund may invest in the securities of other investment companies, including exchange-traded funds (ETFs), to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended (“1940 Act”). If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, includ ing advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
○Exchange-Traded Funds (ETFs) — A Fund may invest in shares of other ETFs, which are registered investment companies that are traded on stock exchanges and hold assets such as stocks or bonds.
○Affiliated Funds — A Fund investing in an affiliated fund or ETF subjects ProShare Advisors to potential conflicts of interest; for example, because certain funds pay higher fees to ProShare Advisors than other funds, ProShare Advisors could be incentivized to allocate the Fund’s assets to a fund that pays higher fees. Additionally, if an affiliated fund or ETF holds interests in another affiliated fund or ETF, the Fund may be prohibited from purchasing shares of that affiliated Fund or ETF, which may increase correlation risk.
●Money Market Instruments are short-term debt instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles. Money market instruments may include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.
○U.S. Treasury Bills are U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements are contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
●Securities Lending — A Fund may lend securities to brokers, dealers and financial organizations under guidelines adopted by the Board. A Fund may loan up to one-third of the value of the Fund’s total assets (including the value of any collateral received). Each loan may be secured by collateral in the form of cash, Money Market Instruments or U.S. Government securities.
ProShares K-1 Free Crude Oil
●Reverse Repurchase Agreements – The Fund may borrow for investment purposes using reverse repurchase agreements. Reverse repurchase agreements are financing arrangements that involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements do not mitigate the Fund’s risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. The Fund may enter into both exchange traded and over-the-counter reverse repurchase agreements. The cost of borrowing may reduce the Fund’s return.

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Borrowing may cause a Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.
Precautionary Notes
A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding shares of each Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from a Fund may be issued on an ongoing basis, a “distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies — For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of a Fund’s shares by other investment compa nies is subject to the restrictions of Section 12(d)(1) thereof. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust. Rule 12d1-4 under the 1940 Act permits investments in acquired funds in excess of the limits of Section 12(d)(1) subject to certain conditions. Among these conditions, prior to a fund acquiring securities of another fund exceeding the limits of Section 12(d)(1), the acquiring fund must enter into a “Fund of Funds Investment Agreement” with the acquired fund setting forth the material terms of the arrangement.
A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can, in its discretion, postpone payment of redemption proceeds for any period during which: (1) the applicable Exchange is closed other than customary weekend and holiday closings; (2) trading on the applicable Exchange is restricted; (3) any emergency circumstances exist, as determined by the SEC; (4) the SEC by order permits for the protection of shareholders of a Fund; and (5) for up to 14 calendar days for any Fund holding non-U.S. investments during a period of an international local holiday, as further described in the SAI.
A Precautionary Note Regarding Regulation of Derivatives — Current global regulation of and future changes with respect to derivatives may alter, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.
The derivatives markets are subject to comprehensive statutes and regulations, including margin requirements. In addition, certain regulators including the CFTC and the exchanges on which certain derivatives trade are authorized to take extraordinary actions in the event of a market emergency, including, for example, in respect of the futures markets, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of derivative transactions (including swaps and futures transactions) is an evolving area of law and is subject to modification by government and judicial action. The full impact of derivatives regulations on a Fund is difficult to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) made broad changes to the OTC derivatives market and granted significant authority to regulators, including the SEC and CFTC to regulate OTC derivatives and market participants. The European Union, the United Kingdom, and some other countries have implemented and continue to implement similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in those jurisdictions or otherwise subject to applicable derivatives regulations. Global derivatives regulations include clearing, trade execution, margin and reporting requirements.

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In addition, Rule 18f-4 under the 1940 Act provides for the regulation of registered investment companies’ use of derivatives and certain related instruments. The rule, among other things, limits derivatives exposure through one of two value-at-risk tests (with an exception for funds that seek daily investment results, before fees and expenses, that correspond to three times (3x) or three times the inverse (-3x) of the daily performance of an index as discussed above). Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule.
Regulations can, among other things, adversely affect the value of the investments held by a Fund, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to that Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. It is also unclear how regulatory changes will affect counterparty risk. In particular, position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and requirements, including capital and mandatory clearing for certain swaps, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. Because these requirements are evolving, their ultimate impact remains unclear.
Additional Information on Underlying Indexes
The Funds operate pursuant to licensing agreements for the use of the indexes. Market capitalizations for such indexes that appear in the Summary Prospectuses have been compiled by ProShare Advisors using third party sources. The brief description of the index provided in the Summary Prospectus for certain Funds is supplemented below:
ProShares DJ Brookfield Global Infrastructure ETF:
The Dow Jones Brookfield Global Infrastructure Composite Index, constructed and maintained by S&P Dow Jones Indices LLC, consists of companies domiciled globally that qualify as “pure-play” infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows. The Index includes Master Limited Partnerships (“MLPs”) in addition to other equity securities.
To be included in the Index, companies must meet the following requirements:
●Minimum float-adjusted market capitalization of US$ 500 million.
●Minimum three-month average daily trading volume of US$ 1 million.
○Listed in a developed market country. Companies domiciled in emerging market countries and listed on a developed market exchange are eligible.
●More than 70% of cash flows derived from the following infrastructure assets:
○Airports: Development, ownership, lease, concession, or management of an airport and related facilities.
○Toll Roads: Development, ownership, lease, concession, or management of a toll road and related facilities.
○Ports: Development, ownership, lease, concession, or management of a seaport and related facilities.
○Communications: Development, lease, concession, or management of broadcast/mobile towers, satellites, fiber optic/copper cable.
Excludes telecom services.
○Electricity Transmission & Distribution: Development, ownership, lease, concession, or management of electricity transmission and distribution assets.
Excludes generation, exploration, and production of energy products.
○Oil & Gas Storage & Transportation: Development, ownership, lease, concession, or management of oil and gas (and other bulk liquid products) fixed transportation or storage assets and related midstream energy services.
○Water: Development, lease, concession or management of water-related infrastructure, including water distribution, waste-water management, and purification/desalination.
○Diversified: Multiples sources of above or investment fund with a primary focus towards infrastructure investments.
Index weights are based on a modified free-float adjusted market capitalization methodology. Individual stock weights are capped at 10%, country weights are capped at 50%, industry weights are capped at 50% and MLPs are capped at 25% of the Index.
The Index is reconstituted and rebalanced quarterly in March, June, September and December. The Index is published under the Bloomberg ticker symbol “DJBGICUT.”
As of June 30, 2025, securities listed in the following countries (regardless of domicile) are eligible for inclusion in the Index: Australia, Belgium, Brazil, Canada, China, France, Germany, Hong Kong, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Singapore, Spain, Switzerland, the United Kingdom and the United States.
ProShares Global Listed Private Equity ETF:
The LPX Direct Listed Private Equity Index, published by LPX AG (“LPX”), consists of up to 30 qualifying listed private equity companies taken from a database of all listed private equity companies listed worldwide, to the extent known to LPX. To be eligible for inclusion in the database, the predominant business purpose of a company must be private equity. This means that the private equity portion of the company’s business must represent more than 50% of the total assets of the company. The “private equity portion” includes direct and

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indirect private equity investments, the value of the company’s private equity fund management business, as well as cash and cash equivalent positions and post-Initial Public Offering listed investments.
A listed private equity company is an eligible candidate for the Index only if the private equity portion of its business, excluding the indirect private equity investments and excluding the valuation of the private equity fund management business, represents more than 80% of the total assets of the company. LPX considers direct private equity investments to be direct investments noted on the balance sheet of the listed private equity company in the equity, mezzanine or debt facility of an underlying private company or investments in limited partnerships managed by the management portion of the listed private equity company. Candidates for the Index will have a majority of its assets invested in or exposed to private companies or have a stated intention to have a majority of its assets invested in or exposed to private companies. At times, the Index (and, accordingly, the Fund) may include private equity companies whose assets may consist largely of cash or cash equivalents. This may occur, for example, when a private equity company divests itself of its investments in a portfolio company or companies (e.g., after a portfolio company’s IPO, merger, or recapitalization) in exchange for cash or cash equivalents, and may continue until the private equity company identifies a new portfolio company investment or investments to make.
The Index components are then further screened based on an annual liquidity analysis based on: (a) bid/ask spreads; (b) average market capitalization; (c) average trading volume relative to market capitalization; and (d) trade continuity (or the length of time between executed trades in the stock). Index weights are based on a capped float-adjusted, modified market capitalization methodology. A “capped” index is one that limits the weight of any single security within the index, in this case designed to generally ensure compliance with the diversification requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (e.g., no greater than 25% of the Index is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer). A “float adjusted” index adjusts an issuer’s weight in the index based on the number of shares available for purchase on an open market that are outstanding multiplied by the issuer’s share price. A “modified market capitalization methodology” indicates that the index is not using the standard market capitalization weightings that adjusts an issuer’s weight in an index based on the number of shares outstanding multiplied by the issuer’s share price.
The Index is reconstituted and rebalanced quarterly (in January, April, July and October).
ProShares Hedge Replication ETF:
ProShares Hedge Replication ETF has entered into a licensing agreement for the use of the Merrill Lynch Factor Model — Exchange Series (the “Benchmark”). ProShares Hedge Repli
cation ETF seeks investment results, before fees and expenses, that track the performance of the Benchmark, which is a model established by Merrill Lynch International. The Benchmark seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index (the “HFRI”). The HFRI is designed to reflect hedge fund industry performance through construction of an equally weighted composite of over 2000 constituent funds. In seeking to maintain a high correlation with the HFRI, the Benchmark utilizes a systematic regression model to establish, each month, weighted long or short (or, in certain cases, long or flat) positions in six underlying factors (“Factors”). The Benchmark does not in any way represent a managed hedge fund or group of hedge funds, and there is no guarantee that it will achieve returns correlated with any hedge fund, group of hedge funds, or the HFRI.
The Factors that comprise the Benchmark are the: (1) S&P 500® Total Return Index; (2) the MSCI EAFE US Dollar Net Total Return Index; (3) the MSCI Emerging Markets US Dollar Net Total Return Index (“MSCI Emerging Markets”); (4) the Russell 2000 Total Return Index (“Russell 2000”); (5) three-month U.S. Treasury Bills; and (6) the ProShares UltraShort Euro ETF. Each of the Factors is weighted monthly from +100% to -100% (with the exception of the MSCI Emerging Markets, which is weighted between +100% and 0%, three-month U.S. Treasury Bills, which may be weighted between +200% and 0%, and the Russell 2000, which is weighted between +100% and -30%). For each monthly rebalancing, the systematic regression analysis seeks to determine which direction (i.e., long or short/flat) and weighting for each of the Factors over the previous 24 month period (ending on the month for which the most recent closing level of the HFRI is available) would have produced the highest correlation with the HFRI. The Factors are then weighted according to the results of the analysis. In no case will the sum of the factor weights (excluding three month U.S. Treasury Bills) be greater than +100% or less than -100%.
The Benchmark is published under the Bloomberg ticker symbol “MLEIFCTX.”
ProShares High Yield — Interest Rated Hedged:
The FTSE High Yield (Treasury Rate-Hedged) Index, published by the London Stock Exchange, is comprised of (a) USD-denominated high yield corporate bonds (high yield bonds) and (b) short exposure to U.S. Treasury notes or bonds (Treasury Securities) of, in the aggregate, approximate equivalent duration to the high yield bonds. In entering these positions, the Index seeks to achieve an overall effective duration of zero.
By taking the short positions, the Index seeks to mitigate the potential negative impact of rising Treasury interest rates (“interest rates”) on the performance of high yield bonds (conversely, limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of high yield bonds, such

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as credit risk, which may have a greater impact than rising or falling interest rates. Such other factors often impact high yield bond prices in an opposite way than interest rates, making it difficult to directly observe the impact of changes in interest rates on high yield bonds.
Relative to a long-only investment in the same high yield bonds, the Index should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. Performance of the Index could be particularly poor in risk-averse, flight-to-quality environments when it is common for high yield bonds to decline in value and for interest rates to fall. In addition, the performance of the Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the high yield bond positions. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates. The Index may be more volatile than a long-only position in the same high yield bonds.
The long high yield bond positions included in the Index are designed to represent the more liquid universe of high yield bonds offered within the United States. Currently, the bonds eligible for inclusion in the Index include high yield bonds that are issued by companies domiciled in the U.S. and Canada, and that: are fixed rate (including callable bonds); have a maximum rating of Ba1/BB+ by both Moody’s Investors Service, Inc. and Standard and Poor’s Financial Services, LLC; and have a minimum of $1 billion of face amount outstanding and must have been issued within the past five years. All eligible issues must have at least one year until maturity. Pay-in-kind (which allow the issuer the option of paying bondholders interest in additional securities or cash) bonds are excluded. No more than two issues from each issuer are allowed. In the event that an issuer has more than two issues that would be eligible for inclusion, the largest two issues by face value will be included. If there are multiple issues with the same face value outstanding, the most recently issued issues will be included. The Index is market value weighted with a two percent (2%) issuer cap. Index reconstitutions occur monthly — any bonds not meeting the stated criteria are deleted, any additional bonds meeting the criteria are added.
The short portion of the Index is composed of the two-, five- and ten-year Treasury notes that represent the current cheapest to deliver bond underlying the relevant two-, five- and ten-year futures contract; the allocation to the short positions is determined monthly and is designed to create a position that has an equal sensitivity to duration as the long high yield bond position.
ProShares Investment Grade — Interest Rated Hedged:
The FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index, published by the London Stock Exchange, is comprised of (a) long positions in USD-denominated invest ment grade corporate bonds issued by both U.S. and foreign domiciled companies; and (b) short exposure to U.S. Treasury notes or bonds (Treasury Securities) of, in the aggregate, approximate equivalent duration to the investment grade bonds. In entering these positions, the Index seeks to achieve an overall effective duration of zero.
By taking short Treasury Security positions (of an aggregate dollar value not exceeding the aggregate dollar value of the Fund’s assets), the Index seeks to mitigate the potential negative impact of rising Treasury interest rates (interest rates) on the performance of investment grade bonds (conversely, limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of investment grade bonds, such as credit risk, which may have a greater impact than rising or falling interest rates. Such other factors may impact investment grade bond prices in an opposite way than interest rates, making it difficult to directly observe the impact of changes in interest rates on investment grade bonds.
Relative to a long-only investment in the same investment grade bonds, the Index should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. Performance of the Index could be particularly poor if investment grade credit deteriorates at the same time that interest rates fall. In addition, the performance of the Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the investment grade bond positions. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates in which the short positions might be expected to mitigate the effect of such rises. The Index may be more volatile than a long-only position in the same investment grade bonds. The long investment grade bond positions included in the Index are designed to represent the more liquid universe of investment grade bonds offered within the United States. Currently, the bonds eligible for inclusion in the Index include investment grade bonds that are issued by U.S. and foreign domiciled companies that: are fixed rate; have a minimum rating of Baa3/BBB- by either Moody’s Investors Service, Inc. or Standard and Poor’s Financial Services, LLC; and are subject to minimum issue outstanding; and minimum time to maturity. Eligible bonds will also be screened for liquidity based on a minimum face amount outstanding of $1 billion. The Index is market value weighted and caps the weight of any particular issuer at 3% of the Index. Index reconstitutions occur monthly — any bonds not meeting the stated criteria are deleted, any additional bonds meeting the criteria are added.
The short portion of the index is composed of a series of Treasury Securities that represent the current and least expensive to deliver bond underlying the relevant Treasury futures contract; the allocation to the short positions is determined

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monthly and is designed to create a position that has an equal sensitivity to duration as the long investment grade bond position.
ProShares Large Cap Core Plus:
The UBS 130/30 Index is designed to replicate an investment strategy that establishes either long or short positions in the stocks of 500 leading large-cap U.S. companies (the “Universe”) by applying a rules-based ranking and weighting methodology detailed below. The design intends to provide an indexed representation of a quantitatively constructed 130/30 U.S. large cap equity strategy. This results in the index having total long exposure of 130% and total short exposure of 30% at each monthly reconstitution date. The index will have risk characteristics similar to the Universe and will generally rise and fall with the Universe, with the goal, but not guarantee, of incremental risk-adjusted outperformance as compared to the Universe.
Reconstitution of the index occurs on the third Friday of each month and begins by identifying the universe of stocks for potential selection into the index. Using a quantitative analysis, an expected alpha score (or rank) is assigned to each stock in the Universe. Expected alpha is a forecast of a stock’s risk-adjusted return. The expected alpha score is derived using 50 factors that capture key company information, including fundamental data from financial statements, consensus earnings forecasts, market pricing and volume data. These 50 factors are grouped into ten equal-weighted factor composites in the following categories: 1) Traditional Value; 2) Relative Value; 3) Historical Growth; 4) Expected Growth; 5) Profit Trends; 6) Accelerating Sales; 7) Earnings Momentum; 8) Price Momentum; 9) Price Reversal; and 10) Small Size. Each stock in the Universe is scored on each of the 10 composite factors, and these scores are then combined to generate a single, overall expected alpha score.
Once an expected alpha score is derived for each stock in the Universe, an optimized long/short index portfolio is generated based on these scores, with its long and short positions set at 130% and 30%, respectively. The primary goal of the optimization process is to maximize the index portfolio’s potential estimated return while maintaining risk characteristics similar to the Universe. Between reconstitutions, risk characteristics of the index will diverge from those of the Universe.
Each stock in the index portfolio may be over- or under-weighted by a maximum of 0.40%, based on its expected alpha score. This means that a stock with a high score may have a portfolio weight that is as much as 0.40% above its float-adjusted market capitalization weighting. A stock with a low score may have a portfolio weight that is as much as 0.40% below its market capitalization weighting. In cases where a stock’s market capitalization weighting is under 0.40% and the company is assigned a low alpha score, it may carry a negative weighting and be held as a short position. The optimization process commonly sets the weight for numerous stocks in the Universe to zero, so that the Index portfolio may include fewer than 500 stocks.
At the index’s next monthly reconstitution, new equity scores are calculated, the long/short ratio is reset to 130/30 and new equity weights are computed.
ProShares Merger ETF:
ProShares Merger ETF has entered into a licensing agreement with Standard & Poor’s® for the use of the S&P Merger Arbitrage Index. The Index uses a quantitative methodology to track a dynamic basket of securities trading in global developed markets, including the U.S., generally representing long positions in certain securities of a target company (the “Target”), and in certain cases, short positions in securities of an acquiring company (the “Acquirer”) in order to provide exposure to the merger arbitrage strategy. The Index is comprised of cash-only, stock-only and “combination” mergers, acquisitions or other corporate reorganizations (i.e., those transactions that involve both cash and stock components) (together, such mergers, acquisitions and reorganizations, the “Deals”). For cash-only Deals, only a long position in the Target is taken. For stock-only and combination Deals, long positions are taken in the Target with an accompanying short position in the Acquirer based on the ratio of shares to be exchanged as part of the Deal. The Index does not include all possible Deals or any funds focused on merger and acquisition transactions. Types of Deals eligible for inclusion are mergers, acquisitions, private equity and leveraged buyout transactions, while minority interests and unit divestitures are excluded. Additions to the Index will be screened using several factors, including: (i) domicile of the company (i.e., the Target and Acquirer must be domiciled in: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and/ or the United States); (ii) Deal size (i.e., the total value of stock and/ or cash used to acquire the Target must be $500 million or more; debt is not included); (iii) liquidity of the company (i.e., the Target or the Acquirer must have a three-month average daily trading value of $2 million or more); (iv) Spread (i.e., the spread as of the time of the announcement must generally be two percent (2%) or more of the Target’s stock price); and (v) currency spreads (i.e., for Deals containing net foreign currency exposure, the Index will exclude Deals in which the interest rate differential (the annualized forward discount or premium using the spot rate and one-month forward rate between the U.S. dollar and the other currency) exceeds certain thresholds). Deletions to the Index are based on several factors, including: (i) withdrawal of the Deal (i.e., the Deal is officially withdrawn, unless a Target is a target of two or more potential acquirers and at

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least one offer is still active); (ii) completion of the Deal; (iii) replacement of the Deal (as described below); and (iv) maximum inclusion time (i.e., a Target and Acquirer may be included in the Index for a maximum of one year).
Index additions and deletions are identified after 3:00 p.m. each trading day by S&P Dow Jones Indices LLC per eligibility criteria. Additions are made on the second business day following the announcement of a new Deal. A maximum of 40 Deals may be included, each with an initial three percent (3%) Index weight allocated to a long position in the Target. Short positions in the Acquirer are established in stock or partial stock Deals at the applicable ratio (e.g., if a Deal involves 100% stock, the amount allocated to a short position in the Acquirer would be 3%, or 100% of the initial 3% Index weight; however if a Deal involves 50% cash and 50% stock, the amount allocated to a short position in the Acquirer would be 1.5%, or 50% of the initial 3% Index weight). In no case shall any short position be greater than three percent (3%) when established. If the Index has less than 40 Deals and a new Deal is added, that investment is made from cash reserves. If the Index reaches the maximum number of Deals (40) and a new Deal is eligible for addition, the current worst performing Deal is deleted from the Index and replaced by the new Deal. When a Deletion occurs without an accompanying new Deal, the assets from the deleted Deal will be held in cash reserves. Deletions will occur at the close of U.S. market trading with two days’ notice.
ProShares Metaverse ETF:
The Solactive Metaverse Theme Index (the “Metaverse Index”) consists of companies that provide or use innovative technologies to offer products and services around the Metaverse. “Metaverse” is a term used to refer to internet-based interactions, engagements, and transactions made in immersive, persistent and shared virtual or physical spaces. The Metaverse is enabled by several connected technologies such as virtual and augmented reality, digital environments, artificial intelligence and advanced computing.
At each Metaverse Index reconstitution, the index provider uses an automated scan of company filings and other public information in search of terms and phrases which the index provider believes will identify companies that have or are expected to have significant exposure to the provision of products and/or services that contribute to the Metaverse industry. Each company receives a score that reflects exposure to the Metaverse industry. The index provider then reviews each company and excludes any company that does not have relevant business exposure.
The remaining securities identified in the prior step are then sorted in descending order and ranked based on their assigned score, with the highest score corresponding to a rank of 1. The top 10 companies ranked highest are selected into the Index, followed by current index components with a rank of 11 to 60 being added to the index. Should the index remain below 50 components after performing the prior men tioned steps, the next highest ranked securities are added until the index has a total of 50 components.
On each selection day, the index administrator calculates the weights of the selected securities using a modified equal weight approach. Each company receives a ranking score with the highest-ranking company receiving a score of 50. Then, using a predetermined formula the relevance weight is determined for each of the companies in the index. Additionally, the relevant weight is multiplied by two if the companies share class market capitalization is ranked within the top ten of the 50 companies. Finally, any excess weight is redistributed pro-rate to reach an overall weight of 100%.
ProShares MSCI EAFE Dividend Growers ETF:
The MSCI EAFE Dividend Masters Index (the “EAFE Masters Index”), constructed and maintained by MSCI, targets companies that are currently members of the MSCI EAFE Index (“MSCI EAFE”) and have increased dividend payments each year for at least 10 years. The EAFE Masters Index contains a minimum of 40 stocks (as of its annual reconstitution), which are equally weighted. No single sector is allowed to comprise more than 30% of the EAFE Masters Index weight, and no single country is allowed to comprise more than 50% of the EAFE Masters Index weight. The EAFE Masters Index is rebalanced each February, May, August and November, with an annual reconstitution during the November rebalance.
If the MSCI EAFE does not contain 40 stocks that have increased dividend payments each year for at least 10 years, or if sector and country caps are breached, the EAFE Masters Index may include MSCI EAFE components with fewer years of dividend growth history, beginning with 9 years and adding components with progressively fewer years of dividend growth history until the Index complies with its rules. As the Index adds components from a particular year (for example, nine years of dividend growth), stocks are selected in order of dividend yield, beginning with the highest dividend yield and progressively adding lower yielding stocks, as necessary. If there are insufficient stocks by adding nine year dividend growers, the EAFE Masters Index will then select stocks from the next year (i.e., eight years of dividend growth), beginning with the highest dividend yielding stock. This process is continued until all Index rules are satisfied.
In order to be included in the EAFE Masters Index, companies must first qualify for inclusion in MSCI EAFE. MSCI EAFE includes 85% of free float-adjusted, market capitalization in each industry group in developed market (as defined by MSCI) countries, excluding the U.S. and Canada. MSCI determines whether a country is a “developed market” country based on three criteria: economic development within the country (based on gross national income), size and liquidity (i.e., number of companies meeting certain size and liquidity standards in a given market) and market accessibility criteria (reflecting institutional investors’ experiences in investing in a given market). MSCI EAFE includes companies from Europe, Australasia and the Far East, and as of June 30, 2025, MSCI EAFE

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included companies from: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
The EAFE Masters Index is published under the Bloomberg ticker symbol “M1EADMAR.”
ProShares Nasdaq-100 High Income ETF
The Nasdaq-100 Daily Covered Call Index is designed to replicate the performance of an investment strategy that combines a long position in the Nasdaq-100 Index with a short position in Nasdaq-100 Index daily call options. The long component of the Index consists of the equity securities represented in the Nasdaq-100 Index. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies that meet appropriate trading volumes and other eligibility criteria.
The short component of the Index consists of out-of-the-money Nasdaq-100 Index call options having one day to expiration when sold, except for the third Friday of each month when no new options are traded. The short call option position is reestablished at the end of each day on which options are traded. The options are traded on national securities exchanges.
The options used to effectuate the short component may only be exercised at expiration and are cash-settled. When the option is sold, the seller receives the option premium. At the expiration date, if the price of the Nasdaq-100 Index is above the strike price (“in-the-money”), the option seller must pay the option buyer the difference between the price of the Nasdaq-100 Index and the strike price of the option sold, referred to as the “intrinsic value” of the option. Conversely, if at expiration the price of the Nasdaq-100 Index is at or below the strike price, the option seller is not required to make any payments.
The options have a strike price that is higher than the price of the Nasdaq-100 Index at the time the option is sold. The strike price of the options is determined based on a mathematic formula that takes into consideration the level of the Nasdaq-100 Index and the level of implied volatility. The level of implied volatility is determined by the at-the-money, second-closest to expiration, monthly Nasdaq-100 Index call option. Implied volatility is a measure of the price volatility expected for the underlying asset over the life of an option.
The options included in the Index are valued by the index provider using time-weighted average prices. In general, the value of the Nasdaq-100 Index for purposes of strike selection is based on the average price of the Nasdaq-100 Index measured at 15 second intervals over a 10-minute period begin ning at 2 p.m. EST. Similarly, the value of options included in the Index for purposes of end-of-day valuation is generally based on the average price measured at 1 second intervals over a 30 second period beginning immediately prior to close.
The calculation of the Fund’s distributions is intended to generally reflect the dividends and call premiums earned by the Index as measured by the Daily Income Only Index (the “Income Only Sub-Index”). The Income Only Sub-Index measures the amount of cash received by the Index and consists of the option premiums received along with any dividends received from the long position in the Nasdaq-100 Index.
All limits, weights, and caps for any index described herein are as of the most recent index rebalance or reconstitution date. The index methodology may change at any time and without notice. As a result of changes to the price of index components, corporate actions, and other factors, between such dates the index components may not meet those criteria.
ProShares Online Retail ETF:
The ProShares Online Retail Index (the “Online Index”) is designed to measure the performance of certain Online Retailers.
The universe of securities eligible for inclusion in the Online Index begins with the equity securities of companies that are listed on a U.S. securities exchange. Both U.S. and non-U.S. companies are eligible to be included in the Online Index. A company must have a market capitalization of at least $500 million and a six-month daily average traded value of at least$1 million as of the annual index reconstitution date in June of each year to be included in the Online Index. A company will be included in the Online Index if (i) it is classified as an online retailer, an e-commerce retailer, or an internet and direct marketing retailer according to the standard third-party industry classification systems used by the Online Index and (ii) it meets the other Online Index requirements. Online travel companies are excluded from the Online Index.
The weighting (i.e., percentage) of each company in the Online Index is determined based on such company’s market capitalization, adjusted as described below. Weightings are set as of the annual Online Index reconstitution in June and the date of each monthly rebalance. As of such dates, (i) the weighting of any individual company may not exceed 24% of the value of the Online Index, (ii) the sum of the weightings of all companies individually weighing more than 4.5% of the Online Index may not exceed 50% of the value of the Online Index, and (iii) the total weight of all non-U.S. companies will be capped at 25% of the value of the Online Index. Exposure and weightings will vary in between such dates.
The Online Index may include common stocks and/or depositary receipts, such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).
ProShares Pet Care ETF:
In order to be included in the FactSet Pet Care Index (the “Pet Care Index”), (a) a company’s securities must have a minimum

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float-adjusted market capitalization of $200 million and a 3-month average daily trading value of U.S.$1 million or greater as of the annual index reconstitution in May of each year, and (b) a company’s securities must be listed on a stock exchange (except that China A-Share securities listed in mainland China are not eligible to be included in the Index). A current constituent may remain in the Pet Care Index if it has a float adjusted capitalization of at least $150 million and a three-month average daily trading value of $0.5 million or greater. The cumulative weight of all securities with an individual weight of 5% or greater shall not in aggregate exceed 47.5% of the Pet Care Index. Additionally, if there are less than 21 companies eligible to be included in the Pet Care Index as of the annual reconstitution or a monthly rebalance date, companies that generate at least $500 million in revenue from at least one of the eight RBICS sub-industries and have a float adjusted market capitalization of at least $100 million will be included in Tier 2 of the Pet Care Index.
All limits, weights, and caps described herein are as of the most recent Pet Care Index rebalance or reconstitution date. As a result of changes to the price of Pet Care Index components, corporate actions, and other factors, between such dates the Pet Care Index components may not meet those criteria.
ProShares Russell 2000 Dividend Growers ETF:
The Russell 2000 Dividend Growth Index (the “Russell Index”), constructed and maintained by FTSE International Limited, targets companies that are currently members of the Russell 2000 Index, have increased dividend payments each year for at least 10 consecutive years, and are not in the bottom 20% of Russell 2000 Index liquidity based on 20 day average daily dollar trading volume (collectively, the “Initial Index Requirements”). The Russell Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Russell Index’s weight. The Russell Index includes all companies meeting the Initial Index Requirements, unless, as described below, sector caps are breached. If there are fewer than 40 stocks with at least 10 consecutive years of dividend growth, the Russell Index will include companies with shorter dividend growth histories beginning with nine consecutive years and adding companies with progressively fewer years until the Russell Index complies with its rules. Companies with the same dividend growth history (i.e., the same number of consecutive years of dividend growth) are selected in order of dividend yield, beginning with companies having the highest dividend yield and progressing to those with lower dividend yields, as necessary. If sector caps are breached, then companies in the applicable sector are removed beginning with companies with the lowest yield, and progressively moving to companies with higher yields, as necessary until the Russell Index complies with its rules. If sector caps are breached and there are companies with fewer than 10 consecutive years of dividend growth in the relevant sector(s), those companies would be removed first, beginning with those companies having the lowest yield and progressively moving to those companies with higher yields.
The Russell Index is rebalanced each March, June, September and December with an annual reconstitution during the June rebalance. The Russell Index is published under the Bloomberg ticker symbol “R2DIVGRO.”
ProShares Russell 2000 High Income ETF:
The Index is designed to replicate the performance of an investment strategy that combines a long position in the Russell 2000 Index with a short position in Russell 2000 Index daily call options. The long component of the Index consists of the equity securities represented in the Russell 2000 Index. The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is a market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000 Index. The Russell 3000 Index includes approximately 3,000 of the largest companies in the U.S.
The short component of the Index consists of out-of-the-money Russell 2000 Index call options having one day to expiration when sold, except for the third Friday of each month when no new options are currently traded. The short call option position is reestablished at the end of each day on which options are traded. The options are traded on national securities exchanges.
The options used to effectuate the short component may only be exercised at expiration and are cash-settled. When the option is sold, the seller receives the option premium. At the expiration date, if the price of the Russell 2000 Index is above the strike price (“in-the-money”), the option seller must pay the option buyer the difference between the price of the Russell 2000 Index and the strike price of the option sold, referred to as the “intrinsic value” of the option. Conversely, if at expiration the price of the Russell 2000 Index is at or below the strike price, the option seller is not required to make any payments.
The options have a strike price that is higher than the price of the Russell 2000 Index at the time the option to be sold is determined. The strike price of the options is determined based on a mathematic formula that takes into consideration the level of the Russell 2000 Index and the level of implied volatility. The level of implied volatility is determined by the at-the-money, second-closest to expiration, monthly Russell 2000 Index call option. Implied volatility is a measure of the price volatility expected for the underlying asset over the life of an option.
The options included in the Index are valued by the index provider using time-weighted average prices. In general, the value of the Russell 2000 Index for purposes of strike selection is based on the average price of the Russell 2000 Index measured at 15 second intervals over a 10-minute period beginning at 2 p.m. EST. Similarly, the value of options included in the Index for purposes of end-of-day valuation is

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generally based on the average price measured at 1 second intervals over a 30 second period beginning immediately prior to close.
The calculation of the Fund’s monthly distribution is intended to generally reflect the dividends and call premiums earned by the Index as measured by the Cboe Russell 2000 Daily Covered Call Index – Income Only (the “Income Only Sub-Index”). The Income Only Sub-Index measures the amount of cash received by the Index and consists of the option premiums received along with any dividends received from the long position in the Russell 2000 Index.
All limits, weights, and caps for any index described herein are as of the most recent index rebalance or reconstitution date. The index methodology may change at any time and without notice. As a result of changes to the price of index components, corporate actions, and other factors, between such dates the index components may not meet those criteria.
ProShares S&P 500® High Income ETF:
The Index is designed to replicate the performance of an investment strategy that combines a long position in the S&P 500 Index with a short position in S&P 500 Index daily call options. The long component of the Index consists of the equity securities represented in the S&P 500 Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.
The short component of the Index consists of out-of-the-money S&P 500 Index call options having one day to expiration when sold. The short call option position is reestablished at the end of each day. When reestablished, the short call option position size is equivalent to 100% of the long portfolio position size. The options are traded on national securities exchanges.
The options used to effectuate the short component may only be exercised at expiration and are cash-settled. When the option is sold, the seller receives the option premium. At the expiration date, if the price of the S&P 500 Index is above the strike price (“in-the-money”), the option seller must pay the option buyer the difference between the price of the S&P 500 Index and the strike price of the option sold, referred to as the “intrinsic value” of the option. Conversely, if at expiration the price of the S&P 500 Index is at or below the strike price, the option seller is not required to make any payments.
The options have a strike price that is higher than the price of the S&P 500 Index at the time the option is sold. The strike price of the options is determined based on a mathematic formula that takes into consideration the level of the S&P 500 Index and the level of the Cboe VIX Index. The Cboe VIX Index is constructed and maintained by Cboe Global Indices, LLC. The Cboe VIX Index measures the expectation of stock market volatility over the next 30 days.
The options included in the Index are valued by the index provider using time-weighted average prices. In general, the value of the S&P 500 Index for purposes of strike selection is based on the average price of the S&P 500 Index measured at 15 second intervals over a 10-minute period beginning at 2 p.m. EST. Similarly, the value of options included in the Index for purposes of end-of-day valuation is based on the average price measured at 1 second intervals over a 30 second period beginning immediately prior to close.
The calculation of the Fund’s monthly distribution is intended to generally reflect the dividends and call premiums earned by the Index as measured by the S&P 500 Daily Covered Call Index - Income Only (the “Income Only Sub-Index”). The Income Only Sub-Index measures the amount of cash received by the Index and consists of the option premiums received along with any dividends received from the long position in the S&P 500 Index.
ProShares S&P MidCap 400 Dividend Aristocrats ETF:
The S&P MidCap 400® Dividend Aristocrats Index (the “MidCap Aristocrats Index”), constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P MidCap 400® Index and have increased dividend payments each year for at least 15 years. The MidCap Aristocrats Index includes all companies meeting these requirements with a minimum of 40 stocks, each of which is equally weighted. No single sector is allowed to comprise more than 30% of the MidCap Aristocrats Index’s weight. If there are fewer than 40 stocks with at least 15 consecutive years of dividend growth or if sector caps are breached, the MidCap Aristocrats Index will include companies with shorter dividend growth histories beginning with 14 consecutive years and adding companies with progressively fewer years until the MidCap Aristocrats Index complies with its rules. Companies with the same dividend growth history (i.e., the same number of consecutive years of dividend growth) are selected in order of dividend yield, beginning with companies having the highest dividend yield and progressing to those with lower dividend yields, as necessary.
The MidCap Aristocrats Index is rebalanced each January, April, July and October, with an annual reconstitution during the January rebalance. The MidCap Aristocrats Index is published under the Bloomberg ticker symbol “SPDAMCUT.”
ProShares Supply Chain Logistics ETF:
The FactSet Supply Chain Logistics Index (the “Supply Chain Logistics Index”) consists of companies involved in the supply chain logistics required to move raw materials, intermediate goods, and finished products around the globe. Supply chain logistics includes activities such as the provision of logistics support, logistics software, rail and air freight, trucking, and sea shipping. The Supply Chain Logistics Index is owned and administered by the Index Provider. In order to be included in the Supply Chain Logistics Index, a company must be included in at least one of 17 RBICS Sub-Industries that the Index Provider has identified as supply chain related. The

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Index Provider annually reviews the eligible RBICS Sub-Industries to assess continued relevance to supply chain logistics activities.
All Funds:
All limits, weights, and caps for any index described herein are as of the most recent index rebalance or reconstitution date. As a result of changes to the price of index components, corporate actions, and other factors, between such dates the index components may not meet those criteria.
Additional Information About the Indexes, the Index Providers and the Index Calculation Agent
A Fund operates pursuant to licensing agreements for the use of the relevant index. A brief description of a Fund’s index is included in each Summary Prospectus, as supplemented below:
BLOOMBERG
“BLOOMBERG®” AND “BLOOMBERG COMMODITY BALANCED WTI CRUDE OIL INDEXSM” ARE SERVICE MARKS OF BLOOMBERG FINANCE L.P. AND ITS AFFILIATES, INCLUDING BLOOMBERG INDEX SERVICES LIMITED (“BISL”), THE ADMINISTRATOR OF THE INDICES (COLLECTIVELY, “BLOOMBERG”) AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY PROSHARE ADVISORS, LLC (THE “LICENSEE”).
The ProShares K-1 Free Crude Oil ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to the Licensee is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM, which is determined, composed and calculated by BISL without regard to the Licensee or the Fund. Bloomberg has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Bloomberg Commodity Balanced WTI Crude Oil IndexSM. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Bloomberg shall not have any obligation or liability, including, without limitation, to the Fund’s customers, in connection with the administration, marketing or trading of the Fund.
The Prospectus and SAI relate only to the Fund and do not relate to the exchange-traded physical commodities underlying any of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM components. Purchasers of the Fund should not conclude that the inclusion of a futures contract in the Bloomberg Commodity Balanced WTI Crude Oil IndexSM is any form of investment recommendation of the futures con tract or the underlying exchange-traded physical commodity by Bloomberg. The information in the Prospectus and SAI regarding the Bloomberg Commodity Balanced WTI Crude Oil IndexSM components has been derived solely from publicly available documents. Bloomberg has not made any due diligence inquiries with respect to the Bloomberg Commodity Balanced WTI Crude Oil IndexSM components in connection with the Fund. Bloomberg makes no representation that these publicly available documents or any other publicly available information regarding the Bloomberg Commodity Balanced WTI Crude Oil IndexSM components, including without limitation a description of factors that affect the prices of such components, are accurate or complete.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE ARISING IN CONNECTION WITH THE BLOOMBERG COMMODITY BALANCED WTI CRUDE OIL INDEXSM OR ANY DATA OR VALUES RELATING THERETO WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
BofA Merrill Lynch
ProShares Hedge Replication ETF is not sponsored, endorsed, sold or promoted by Merrill Lynch, Pierce, Fenner & Smith IncorporatedTM (“BofA Merrill Lynch®”) nor any of its affiliates, information providers or other third parties (collectively, the “BofA Merrill Lynch Parties”) involved in, or related to, compiling, computing or creating the Benchmark nor any of Standard & Poor’s Financial Services LLC, MSCI, Inc. or Frank Russell Company or any of the foregoing entities’ affiliates, information providers or other third parties (collectively, the “Component Sponsor Parties”) involved in, or related to, compiling, computing or creating the applicable indices, benchmarks or prices that are components of the Benchmark (as applicable, the “Component Sponsor Indices”). Neither the BofA Merrill Lynch Parties nor the Component Sponsor Parties, as applicable, have passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures

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relating to, ProShares Hedge Replication ETF nor do they make any representation or warranty, express or implied, to the owners of shares of ProShares Hedge Replication ETF or any member of the public regarding the advisability of investing in securities generally or in ProShares Hedge Replication ETF particularly or the ability of the Benchmark, the Component Sponsor Indices and any data included therein to track general hedge fund or stock market performance. The BofA Merrill Lynch Parties’ and the Component Sponsor Parties’ only relationship to ProShares Hedge Replication ETF is the licensing by BofA Merrill Lynch of certain trademarks and trade names of BofA Merrill Lynch and of the Benchmark. Each of the Benchmark, Component Sponsor Indices and any data included therein is determined, composed and calculated by the BofA Merrill Lynch Parties and the Component Sponsor Parties without regard to ProShares Hedge Replication ETF or its shares. The BofA Merrill Lynch Parties and the Component Sponsor Parties have no obligation to take the needs of ProShares Hedge Replication ETF or the owners of its shares into consideration in determining, composing or calculating the Benchmark, Component Sponsor Indices or any data included therein. The BofA Merrill Lynch Parties and the Component Sponsor Parties are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the shares to be issued or in the determination or calculation of the equation by which the shares are to be converted into or redeemed for cash. The BofA Merrill Lynch Parties and the Component Sponsor Parties have no obligation or liability in connection with the administration, marketing or trading of the shares.
ALTHOUGH THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE BENCHMARK AND THE COMPONENT SPONSOR INDICES, AS APPLICABLE, FROM SOURCES THEY CONSIDER RELIABLE, THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BENCHMARK, THE COMPONENT SPONSOR INDICES OR ANY DATA INCLUDED THEREIN AND THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES HEDGE REPLICATION ETF, OWNERS OF ITS SHARES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BENCHMARK, THE COMPONENT SPONSOR INDICES OR ANY DATA INCLUDED THEREIN. THE BOFA MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BENCHMARK, THE COMPONENT SPONSOR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BOFA
MERRILL LYNCH PARTIES AND THE COMPONENT SPONSOR PARTIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Benchmark is the exclusive property of, and the names, service marks and other marks related thereto are service marks or trademarks of, BofA Merrill Lynch or its affiliates and have been licensed for use by ProShares Hedge Replication ETF. The Component Sponsor Indices are the exclusive property of, and the names, service marks and other marks related thereto are service marks or trademarks of, Standard & Poor’s Financial Services LLC, MSCI, Inc. or Frank Russell Company or any of their respective affiliates, as applicable, and have been licensed for use for certain purposes by BofA Merrill Lynch.
No purchaser, seller or holder of the shares or interest in ProShares Hedge Replication ETF, or any other person or entity, should use or refer to any trade name, trademark or service mark of the Component Sponsor Parties, to sponsor, endorse, market or promote the ProShares Hedge Replication ETF shares without first contacting the relevant Component Sponsor Party to determine whether its permission is required. Under no circumstances may any person or entity claim any affiliation with a Component Sponsor Party without the prior written permission of that Component Sponsor Party.
UBS
ProShares Large Cap Core Plus
“UBS” and “UBS 130/30” (the “Index”) are trademarks of UBS Group AG or one of its affiliates (collectively “UBS”). UBS has no relationship to ProShares Trust, other than the licensing of the Index and its trademarks for use in connection with the Fund and is not a party to any transaction contemplated hereby.
UBS does not sponsor, endorse or promote the Fund; recommend that any person invest in the Fund or any other securities; have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund; have any responsibility or liability for the administration or management of the Fund; and consider the needs of the Fund or the shareholders of the Fund in determining, composing or calculating the Index or have any obligation to do so. UBS may discontinue the Index or change the Index or its compilation and composition at any time, in its sole discretion, without regard to any impact thereof on the Fund.
UBS DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND UBS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. UBS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. UBS MAKES NO

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EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.
UBS will not have any liability in connection with the Fund. Specifically, UBS does not make any representation or warranty, express, statutory or implied, and UBS disclaims any representation or warranty about: (1) The results to be obtained by the Fund, the shareholders of the Fund or any other person in connection with the use of the Index and the data related to the Index; (2) The accuracy or completeness of the Index or its related data; and (3) The merchantability and the fitness for a particular purpose or use of the Index or its related data. UBS will have no liability for any errors, omissions or interruptions in the Index or its related data. Under no circumstances and under no theory of law (whether tort, contract, strict liability or otherwise) will UBS be liable for any lost profits or direct, indirect, punitive, special or consequential damages or losses, even if UBS knows that they might occur.
The license agreement between ProShare Trust and UBS is solely for their benefit and not for the benefit of the owners of the Fund or any other third parties.
LPX AG (LPX)
LPX AG (LPX), the Index licensor, is not affiliated with ProShare Advisors, the Trust or the Fund. LPX® Direct Listed Private Equity Index” and “LPX®” are registered trademarks of LPX and have been licensed for use by ProShares. ProShares have not been passed on by LPX or any of its affiliates as to their legality or suitability. LPX makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing securities generally or in the Fund particularly, or the ability of the Index to track general market performance. The Index is determined, composed and calculated by LPX without regard to the Trust or the Fund. LPX has no obligation to take the needs of the Trust or the Fund into consideration in determining, composing or calculating the Index. There is no assurance that investment products based on the Index will accurately track Index performance or provide positive investment returns. Inclusion of a security within the Index is not a recommendation by LPX to buy, sell or hold such security, nor is it investment advice. ProShares based on the LPX® Direct Listed Private Equity Index are not issued, created, sponsored, endorsed, sold, or promoted by LPX, and it makes no representation regarding the advisability of investing in ProShares. LPX AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.
MSCI
ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, and ProShares MSCI
Transformational Changes ETF (the “MSCI Funds”) are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by the Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the MSCI Funds or any other person or entity regarding the advisability of investing in the MSCI Funds generally or in the MSCI Funds particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the MSCI Funds or the issuer or shareholders of the MSCI Funds or any other person or entity into consideration in determining, composing or calculating the MSCI index. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the MSCI Funds to be issued or in the determination or calculation of the equation by or the consideration into which the MSCI Funds are redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the MSCI Funds or any other person or entity in connection with the administration, marketing or offering of the MSCI Funds.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEX FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE MSCI FUNDS, SHAREHOLDERS OF THE MSCI FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FORE-GOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Nasdaq, Inc.
ProShares Equities for Rising Rates ETF, ProShares Nasdaq-100 High Income ETF and ProShares Nasdaq-100 Dorsey Wright Momentum ETF (the “Funds”) are not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the Nasdaq U.S. Large Cap Equities for Rising Rates Index, Nasdaq-100 Daily Covered Call Index and Nasdaq-100 Dorsey Wright Momentum Index to track general stock market performance. The Corporations’ only relationship to ProShare Advisors (“Licensee”) is in the licensing of the Nasdaq®, and certain trade names of the Corporations and the use of the Nasdaq U.S. Large Cap Equities for Rising Rates Index, Nasdaq-100 Daily Covered Call Index and Nasdaq-100 Dorsey Wright Momentum Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Funds. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the Nasdaq U.S. Large Cap Equities for Rising Rates Index, Nasdaq-100 Covered Call Daily Index and Nasdaq-100 Dorsey Wright Momentum Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ U.S. LARGE CAP EQUITIES FOR RISING RATES INDEX, NASDAQ-100 DAILY COVERED CALL INDEX AND NASDAQ-100 DORSEY WRIGHT MOMENTUM INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ U.S. LARGE CAP EQUITIES FOR RISING RATES INDEX AND NASDAQ-100 DORSEY WRIGHT MOMENTUM INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ U.S. LARGE CAP EQUITIES FOR RISING RATES INDEX, NASDAQ-100 DAILY COVERED CALL INDEX AND NASDAQ-100 DORSEY WRIGHT MOMENTUM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST
PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
LSE Group
The FTSE Indexes are calculated by or on behalf of FTSE International Limited, FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Indexes or (b) investment in or operation of the FTSE Funds and/or the FTSE Russell Funds. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the FTSE Funds and/or the FTSE Russell Funds or the suitability of the FTSE Indexes for the purpose to which they are being put by ProShares Trust.
S&P Global
The Dow Jones Brookfield Global Infrastructure Composite Index, the S&P 500® Dividend Aristocrats® Index, the S&P 500® Ex-Energy Index, the S&P 500® Ex-Financials and Real Estate Index, the S&P 500® Ex-Health Care Index, the S&P 500® High Income ETF, the S&P 500® Ex-Information Technology Index, the S&P Kensho Cleantech Index, the S&P Kensho Smart Factories Index, the S&P Merger Arbitrage Index, the S&P MidCap 400® Dividend Aristocrats Index, S&P® Technology Dividend Aristocrats® Index (collectively, “Indexes”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by ProShares Trust or ProShare Advisors LLC, each as applicable (“Licensee”). S&P®, S&P 500® and Dividend Aristocrats® are a registered trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); Kensho® is a registered trademark of Kensho Technologies, LLC; and these trademarks have been sublicensed for certain purposes by Licensee. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates or their third-party licensors and none of such parties make any representation regarding the advisability of investing in such products nor do they have any liability for any errors, omissions, or interruptions of the Indexes. It is not possible to invest directly in an index. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or their third-party licensors. S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Licensee with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones

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Indices and/or its licensors. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Funds. S&P Dow Jones Indices has no obligation to take the needs of Licensee or the owners of the Funds into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, “promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR ITS THIRD-PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PROSHARES FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE FUNDS’ REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS
OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
ProShare Advisors LLC
ProShare Advisors owns the Long/Short Index and the Online Index and licenses each of the Long/Short Index and the Online Index to the Trust for use in connection with ProShares Long Online/Short Stores ETF and ProShares Online Retail ETF, respectively.
ProShare Advisors is solely responsible for overseeing the methodology governing the operation of each of the Long/Short Index and Online Index and for adopting and implementing changes to each methodology.
PROSHARE ADVISORS DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE LONG/SHORT INDEX OR THE ONLINE INDEX OR ANY DATA INCLUDED THEREIN AND PROSHARE ADVISORS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. PROSHARE ADVISORS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY A FUND, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE LONG/SHORT INDEX OR THE ONLINE INDEX OR ANY DATA INCLUDED THEREIN. PROSHARE ADVISORS EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE LONG/SHORT INDEX OR THE ONLINE INDEX OR ANY DATA INCLUDED THEREIN.
Solactive AG
Solactive AG is the index provider of, and licenses to ProShare Advisors, the Solactive-ProShares Bricks and Mortar Retail Store Index (the “Retail Store Index”, and together with the Long/Short Index and the Online Index, the “Indexes”). Solactive AG serves as index calculation agent and publishes and performs routine daily index calculations and index maintenance (e.g., annual Index reconstitution, rebalancing, and corporate actions) for each of the Long/Short Index and the Online Index.
“Solactive AG” is a registered trademark of Solactive AG and has been licensed for use by the ProShare Advisors.
Solactive AG uses its best efforts to ensure that the Indexes are calculated correctly. Regardless of its obligations toward ProShare Advisors, Solactive AG has no obligation to point out errors in any of the Indexes to any third parties, and shall have no liability for any such error in calculation.
The publication of the Indexes by Solactive AG does not constitute a recommendation by Solactive AG to invest in any of the Funds. Solactive AG does not offer any guarantee or assurance with regard to the results of using any of the Indexes. None of the Funds are sponsored, endorsed, sold, or promoted by Solactive AG, and it makes no representation regarding the advisability of investing in any of the Funds. SOLACTIVE AG

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AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUNDS.
Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the SAI. Each Fund’s portfolio holdings are posted on a daily basis to the Fund’s website (www.proshares.com).

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Management of ProShares Trust

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Board of Trustees and Officers
The Board is responsible for the general supervision of each Fund. The officers of the Trust are responsible for the day-to-day operations of each Fund.
Investment Advisor
ProShare Advisors, located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814, serves as the investment adviser to each Fund and provides investment advice and management services to each Fund. ProShare Advisors oversees the investment and reinvestment of the assets in each Fund.
Unitary Fee Funds — Pursuant to an Investment Advisory and Management Agreement between ProShare Advisors and the Trust on behalf of ProShares Big Data Refiners ETF, ProShares Decline of the Retail Store ETF, ProShares DJ Brookfield Global Infrastructure ETF, ProShares Equities for Rising Rates ETF, ProShares High Yield–Interest Rate Hedged, ProShares Investment Grade–Interest Rate Hedged, ProShares K-1 Free Crude Oil ETF, ProShares Large Cap Core Plus, ProShares Long Online/Short Stores ETF, ProShares Metaverse ETF, ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, ProShares MSCI Transformational Changes ETF, ProShares Nanotechnology ETE, ProShares Nasdaq-100 Dorsey Wright Momentum ETF, ProShares Nasdaq-100 High Income ETF, ProShares On-Demand ETF, ProShares Online Retail ETF, ProShares Pet Care ETF, ProShares Russell 2000 Dividend Growers ETF, ProShares Russell 2000 High Income ETF, ProShares Russell U.S. Dividend Growers ETF, ProShares S&P 500® Dividend Aristocrats ETF, ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF, ProShares S&P 500® Ex-Technology ETF, ProShares S&P 500® High Income ETF, ProShares S&P Global Core Battery Metals ETF, ProShares S&P Kensho Cleantech ETF, ProShares S&P Kensho Smart Factories ETF, ProShares S&P MidCap 400® Dividend Aristocrats ETF, ProShares S&P Technology Dividend Aristocrats ETF, ProShares Smart Materials ETF, and ProShares Supply Chain Logistics ETF (the “Unitary Fee Funds”), ProShare Advisors is responsible for substantially all expenses of each Unitary Fee Fund (and substantially all expenses of any wholly owned subsidiary of a Unitary Fee Fund) except interest expenses, taxes, brokerage and other transaction costs, legal expenses, fees and expenses related to securities lending, compensation and expenses of the Independent Trustees, compensation and expenses of counsel to the Independent Trustees, compensation and expenses of the Trust’s chief compliance officer and his or her staff, future distribution fees or expenses, and extraordinary expenses.
For its investment advisory and management services, each Unitary Fee Fund pays ProShare Advisors a fee at an annualized rate of its average daily net assets as follows:
Fund	Unitary Fee
Big Data Refiners ETF	0.58%
Decline of the Retail Store ETF	0.65%
DJ Brookfield Global Infrastructure ETF	0.45%
Equities for Rising Rates ETF	0.35%
High Yield - Interest Rate Hedged	0.50%
Investment Grade - Interest Rate Hedged	0.30%
K-1 Free Crude Oil ETF	0.65%
Large Cap Core Plus	0.45%
Long Online/Short Stores ETF	0.65%
Metaverse ETF	0.58%
MSCI EAFE Dividend Growers ETF	0.50%
MSCI Emerging Markets Dividend Growers ETF	0.60%
MSCI Europe Dividend Growers ETF	0.55%
MSCI Transformational Changes ETF	0.45%
Nanotechnology ETF	0.58%
Nasdaq-100 Dorsey Wright Momentum ETF	0.58%
Nasdaq-100 High Income ETF	0.55%
On-Demand ETF	0.58%
Online Retail ETF	0.58%
Pet Care ETF	0.50%
Russell 2000 Dividend Growers ETF	0.40%
Russell 2000 High Income ETF	0.55%
Russell U.S. Dividend Growers ETF	0.35%
S&P500® Dividend Aristocrats ETF	0.35%
S&P500® Ex-Energy ETF	0.13%*
S&P500® Ex-Financials ETF	0.13%*
S&P500® Ex-Health Care ETF	0.13%*
S&P500® Ex-Technology ETF	0.13%*
S&P500® High Income ETF	0.55%
S&P Global Core Battery Metals ETF	0.58%
S&P Kensho Cleantech ETF	0.58%
S&P Kensho Smart Factories ETF	0.58%
S&P MidCap 400® Dividend Aristocrats ETF	0.40%
S&P Technology Dividend Aristocrats ETF	0.45%
Smart Materials ETF	0.58%
Supply Chain Logistics ETF	0.58%
*ProShare Advisors has agreed to waive Investment Advisory and Management Service Fees to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.09% through September 30, 2026. After such date, this agreement may be terminated or revised by ProShare Advisors.
Funds other than the Unitary Fee Funds — For its investment advisory services, ProShares Hedge Replication ETF and ProShares Merger ETF pay ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.75%. ProShare Advisors has entered into an Advisory Fee Waiver Agreement for each of these Funds that reduces the annualized rate based on its average daily net assets, as follows: 0.75% of the first $4.0 billion of average daily net assets of the Fund; 0.70% of the average daily net assets of the Fund over $4.0 billion to $5.5 billion; 0.65% of the average daily net

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assets of the Fund over $5.5 billion to $7.0 billion; 0.60% of the average daily net assets of the Fund over $7.0 billion to $8.5 billion; and 0.55% of the average daily net assets of the Fund over $8.5 billion. This fee waiver arrangement will remain in effect through at least September 30, 2026 and prior to such date ProShare Advisors may not terminate the arrangement without the approval of the Board.
For its investment advisory services, ProShares Global Listed Private Equity ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.50%. ProShares Inflation Expectations ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.55%.
ProShare Advisors, on behalf of the Global Listed Private Equity ETF, Hedge Replication ETF, Inflation Expectations ETF andMerger ETF, has contractually agreed to waive Investment Advisory and Management Services Fees to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% for ProShares Hedge Replication ETF; 0.75% for ProShares Merger ETF; 0.60% for ProShares Global Listed Private Equity ETF; and, 0.30% for ProShares Inflation Expectations ETF, through September 30, 2026. After such date, the expense limitation may be terminated or revised by ProShare Advisors.
A discussion regarding the basis for the Board approving the investment advisory agreement for each Fund is in the Trust’s most recent Form N-CSR dated May 31, 2025, or most recent Form N-CSRS dated November 30, 2024, as may be amended.
All Funds
During the year ended May 31, 2025, each Fund paid ProShare Advisors fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):
Fund	Fees Paid
Big Data Refiners ETF	0.58%
Decline of the Retail Store ETF	0.65%
DJ Brookfield Global Infrastructure ETF	0.45%
Equities for Rising Rates ETF	0.35%
Global Listed Private Equity ETF	0.00%
Hedge Replication ETF	0.00%
High Yield-Interest Rate Hedged	0.50%
Inflation Expectations ETF	0.00%
Investment Grade-Interest Rate Hedged	0.30%
K-1 Free Crude Oil ETF	0.65%
Large Cap Core Plus	0.45%
Long Online/Short Stores ETF	0.65%
Merger ETF	0.00%
Metaverse ETF	0.58%
MSCI EAFE Dividend Growers ETF	0.50%
MSCI Emerging Markets Dividend Growers ETF	0.60%
MSCI Europe Dividend Growers ETF	0.55%
MSCI Transformational Changes ETF	0.45%
Nanotechnology ETF	0.58%
Fund	Fees Paid
Nasdaq-100 Dorsey Wright Momentum ETF	0.58%
Nasdaq-100 High Income ETF	0.55%
On-Demand ETF	0.58%
Online Retail ETF	0.58%
Pet Care ETF	0.50%
Russell 2000 Dividend Growers ETF	0.40%
Russell 2000 High Income ETF	0.55%
Russell U.S. Dividend Growers ETF	0.35%
S&P 500 Dividend Aristocrats ETF	0.35%
S&P 500 ex-Energy ETF	0.09%
S&P 500 ex-Financials ETF	0.09%
S&P 500 ex-Health Care ETF	0.09%
S&P 500 ex-Technology ETF	0.09%
S&P 500 High Income ETF	0.55%
S&P Global Core Battery Metals ETF	0.58%
S&P Kensho Cleantech ETF	0.58%
S&P Kensho Smart Factories ETF	0.58%
S&P Midcap 400 Dividend Aristocrats ETF	0.40%
S&P Technology Dividend Aristocrats ETF	0.45%
Smart Materials ETF	0.58%
Supply Chain Logistics ETF	0.58%
Portfolio Management
The following individuals have responsibility for the day-to-day management of each Fund as set forth in the Summary Prospectus relating to each Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of other investment companies can be found in the SAI.
George Banian, ProShare Advisors: Portfolio Manager since February 2022, Associate Portfolio Manager from August 2016 to February 2022, Senior Portfolio Analyst from December 2010 to August 2016, Portfolio Analyst from December 2007 to December 2010. ProFund Advisors: Portfolio Manager since February 2022, Associate Portfolio Manager from July 2021 to February 2022.
Alexander Ilyasov, ProShare Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProFund Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProShare Capital Management LLC: Senior Portfolio Manager since August 2016.
Michael Neches, ProShare Advisors: Senior Portfolio Manager since November 2010. ProFund Advisors LLC: Senior Portfolio Manager since October 2010. ProShare Capital Management LLC: Senior Portfolio Manager from June 2012 through September 2013.
James Linneman, ProShare Advisors: Portfolio Manager since April 2019, Associate Portfolio Manager from August 2016 to April 2019 and Portfolio Analyst from February 2014 to August 2016. ProFund Advisors: Portfolio Manager since July

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2021. Mr. Linneman is a registered associated person and an NFA associate member since 2015.
Devin Sullivan, ProShare Advisors: Portfolio Manager since September 2016 and Associate Portfolio Manager from December 2011 to August 2016. ProFund Advisors: Portfolio Manager since September 2016 and Associate Portfolio Manager from December 2011 to August 2016.
Tarak Davé, ProShare Advisors: Portfolio Manager since April 2018, Associate Portfolio Manager from November 2015 to April 2018, Senior Portfolio Analyst from May 2014 to October 2015 and Portfolio Analyst from April 2011 to April 2014. ProFund Advisors: Portfolio Manager since April 2018, Associate Portfolio Manager from November 2015 to April 2018, Senior Portfolio Analyst from May 2014 to October 2015 and Portfolio Analyst from April 2011 to April 2014.
Eric Silverthorne, ProShare Advisors: Portfolio Manager since March 2023 and Associate Portfolio Manager from February 2021 through March 2023. ProFund Advisors: Portfolio Manager since March 2023 and Associate Portfolio Manager from February 2021 through March 2023 and October 2008 to November 2008 and Portfolio Analyst from May 2007 to October 2008.
Other Service Providers
SEI Investments Distribution Co. (the “Distributor”), located at One Freedom Valley Drive, Oaks, PA 19456, acts as the distributor and principal underwriter in all fifty states and the District of Columbia. JPMorgan Chase Bank, N.A. (“JPMorgan”), located at One Beacon Street, 19th Floor, Boston, MA 02108, acts as the administrator to each Fund, providing operational and certain administrative services. In addition, JPMorgan acts as the Custodian and Index Receipt Agent. Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides legal administration services to the Trust.
ProShare Advisors also performs certain management services, including client support and other administrative services, for the Funds listed below pursuant to a Management Services Agreement. ProShare Advisors is entitled to receive annual fees equal to 0.10% of the average daily net assets of the Funds listed below for such services. During the year ended May 31, 2025, each Fund listed below paid ProShare Advisors a management services fee in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):
Fund	Fees Paid
Global Listed Private Equity ETF	0.00%
Hedge Replication ETF	0.00%
Inflation Expectations ETF	0.00%
Merger ETF	0.00%
Additional Information
The Trust enters into contractual arrangements with various parties who provide services to each Fund including, ProShare Advisors, each Fund’s administrator and fund accounting agent, custodian, transfer agent, and distributor. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and each Fund that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or a Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person except as may be otherwise provided by federal or state securities laws.
A shareholder may bring a derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling a shareholder demand by virtue of the fact that such Trustee receives remuneration from their service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.
Determination of NAV
The NAV per share of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by JPMorgan and is generally determined each business day as of the close of regular trading on the Exchange on which the shares of the Fund are listed (typically calculated as of 4:00 p.m. Eastern Time).
The NAV of ProShares High Yield–Interest Rate Hedged, ProShares Investment Grade–Interest Rate Hedged and ProShares Inflation Expectations ETF is typically calculated as of 3:00 p.m. (Eastern Time) each business day when the Exchange on which it is listed is open. The NAV of ProShares MSCI EAFE Dividend Growers ETF and ProShares MSCI Europe Dividend Growers ETF is typically calculated as of 11:30 a.m. Eastern Time (this time may vary due to differences in when the daylight savings time is effective between London and New York. The actual valuation time is 4:30 p.m. London Time) each business day when the Exchange on which it is listed is open. The NAV per share for ProShares K-1 Free Crude

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Oil ETF is typically calculated as of 2:30 p.m., Eastern Time, each business day when BZX Equities is open for trading. Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Securities that are listed or traded on a stock exchange or the Nasdaq or National Market System are generally valued at the closing price, if available, on the exchange or market where the security is principally traded (including the Nasdaq Official Closing Price). Short-term securities are generally valued using market prices or at amortized cost. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets. Routine valuation of certain derivatives is performed using procedures approved by the Board.
When a market price is not readily available, securities and other assets are valued at fair value in good faith. The Board has designated ProShare Advisors as “valuation designee” to perform fair value determinations for all of the Funds’ investments for which market quotations are not readily available (or are deemed unreliable). The Board shall oversee ProShare Advisors’ fair value determinations and its performance as valuation designee. The use of a fair valuation methodology may be appropriate if, for example: (i) ProShare Advisors believes market quotations do not accurately reflect fair value of an investment; (ii) ProShare Advisors believes an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation has the risk that the valuation may be higher or lower than the securities might actually command if a Fund sold them. See the SAI for more details.
To the extent a Fund’s portfolio investments trade in markets on days or at times when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary, shareholders may not be able to purchase or sell Fund shares and Authorized Participants may not be able to create or redeem Creation Units. In addition, certain portfolio investments may not be traded on days or at times a Fund is open for business. In particular, calculation of the NAV of a Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.
Exchanges are open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth
Thursday in November) and Christmas Day. An Exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the Exchange on which the shares of a Fund are listed closes early, the NAV may be calculated at the close of regular trading or at its normal calculation time. If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
Distributions
All Funds (except Nasdaq-100 High Income ETF, Russell 2000 High Income ETF, and S&P 500® High Income ETF)
As a shareholder on a Fund record date, you will earn a share of the investment income and net realized capital gains, if any, derived from a Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. Each Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the distributing Fund or in cash.
Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.
ProShares Nasdaq-100 High Income ETF, ProShares Russell 2000 High Income ETF, and ProShares S&P 500® High Income ETF
Each Fund intends to make distributions each month. A significant portion of the monthly distribution may be characterized as return of capital for financial reporting and tax purposes. A distribution or a portion of a distribution may be characterized as investment income or net realized capital gains derived from a Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. Each Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any distribution may be declared payable in either additional shares of the distributing Fund or in cash.
Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.
There is no guarantee that the Funds will make distributions or make distributions at regular intervals.
Dividend Reinvestment Services
As noted above under “Distributions”, a Fund may declare a distribution from net realized capital gains to be payable in

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additional shares or cash. Even if a Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.
Frequent Purchases and Redemptions of Shares
The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as each Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.
Taxes
The following is certain general information about taxation of each Fund:
●Each Fund intends to qualify for treatment as a “regulated investment company” (“RIC”) for U.S. federal income tax purposes. In order to so qualify, each Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.
●If a Fund qualifies for treatment as a RIC, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If a Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.
●Investments by a Fund in options, futures, forward contracts, swap agreements and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by a Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.
●Investments by a Fund in debt obligations issued or purchased at a discount and certain derivative instruments could cause a Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and such investments could affect the amount, timing or character of the income distributed to shareholders by a Fund. Investments by a Fund in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by the other investment companies.
●In order to qualify for the special tax treatment accorded a RIC and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Taxable investors should be aware of the following basic tax points:
●Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.
●Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.
●Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary

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dividends for federal income tax purposes. Ordinary dividends you receive that a Fund reports as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.
●Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.
●Distributions from net realized capital gains may vary considerably from year to year as a result of a Fund’s normal investment activities and cash flows.
●The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and capital gain dividends, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
●A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
●Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
●Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that a Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. A Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.
●A Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to withholding and other taxes imposed by foreign countries, which will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for these amounts on your federal U.S. income tax return, subject to certain limitations.
●By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to a Fund or its agent that you are not subject to this withholding.
In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:
●A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.
●A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account (IRA), special tax rules apply. Please consult your tax advisor for detailed information about a Fund’s tax consequences for you. See “Taxation” in the SAI for more information.
Premium/Discount Information
The Trust’s website (www.proshares.com) has information about the premiums and discounts for each Fund. Premiums or discounts are the differences between the NAV and market price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above

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the NAV. A discount is the amount that a Fund is trading below the NAV.
Escheatment
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-intiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and each Fund and each Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.
Distribution (12b-1) Plan
Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, each Fund may pay the distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of a Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees would be paid out of each Fund’s assets on an on-going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by a Fund under the Plan. No payments have yet been authorized by the Board, nor are any such expected to be made by a Fund under the Plan during the current fiscal year.

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Financial Highlights
The following tables are intended to help you understand the financial history of each Fund for the past five years (or since inception, if shorter). Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been derived from information audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the financial statements of a Fund, is included in the Trust’s filing on Form N-CSR for the fiscal year ended May 31, 2025, as may be amended, and is available upon request.

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ProShares Trust Financial Highlights
FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Big Data Refiners ETF
Year ended May 31, 2025	$33.73	$(0.17)	$11.65	$—	$11.48	$—	$—	$—	$—	$45.21	34.03%	33.34%	0.58%	0.58%	(0.43)%	(0.43)%	$6,781	35%
Year ended May 31, 2024	26.91	(0.12)	6.94	—	6.82	—	—	—	—	33.73	25.35	25.42	0.58	0.58	(0.38)	(0.38)	6,746	33
Year ended May 31, 2023	24.17	(0.04)	2.78	—(h)	2.74	—	—	—	—	26.91	11.32	11.23	0.58	0.58	(0.16)	(0.16)	2,691	33
September 29, 2021* through May 31, 2022	40.00	(0.12)	(15.71)	—	(15.83)	—	—	—	—	24.17	(39.57)	(39.43)	0.58	0.58	(0.51)	(0.51)	2,417	25
Decline of the Retail Store ETF
Year ended May 31, 2025	13.18	0.67	(0.40)	—	0.27	(0.72)	—	—	(0.72)	12.73	1.93	1.71	0.65	0.65	4.99	4.99	2,801	—
Year ended May 31, 2024	16.70	0.63	(3.46)	—	(2.83)	(0.69)	—	—	(0.69)	13.18	(17.33)	(17.13)	0.65	0.65	4.08	4.08	4,087	—
Year ended May 31, 2023	16.13	0.31	0.46(i)	—	0.77	(0.20)	—	—	(0.20)	16.70	4.95	4.68	0.65	0.65	2.06	2.06	10,854	—
Year ended May 31, 2022	16.50	(0.09)	(0.28)	—	(0.37)	—	—	—	—	16.13	(2.25)	(2.12)	0.65	0.65	(0.58)	(0.58)	10,079	—
Year ended May 31, 2021	34.39	(0.16)	(17.73)	—	(17.89)	—	—	—	—	16.50	(52.02)	(51.88)	0.65	0.65	(0.64)	(0.64)	7,424	—
DJ Brookfield Global Infrastructure ETF
Year ended May 31, 2025	46.51	1.60	8.00	—	9.60	(1.75)	—	—	(1.75)	54.36	21.21	21.17	0.45	0.45	3.20	3.20	148,390	9
Year ended May 31, 2024	44.03	1.42	2.54	—	3.96	(1.48)	—	—	(1.48)	46.51	9.18	9.33	0.45	0.45	3.19	3.19	130,696	10
Year ended May 31, 2023	50.16	1.22	(5.97)	—	(4.75)	(1.38)	—	—	(1.38)	44.03	(9.44)	(9.64)	0.45	0.45	2.68	2.68	144,872	13
Year ended May 31, 2022	46.63	1.16	3.94	—	5.10	(1.57)	—	—	(1.57)	50.16	11.21	11.36	0.45	0.45	2.45	2.45	152,982	9
Year ended May 31, 2021	40.64	1.07	6.19	—	7.26	(1.27)	—	—	(1.27)	46.63	18.50	18.44	0.45	0.45	2.58	2.58	177,659	10

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Equities for Rising Rates ETF
Year ended May 31, 2025	$59.70	$1.15	$(1.93)	$—	$(0.78)	$(1.30)	$—	$—	$(1.30)	$57.62	(1.30)%	(1.21)%	0.35%	0.35%	1.98%	1.98%	$9,795	84%
Year ended May 31, 2024	45.47	1.16	14.54	—	15.70	(1.47)	—	—	(1.47)	59.70	35.02	34.94	0.35	0.35	2.22	2.22	16,120	144
Year ended May 31, 2023	54.37	1.32	(8.88)	—	(7.56)	(1.34)	—	—	(1.34)	45.47	(13.98)	(12.59)	0.35	0.35	2.64	2.64	39,103	92
Year ended May 31, 2022	50.02	1.21	4.02	—	5.23	(0.88)	—	—	(0.88)	54.37	10.65	9.03	0.35	0.35	2.31	2.31	104,931	102
Year ended May 31, 2021	29.05	0.94	20.75	—	21.69	(0.72)	—	—	(0.72)	50.02	75.88	78.30	0.35	0.35	2.31	2.31	7,002	105
Global Listed Private Equity ETF
Year ended May 31, 2025	30.21	1.94	(0.62)	—	1.32	(3.90)	—	—	(3.90)	27.63	4.95	4.44	1.89	0.60	5.61	6.90	13,539	21
Year ended May 31, 2024	27.66	1.82	4.23	—	6.05	(3.50)	—	—	(3.50)	30.21	23.78	24.18	2.32	0.60	4.77	6.49	10,874	18
Year ended May 31, 2023	29.57	1.51	(2.46)	—	(0.95)	(0.96)	—	—	(0.96)	27.66	(2.95)	(2.80)	1.95	0.60	4.23	5.59	9,682	13
Year ended May 31, 2022	38.13	1.59	(5.83)	—	(4.24)	(3.79)	—	(0.53)(j)	(4.32)	29.57	(12.80)	(12.87)	1.28	0.60	3.85	4.53	14,194	31
Year ended May 31, 2021	25.82	1.60	12.97	—	14.57	(2.26)	—	—	(2.26)	38.13	59.40	58.58	1.40	0.60	4.39	5.19	20,974	21
Hedge Replication ETF
Year ended May 31, 2025	49.41	1.53	0.06	—	1.59	(1.67)	—	—	(1.67)	49.33	3.25	3.26	2.26	0.95	1.77	3.08	24,419	43
Year ended May 31, 2024	47.95	1.78	1.48	—	3.26	(1.80)	—	—	(1.80)	49.41	6.94	7.03	1.94	0.95	2.67	3.67	27,919	57
Year ended May 31, 2023	47.94	1.04	(0.59)	—	0.45	(0.44)	—	—	(0.44)	47.95	0.97	0.68	2.11	0.95	1.03	2.19	32,846	98
Year ended May 31, 2022	52.16	(0.28)	(3.94)	—	(4.22)	—	—	—	—	47.94	(8.10)	(8.17)	1.82	0.95	(1.43)	(0.56)	43,862	52
Year ended May 31, 2021	45.13	(0.34)	7.37	—	7.03	—	—	—	—	52.16	15.57	16.26	1.88	0.95	(1.62)	(0.68)	44,071	72

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
High Yield-Interest Rate Hedged
Year ended May 31, 2025	$64.30	$4.43	$0.01(i)	$0.01	$4.45	$(4.42)	$—	$—	$(4.42)	$64.33	7.12%	7.06%	0.50%	0.50%	6.87%	6.87%	$167,250	66%
Year ended May 31, 2024	59.05	4.06	5.27	—(h)	9.33	(4.08)	—	—	(4.08)	64.30	16.33	16.45	0.50	0.50	6.51	6.51	136,647	61
Year ended May 31, 2023	60.76	3.39	(1.64)	—	1.75	(3.46)	—	—	(3.46)	59.05	3.03	3.05	0.50	0.50	5.74	5.74	110,713	27
Year ended May 31, 2022	62.62	2.73	(1.79)	0.02	0.96	(2.82)	—	—	(2.82)	60.76	1.56	1.67	0.50	0.50	4.41	4.41	145,836	45
Year ended May 31, 2021	58.74	2.96	4.05	—(h)	7.01	(3.13)	—	—	(3.13)	62.62	12.22	12.22	0.50	0.50	4.83	4.83	108,019	55
Inflation Expectations ETF
Year ended May 31, 2025	33.37	1.42	(0.17)	—(h)	1.25	(1.47)	—	—	(1.47)	33.15	3.86	3.68	1.12	0.30	3.51	4.33	26,185	—
Year ended May 31, 2024	32.61	1.51	0.86	0.01	2.38	(1.62)	—	—	(1.62)	33.37	7.56	8.09	0.98	0.30	3.85	4.54	22,027	—
Year ended May 31, 2023	32.79	0.86	(0.54)	0.01	0.33	(0.51)	—	—	(0.51)	32.61	1.05	0.77	0.86	0.30	2.06	2.62	37,502	—
Year ended May 31, 2022	30.10	0.82	2.85	0.01	3.68	(0.99)	—	—	(0.99)	32.79	12.65	12.00	0.98	0.31	2.00	2.67	63,286	—
Year ended May 31, 2021	24.12	0.51	5.66	0.01	6.18	(0.20)	—	—	(0.20)	30.10	25.70	25.40	1.70	0.30	0.44	1.84	44,247	60
Investment Grade-Interest Rate Hedged
Year ended May 31, 2025	77.18	3.99	0.65	—(h)	4.64	(4.02)	—	—	(4.02)	77.80	6.21	6.26	0.30	0.30	5.18	5.18	264,516	53
Year ended May 31, 2024	71.46	3.90	5.69	0.02	9.61	(3.89)	—	—	(3.89)	77.18	13.78	13.80	0.30	0.30	5.22	5.22	293,274	62
Year ended May 31, 2023	71.14	2.96	0.34	0.01	3.31	(2.99)	—	—	(2.99)	71.46	4.81	3.99	0.30	0.30	4.21	4.21	318,012	141
Year ended May 31, 2022	76.25	1.93	(5.10)	—(h)	(3.17)	(1.94)	—	—	(1.94)	71.14	(4.21)	(3.51)	0.30	0.30	2.60	2.60	665,124	24
Year ended May 31, 2021	69.63	1.93	6.58	0.03	8.54	(1.92)	—	—	(1.92)	76.25	12.40	12.19	0.30	0.30	2.59	2.59	724,383	22

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
K-1 Free Crude Oil ETF**
Year ended May 31, 2025	$46.23	$1.47	$(8.03)	$—	$(6.56)	$(1.73)	$—	$—	$(1.73)	$37.94	(14.59)%	(14.57)%	0.69%	0.69%	3.35%	3.35%	$60,103	—
Year ended May 31, 2024	38.96	1.73	8.20	—	9.93	(2.66)	—	—	(2.66)	46.23	25.68	26.40	0.69	0.69	3.81	3.81	133,332	—
Year ended May 31, 2023	58.72	0.31	(15.20)	—	(14.89)	(4.50)	—	(0.37)	(4.87)	38.96	(27.17)	(27.88)	0.73(k)	0.73(k)	0.67	0.67	86,064	—
Year ended May 31, 2022	59.06	(0.39)	31.17	—	30.78	(31.12)	—	—	(31.12)	58.72	81.99	82.32	0.71(l)	0.71(l)	(0.71)	(0.71)	101,814	—
Year ended May 31, 2021	33.68	(0.29)	25.67	—	25.38	—	—	—	—	59.06	75.34	77.78	0.67(m)	0.67(m)	(0.67)	(0.67)	103,884	—
Large Cap Core Plus
Year ended May 31, 2025	59.86	0.73	7.49	—	8.22	(0.72)	—	—	(0.72)	67.36	13.80	13.97	0.45	0.45	1.13	1.13	427,736	66%
Year ended May 31, 2024	47.71	0.65	12.15	—	12.80	(0.65)	—	—	(0.65)	59.86	26.99	26.55	0.45	0.45	1.20	1.20	432,756	57
Year ended May 31, 2023	49.88	0.66	(2.21)	—	(1.55)	(0.62)	—	—	(0.62)	47.71	(3.02)	(2.90)	0.45	0.45	1.41	1.41	404,575	54
Year ended May 31, 2022 †	48.48	0.50	1.36	—	1.86	(0.46)	—	—	(0.46)	49.88	3.79	3.87	0.45	0.45	0.96	0.96	475,373	53
Year ended May 31, 2021 †	35.06	0.45	13.45	—	13.90	(0.48)	—	—	(0.48)	48.48	39.97	39.77	0.45	0.45	1.10	1.10	481,904	58
Long Online/Short Stores ETF
Year ended May 31, 2025	41.27	0.14	8.34	—	8.48	(0.15)	—	—	(0.15)	49.60	20.60	20.77	0.65	0.65	0.31	0.31	8,681	57
Year ended May 31, 2024	32.77	0.11	8.54	—	8.65	(0.15)	—	—	(0.15)	41.27	26.42	26.29	0.65	0.65	0.29	0.29	10,523	95
Year ended May 31, 2023	37.23	(0.06)	(4.40)	—	(4.46)	—	—	—	—	32.77	(11.99)	(11.60)	0.65	0.65	(0.19)	(0.19)	21,789	107
Year ended May 31, 2022	78.80	0.08	(41.65)	—	(41.57)	—	—	—	—	37.23	(52.75)	(52.96)	0.65	0.65	0.13	0.13	21,781	124
Year ended May 31, 2021	68.72	1.17(n)	10.14	—	11.31	(1.23)	—	—	(1.23)	78.80	16.23	16.41	0.65	0.65	1.36(n)	1.36(n)	100,467	77

FINANCIAL HIGHLIGHTS :: 213
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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Merger ETF
Year ended May 31, 2025	$40.18	$0.45	$2.73	$—	$3.18	$(0.37)	$(0.99)	$—	$(1.36)	$42.00	7.99%	8.10%	2.21%	0.75%	(0.38)%	1.08%	$10,499	231%
Year ended May 31, 2024	38.34	0.81	1.91	0.01	2.73	(0.89)	—	—	(0.89)	40.18	7.15	7.13	1.83	0.75	0.96	2.05	10,045	283
Year ended May 31, 2023	40.24	0.37	(1.98)	—	(1.61)	(0.29)	—	—	(0.29)	38.34	(4.01)	(4.60)	1.45	0.75	0.23	0.93	13,420	235
Year ended May 31, 2022	40.82	0.05	(0.48)	—	(0.43)	(0.15)	—	—	(0.15)	40.24	(1.07)	(0.90)	1.19	0.75	(0.31)	0.13	70,416	262
Year ended May 31, 2021	37.64	0.26	3.01	—	3.27	(0.09)	—	—	(0.09)	40.82	8.72	8.91	1.68	0.75	(0.27)	0.65	42,863	315
Metaverse ETF
Year ended May 31, 2025	42.03	0.41	7.32	—	7.73	(0.37)	—	—	(0.37)	49.39	18.47	18.69	0.58	0.58	0.89	0.89	5,433	51
Year ended May 31, 2024	36.44	0.30	5.57	—	5.87	(0.28)	—	—	(0.28)	42.03	16.21	16.07	0.58	0.58	0.77	0.77	5,885	55
Year ended May 31, 2023	35.55	0.18	0.86(i)	—	1.04	(0.13)	—	(0.02)	(0.15)	36.44	2.97	2.94	0.58	0.58	0.55	0.55	6,195	67
March 15, 2022* through May 31, 2022	40.00	(0.03)	(4.42)	—	(4.45)	—	—	—	—	35.55	(11.12)	(11.10)	0.58	0.58	(0.32)	(0.32)	7,822	20
MSCI EAFE Dividend Growers ETF
Year ended May 31, 2025	38.35	0.81	4.27	—	5.08	(0.99)	—	—	(0.99)	42.44	13.57	13.23	0.50	0.50	2.05	2.05	70,448	40
Year ended May 31, 2024	36.98	0.79	1.47	—	2.26	(0.89)	—	—	(0.89)	38.35	6.20	6.00	0.50	0.50	2.13	2.13	76,312	36
Year ended May 31, 2023	37.29	0.71	(0.39)	—	0.32	(0.63)	—	—	(0.63)	36.98	1.00	1.46	0.50	0.50	1.99	1.99	93,186	27
Year ended May 31, 2022	46.06	0.69	(8.12)	—	(7.43)	(1.34)	—	—	(1.34)	37.29	(16.64)	(16.70)	0.50	0.50	1.57	1.57	107,402	44
Year ended May 31, 2021	36.18	0.79	9.73	—	10.52	(0.64)	—	—	(0.64)	46.06	29.37	29.46	0.50	0.50	1.90	1.90	138,649	57

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
MSCI Emerging Markets Dividend Growers ETF
Year ended May 31, 2025	$43.99	$1.62	$0.66	$—	$2.28	$(1.23)	$—	$—	$(1.23)	$45.04	5.23%	4.95%	0.60%	0.60%	3.68%	3.68%	$7,882	49%
Year ended May 31, 2024	45.47	0.93	(1.61)	—	(0.68)	(0.80)	—	—	(0.80)	43.99	(1.49)	(1.65)	0.60	0.60	2.10	2.10	12,536	82
Year ended May 31, 2023	50.50	1.08	(4.52)	—	(3.44)	(1.59)	—	—	(1.59)	45.47	(6.75)	(6.11)	0.60	0.60	2.32	2.32	16,143	68
Year ended May 31, 2022	62.02	1.17	(11.39)	—	(10.22)	(1.30)	—	—	(1.30)	50.50	(16.72)	(18.25)	0.60	0.60	2.06	2.06	17,424	67
Year ended May 31, 2021	45.70	1.73	16.35	—	18.08	(1.76)	—	—	(1.76)	62.02	40.52	41.04	0.60	0.60	3.16	3.16	22,637	78
MSCI Europe Dividend Growers ETF
Year ended May 31, 2025	48.60	0.97	5.00	—	5.97	(0.94)	—	—	(0.94)	53.63	12.49	13.30	0.55	0.55	1.96	1.96	8,313	32
Year ended May 31, 2024	44.10	0.80	4.59	—	5.39	(0.89)	—	—	(0.89)	48.60	12.42	11.61	0.55	0.55	1.77	1.77	7,047	31
Year ended May 31, 2023	43.62	0.79	0.41(i)	—	1.20	(0.72)	—	—	(0.72)	44.10	2.96	3.43	0.55	0.55	1.91	1.91	8,600	20
Year ended May 31, 2022	51.67	0.85	(7.66)	—	(6.81)	(1.24)	—	—	(1.24)	43.62	(13.59)	(13.73)	0.55	0.55	1.67	1.67	13,739	40
Year ended May 31, 2021	39.41	0.85	11.96	—	12.81	(0.55)	—	—	(0.55)	51.67	32.81	33.22	0.55	0.55	1.88	1.88	9,559	57
MSCI Transformational Changes ETF
Year ended May 31, 2025	41.47	0.26	7.00	—	7.26	(0.48)	—	—	(0.48)	48.25	17.59	17.36	0.45	0.45	0.57	0.57	8,444	35
Year ended May 31, 2024	34.87	0.24	6.63	0.01	6.88	(0.28)	—	—	(0.28)	41.47	19.87	19.84	0.45	0.45	0.64	0.64	8,295	42
Year ended May 31, 2023	34.91	0.17	0.18(i)	—(h)	0.35	(0.39)	—	—	(0.39)	34.87	1.09	1.07	0.45	0.45	0.51	0.51	10,460	28
Year ended May 31, 2022	43.76	0.13	(8.87)	—	(8.74)	(0.11)	—	—	(0.11)	34.91	(20.03)	(20.15)	0.45	0.45	0.31	0.31	29,676	33
October 14, 2020* through May 31, 2021	40.00	0.12	3.66	—(h)	3.78	(0.02)	—	—	(0.02)	43.76	9.47	9.42	0.45	0.45	0.46	0.46	47,047	44

FINANCIAL HIGHLIGHTS :: 215
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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Nanotechnology ETF
Year ended May 31, 2025	$49.50	$0.03	$(10.39)	$—	$(10.36)	$—(h)	$—	$—(h)	$—(h)	$39.14	(20.92)%	(21.43)%	0.58%	0.58%	0.06%	0.06%	$3,914	45%
Year ended May 31, 2024	37.37	0.11	12.15	—(h)	12.26	(0.13)	—	—	(0.13)	49.50	32.92	32.91	0.58	0.58	0.25	0.25	6,188	42
Year ended May 31, 2023	33.96	0.14	3.41	—	3.55	(0.14)	—	—	(0.14)	37.37	10.57	10.69	0.58	0.58	0.45	0.45	2,803	42
October 26, 2021* through May 31, 2022	40.00	0.04	(6.06)	0.01	(6.01)	(0.03)	—	—	(0.03)	33.96	(15.05)	(15.09)	0.58	0.58	0.18	0.18	2,547	32
Nasdaq-100 Dorsey Wright Momentum ETF
Year ended May 31, 2025	43.24	0.04	0.48	—	0.52	(0.02)	—	—	(0.02)	43.74	1.21	1.34	0.58	0.58	0.08	0.08	10,936	124
Year ended May 31, 2024	33.59	(0.01)	9.68	—	9.67	(0.02)	—	—	(0.02)	43.24	28.78	28.80	0.58	0.58	(0.02)	(0.02)	12,107	129
Year ended May 31, 2023	34.22	0.08	(0.58)	—	(0.50)	(0.12)	—	(0.01)	(0.13)	33.59	(1.44)	(1.52)	0.58	0.58	0.25	0.25	10,414	144
Year ended May 31, 2022	42.08	0.01	(7.82)	—	(7.81)	(0.05)	—	—	(0.05)	34.22	(18.60)	(18.68)	0.58	0.58	0.03	0.03	18,477	168
May 18, 2021* through May 31, 2021	40.00	0.04	2.04	—	2.08	—	—	—	—	42.08	5.20	5.25	0.58	0.58	2.90	2.90	4,208	—
Nasdaq-100 High Income ETF
Year ended May 31, 2025	40.86	0.20	3.56	—	3.76	(4.46)	(0.35)	(1.12)	(5.93)	38.69	9.91	10.01	0.55	0.55	0.49	0.49	151,287	70
March 18, 2024* through May 31, 2024	40.00	0.04	1.18	—	1.22	(0.36)	—	—	(0.36)	40.86	3.10	3.03	0.55	0.55	0.52	0.52	22,881	3
On-Demand ETF
Year ended May 31, 2025	27.93	(0.06)	10.52	—	10.46	—	—	—	—	38.39	37.43	36.88	0.58	0.58	(0.18)	(0.18)	1,919	36
Year ended May 31, 2024	22.05	(0.06)	6.13	—	6.07	(0.19)	—	—	(0.19)	27.93	27.67	28.09	0.58	0.58	(0.25)	(0.25)	698	31
Year ended May 31, 2023	21.73	(0.07)	0.39	—	0.32	—	—	—	—	22.05	1.46	1.67	0.58	0.58	(0.35)	(0.35)	551	42
October 26, 2021* through May 31, 2022	40.00	(0.05)	(18.22)	0.01	(18.26)	(0.01)	—	—	(0.01)	21.73	(45.66)	(46.02)	0.58	0.58	(0.30)	(0.30)	1,087	35

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Online Retail ETF
Year ended May 31, 2025	$40.49	$0.06	$7.78	$—	$7.84	$(0.10)	$—	$—	$(0.10)	$48.23	19.40%	19.33%	0.58%	0.58%	0.14%	0.14%	$76,197	59%
Year ended May 31, 2024	29.40	0.10	11.04	—	11.14	(0.05)	—	—	(0.05)	40.49	37.88	37.84	0.58	0.58	0.28	0.28	98,786	81
Year ended May 31, 2023	34.86	(0.07)	(5.39)	—	(5.46)	—	—	—	—	29.40	(15.68)	(15.69)	0.58	0.58	(0.21)	(0.21)	93,778	97
Year ended May 31, 2022	75.70	0.17	(41.01)	—	(40.84)	—	—	—	—	34.86	(53.95)	(53.95)	0.58	0.58	0.27	0.27	321,103	113
Year ended May 31, 2021	47.31	0.63	28.70	—	29.33	(0.94)	—	—	(0.94)	75.70	62.18	62.54	0.58	0.58	0.84	0.84	1,052,262	91
Pet Care ETF
Year ended May 31, 2025	53.59	0.35	5.72	—	6.07	(0.42)	—	—	(0.42)	59.24	11.40	11.51	0.50	0.50	0.64	0.64	62,202	58
Year ended May 31, 2024	47.74	0.22	5.82	—	6.04	(0.19)	—	—	(0.19)	53.59	12.70	12.26	0.50	0.50	0.44	0.44	71,004	72
Year ended May 31, 2023	56.85	0.21	(9.07)	—	(8.86)	(0.25)	—	—	(0.25)	47.74	(15.58)	(15.40)	0.50	0.50	0.42	0.42	90,702	38
Year ended May 31, 2022	77.76	0.17	(20.92)	—	(20.75)	(0.16)	—	—	(0.16)	56.85	(26.74)	(26.76)	0.50	0.50	0.23	0.23	173,388	49
Year ended May 31, 2021	47.27	0.16	30.44	—	30.60	(0.11)	—	—	(0.11)	77.76	64.79	64.24	0.50	0.50	0.23	0.23	303,265	45
Russell 2000 Dividend Growers ETF
Year ended May 31, 2025	63.54	1.77	0.93	—	2.70	(1.89)	—	—	(1.89)	64.35	4.24	4.13	0.40	0.40	2.63	2.63	648,018	38
Year ended May 31, 2024	56.74	1.81	6.74	—	8.55	(1.75)	—	—	(1.75)	63.54	15.22	15.25	0.40	0.40	2.98	2.98	761,151	44
Year ended May 31, 2023	62.40	1.61	(5.72)	—	(4.11)	(1.55)	—	—	(1.55)	56.74	(6.67)	(6.58)	0.40	0.40	2.63	2.63	776,831	33
Year ended May 31, 2022	67.03	1.45	(4.66)	—	(3.21)	(1.42)	—	—	(1.42)	62.40	(4.80)	(4.94)	0.40	0.40	2.27	2.27	864,913	58
Year ended May 31, 2021	49.66	1.27	17.27	—	18.54	(1.17)	—	—	(1.17)	67.03	38.00	38.03	0.40	0.40	2.23	2.23	924,290	60
Russell 2000 High Income ETF
September 4, 2024* through May 31, 2025	40.00	0.28	(1.09)	—	(0.81)	(4.48)	(0.02)	—	(4.50)	34.69	(2.26)	(2.01)	0.55	0.55	1.00	1.00	45,103	33

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
Russell U.S. Dividend Growers ETF
Year ended May 31, 2025	$46.66	$1.18	$0.69	$—	$1.87	$(1.32)	$—	$—	$(1.32)	$47.21	4.03%	4.09%	0.35%	0.35%	2.47%	2.47%	$4,249	21%
Year ended May 31, 2024	44.28	1.13	2.40	—	3.53	(1.15)	—	—	(1.15)	46.66	8.02	8.05	0.35	0.35	2.46	2.46	7,466	22
Year ended May 31, 2023	47.21	1.07	(2.90)	—	(1.83)	(1.10)	—	—	(1.10)	44.28	(3.90)	(3.98)	0.35	0.35	2.32	2.32	10,628	22
Year ended May 31, 2022	48.73	1.00	(1.39)	—	(0.39)	(1.13)	—	—	(1.13)	47.21	(0.79)	(0.82)	0.35	0.35	2.07	2.07	13,692	21
Year ended May 31, 2021	36.25	0.98	12.49	—	13.47	(0.99)	—	—	(0.99)	48.73	37.80	37.79	0.35	0.35	2.36	2.36	28,262	22
S&P 500® Dividend Aristocrats ETF
Year ended May 31, 2025	98.08	2.10	2.30	—	4.40	(2.12)	—	—	(2.12)	100.36	4.51	4.55	0.35	0.35	2.07	2.07	11,476,368	20
Year ended May 31, 2024	87.64	2.00	10.47	—	12.47	(2.03)	—	—	(2.03)	98.08	14.35	14.27	0.35	0.35	2.13	2.13	11,808,758	21
Year ended May 31, 2023	91.95	1.90	(4.46)	—	(2.56)	(1.75)	—	—	(1.75)	87.64	(2.76)	(2.71)	0.35	0.35	2.12	2.12	10,731,445	22
Year ended May 31, 2022	92.20	1.87	(0.28)	—	1.59	(1.84)	—	—	(1.84)	91.95	1.72	1.67	0.35	0.35	2.01	2.01	10,243,530	18
Year ended May 31, 2021	67.00	1.78	25.16	—	26.94	(1.74)	—	—	(1.74)	92.20	40.88	41.10	0.35	0.35	2.26	2.26	8,639,244	21
S&P 500® Ex-Energy ETF
Year ended May 31, 2025	56.49	0.72	7.34	—	8.06	(0.72)	—	—	(0.72)	63.83	14.31	14.47	0.13	0.09	1.12	1.17	63,826	4
Year ended May 31, 2024 †	44.67	0.68	11.80	—	12.48	(0.66)	—	—	(0.66)	56.49	28.16	28.02	0.13	0.09	1.31	1.35	50,842	4
Year ended May 31, 2023 †	43.88	0.64	0.77	—	1.41	(0.62)	—	—	(0.62)	44.67	3.35	3.47	0.13	0.09	1.48	1.52	35,293	4
Year ended May 31, 2022 †	45.54	0.52	(1.67)	—	(1.15)	(0.51)	—	—	(0.51)	43.88	(2.61)	(2.71)	0.23	0.21	1.08	1.09	25,892	2
Year ended May 31, 2021 †	32.97	0.48	12.56	—	13.04	(0.47)	—	—	(0.47)	45.54	39.88	39.84	0.27	0.27	1.21	1.21	25,047	8

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
S&P 500® Ex-Financials ETF
Year ended May 31, 2025	$57.02	$0.70	$5.92	$—	$6.62	$(0.72)	$—	$—	$(0.72)	$62.92	11.65%	11.81%	0.13%	0.09%	1.11%	1.15%	$59,779	7%
Year ended May 31, 2024 †	45.17	0.69	11.77	—	12.46	(0.61)	—	—	(0.61)	57.02	27.78	27.61	0.13	0.09	1.30	1.34	60,443	4
Year ended May 31, 2023 †	43.57	0.68	1.49	—	2.17	(0.57)	—	—	(0.57)	45.17	5.11	4.99	0.13	0.09	1.56	1.60	37,490	8
Year ended May 31, 2022 †	44.05	0.52	(0.50)	—	0.02	(0.50)	—	—	(0.50)	43.57	(0.03)	0.00(o)	0.23	0.21	1.10	1.12	8,279	3
Year ended May 31, 2021 †	32.48	0.48	11.53	—	12.01	(0.44)	—	—	(0.44)	44.05	37.22	37.03	0.27	0.27	1.23	1.23	7,488	5
S&P 500® Ex-Health Care ETF
Year ended May 31, 2025	56.23	0.73	8.23	—	8.96	(0.73)	—	—	(0.73)	64.46	15.99	16.18	0.13	0.09	1.15	1.19	29,650	4
Year ended May 31, 2024 †	43.76	0.70	12.41	—	13.11	(0.64)	—	—	(0.64)	56.23	30.19	30.03	0.13	0.09	1.36	1.40	20,806	4
Year ended May 31, 2023 †	42.94	0.70	0.79	—	1.49	(0.67)	—	—	(0.67)	43.76	3.65	3.68	0.13	0.09	1.64	1.68	16,191	5
Year ended May 31, 2022 †	44.28	0.54	(1.30)	—	(0.76)	(0.58)	—	—	(0.58)	42.94	(1.83)	(1.88)	0.23	0.21	1.15	1.16	3,865	3
Year ended May 31, 2021 †	31.44	0.54	12.85	—	13.39	(0.55)	—	—	(0.55)	44.28	43.08	43.07	0.27	0.27	1.39	1.39	3,985	29
S&P 500® Ex-Technology ETF
Year ended May 31, 2025	83.87	1.40	9.37	—	10.77	(1.25)	—	—	(1.25)	93.39	12.92	13.03	0.13	0.09	1.50	1.54	207,331	5
Year ended May 31, 2024	68.66	1.33	15.05	—	16.38	(1.17)	—	—	(1.17)	83.87	24.05	24.01	0.13	0.09	1.68	1.73	52,836	8
Year ended May 31, 2023	71.84	1.33	(3.27)	—	(1.94)	(1.24)	—	—	(1.24)	68.66	(2.63)	(2.68)	0.13	0.09	1.89	1.93	30,209	6
Year ended May 31, 2022	73.72	1.07	(1.94)	—	(0.87)	(1.01)	—	—	(1.01)	71.84	(1.25)	(1.32)	0.22	0.21	1.39	1.41	9,340	4
Year ended May 31, 2021	53.97	0.96	19.79	—	20.75	(1.00)	—	—	(1.00)	73.72	38.92	38.98	0.27	0.27	1.48	1.48	7,372	15
S&P 500® High Income ETF
Year ended May 31, 2025	42.47	0.38	3.27	—	3.65	(5.57)	—	—	(5.57)	40.55	8.87	8.97	0.56	0.56	0.89	0.89	810,694	29
December 18, 2023* through May 31, 2024	40.00	0.17	3.77	—	3.94	(1.47)	—	—	(1.47)	42.47	10.03	10.00	0.55	0.55	0.92	0.92	149,072	7

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
S&P Global Core Battery Metals ETF
Year ended May 31, 2025	$31.16	$0.45	$(4.00)	$—	$(3.55)	$(0.43)	$—	$—	$(0.43)	$27.18	(11.38)%	(12.28)%	0.58%	0.58%	1.68%	1.68%	$2,718	54%
Year ended May 31, 2024	35.56	0.64	(4.29)	—	(3.65)	(0.75)	—	—	(0.75)	31.16	(10.46)	(10.11)	0.58	0.58	2.01	2.01	2,337	56
November 29, 2022* through May 31, 2023	40.00	0.39	(4.82)	0.04	(4.39)	(0.05)	—	—	(0.05)	35.56	(10.98)	(11.26)	0.58	0.58	2.00	2.00	2,667	16
S&P Kensho Cleantech ETF
Year ended May 31, 2025	25.09	0.09	(5.83)	—	(5.74)	(0.14)	—	—	(0.14)	19.21	(22.91)	(22.69)	0.58	0.58	0.42	0.42	1,441	37
Year ended May 31, 2024	30.75	0.10	(5.72)	—	(5.62)	(0.04)	—	—	(0.04)	25.09	(18.27)	(18.25)	0.58	0.58	0.37	0.37	3,763	37
Year ended May 31, 2023	30.56	(0.08)	0.27(i)	—	0.19	—	—	—	—	30.75	0.63	0.56	0.58	0.58	(0.24)	(0.24)	6,150	39
September 29, 2021* through May 31, 2022	40.00	(0.07)	(9.37)	—(h)	(9.44)	—	—	—	—	30.56	(23.61)	(23.60)	0.58	0.58	(0.27)	(0.27)	3,056	40
S&P Kensho Smart Factories ETF
Year ended May 31, 2025	37.50	0.09	1.91	—	2.00	(0.07)	—	(0.01)	(0.08)	39.42	5.33	5.49	0.58	0.58	0.24	0.24	985	40
Year ended May 31, 2024	34.63	0.17	2.92	—	3.09	(0.22)	—	—	(0.22)	37.50	8.94	8.84	0.58	0.58	0.46	0.46	937	32
Year ended May 31, 2023	32.30	0.05	2.38(i)	—	2.43	(0.08)	—	(0.02)	(0.10)	34.63	7.53	7.56	0.58	0.58	0.16	0.16	866	26
September 29, 2021* through May 31, 2022	40.00	0.04	(7.74)	—(h)	(7.70)	—	—	—	—	32.30	(19.24)	(19.28)	0.58	0.58	0.16	0.16	2,423	42
S&P MidCap 400® Dividend Aristocrats ETF
Year ended May 31, 2025	75.73	1.92	5.43	—	7.35	(2.04)	—	—	(2.04)	81.04	9.81	9.82	0.40	0.40	2.39	2.39	1,768,260	36
Year ended May 31, 2024	66.89	1.77	8.77	—	10.54	(1.70)	—	—	(1.70)	75.73	15.93	15.99	0.40	0.40	2.47	2.47	1,530,592	33
Year ended May 31, 2023	71.95	1.74	(5.13)	—	(3.39)	(1.67)	—	—	(1.67)	66.89	(4.75)	(4.79)	0.40	0.40	2.46	2.46	1,515,131	29
Year ended May 31, 2022	73.38	1.93	(1.47)	—	0.46	(1.89)	—	—	(1.89)	71.95	0.71	0.62	0.40	0.40	2.70	2.70	1,105,226	34
Year ended May 31, 2021	52.54	1.51	20.78	—	22.29	(1.45)	—	—	(1.45)	73.38	43.17	43.37	0.40	0.40	2.45	2.45	1,040,520	31

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	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(c)(g)
S&P Technology Dividend Aristocrats ETF
Year ended May 31, 2025	$72.90	$0.86	$4.73	$—	$5.59	$(0.89)	$—	$—	$(0.89)	$77.60	7.71%	7.72%	0.45%	0.45%	1.14%	1.14%	$238,242	28%
Year ended May 31, 2024	61.41	0.86	11.45	—	12.31	(0.82)	—	—	(0.82)	72.90	20.17	20.05	0.45	0.45	1.27	1.27	269,017	24
Year ended May 31, 2023	58.90	0.92	2.50	—	3.42	(0.91)	—	—	(0.91)	61.41	6.01	5.98	0.45	0.45	1.60	1.60	171,956	32
Year ended May 31, 2022	58.17	0.84	0.64	—	1.48	(0.75)	—	—	(0.75)	58.90	2.48	2.46	0.45	0.45	1.37	1.37	109,560	24
Year ended May 31, 2021	40.17	0.67	17.93	—	18.60	(0.60)	—	—	(0.60)	58.17	46.67	46.59	0.45	0.45	1.33	1.33	97,734	43
Smart Materials ETF
Year ended May 31, 2025	33.82	0.54	(4.93)	—	(4.39)	(0.50)	—	—	(0.50)	28.93	(13.12)	(13.29)	0.58	0.58	1.73	1.73	1,446	53
Year ended May 31, 2024	30.95	0.43	2.74	—	3.17	(0.30)	—	—	(0.30)	33.82	10.26	10.21	0.58	0.58	1.33	1.33	1,691	44
Year ended May 31, 2023	35.36	0.39	(4.48)	—	(4.09)	(0.32)	—	—	(0.32)	30.95	(11.50)	(11.02)	0.58	0.58	1.27	1.27	1,547	45
October 26, 2021* through May 31, 2022	40.00	0.21	(4.69)	0.01	(4.47)	(0.17)	—	—	(0.17)	35.36	(11.20)	(11.48)	0.58	0.58	0.93	0.93	1,768	50
Supply Chain Logistics ETF
Year ended May 31, 2025	40.04	0.65	(1.13)	—	(0.48)	(1.83)	—	—	(1.83)	37.73	(1.24)	(1.40)	0.58	0.58	1.66	1.66	943	34
Year ended May 31, 2024	37.21	1.10	3.63	—	4.73	(1.90)	—	—	(1.90)	40.04	13.00	13.10	0.58	0.58	2.79	2.79	2,002	23
Year ended May 31, 2023	40.11	1.59	(3.42)	—	(1.83)	(1.07)	—	—	(1.07)	37.21	(4.27)	(4.15)	0.58	0.58	4.37	4.37	1,860	20
April 6, 2022* through May 31, 2022	40.00	0.14	(0.05)	0.02	0.11	—	—	—	—	40.11	0.29	(0.18)	0.58	0.58	2.36	2.36	2,006	10
*
Commencement of investment operations.
**
Consolidated Financial Highlights.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)
Not annualized for periods less than one year.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)
Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and Nasdaq) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

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(f)
Annualized for periods less than one year.
(g)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.
(h)
Per share amount is less than $0.005.
(i)
The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(j)
Amount has been reclassified based on the tax character of the distributions for the tax year ended October 31, 2022.
(k)
Includes net futures account fees amounting to 0.03%. Excluding these fees, the ratio of expenses to average net assets would have been 0.70%.
(l)
Includes net futures account fees amounting to 0.06%. Excluding these fees, the ratio of expenses to average net assets would have been 0.65%.
(m)
Includes net futures account fees amounting to 0.02%. Excluding these fees, the ratio of expenses to average net assets would have been 0.65%.
(n)
Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.38) and the net investment income (loss) net of waivers ratio would have been (0.45)%.
(o)
Less than 0.005%.
†
Per share amounts have been restated on a retroactive basis to reflect share splits and reverse share splits, as applicable.
Name of Fund	Effective Date	Type of Split
Large Cap Core Plus	January 13, 2022	2-for-1 forward stock split
S&P 500® Ex-Energy ETF	April 10, 2024	2-for-1 forward stock split
S&P 500® Ex-Financials ETF	April 10, 2024	2-for-1 forward stock split
S&P 500® Ex-Health Care ETF	April 10, 2024	2-for-1 forward stock split

Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
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You can find additional information about each Fund in its current SAI, dated September 26, 2025, as may be amended from time to time, and the most recent Form N-CSR and annual and semi-annual reports to shareholders, which have been filed electronically with the SEC and which are incorporated by reference into, and are legally a part of, this Prospectus. In each Fund’s annual report, you will find a summary discussion of the key market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semiannual financial statements. Copies of the SAI, each Fund’s annual and semi-annual reports and other information such as Fund financial statements are available, free of charge, online at each Fund’s website (www.proshares.com). You may also request a free copy of the SAI or make inquiries to ProShares Trust by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.
You can find other information about ProShares Trust on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee via email to publicinfo@sec.gov.
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